As filed with the Securities and Exchange Commission on July 31, 2009.


                                                      1933 Act File No. 33-65572
                                                      1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 45
                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 46


                             USAA MUTUAL FUNDS TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226
                                                           --------------
                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                           --------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___     immediately upon filing pursuant to paragraph (b)
___     on (date) pursuant to paragraph (b)
___     60 days after filing pursuant to paragraph (a)(1)
_X_     on (October 1, 2009) pursuant to paragraph (a)(1)
___     75 days after filing pursuant to paragraph (a)(2)
___     on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     Part A
                            The Prospectuses for the
               Balanced Strategy Fund, Cornerstone Strategy Fund,
              Growth and Tax Strategy Fund, Emerging Markets Fund,
             International Fund, Precious Metals and Minerals Fund,
         World Growth Fund, GNMA Trust, and Treasury Money Market Trust
                               are included herein

                                     Part A

                               Prospectus for the
                             Balanced Strategy Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA BALANCED STRATEGY FUND
     (USBSX)
     OCTOBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective...........................................................2
Fees and Expenses..............................................................2
Principal Investment Strategy..................................................2
Principal Risks................................................................3
Performance....................................................................4
Investment Adviser.............................................................5
Subadviser.....................................................................5
Portfolio Managers.............................................................5
Purchase and Sale of Fund Shares...............................................5
Tax Information................................................................5
Payments to Broker-Dealers and Other Financial Intermediaries..................5
Principal Investment Strategies................................................6
Principal Risks................................................................9
Portfolio Holdings............................................................11
Fund Management...............................................................11
Portfolio Managers............................................................12
Using Mutual Funds in an Asset Allocation Program.............................12
How to Invest.................................................................13
How to Redeem.................................................................14
How to Exchange...............................................................15
Other Important Information About Purchases, Redemptions, and Exchanges.......15
Shareholder Information.......................................................16
Financial Highlights..........................................................18


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA BALANCED STRATEGY FUND
===============================================================================

INVESTMENT OBJECTIVE

The Balanced Strategy Fund (the Fund) is an asset allocation fund with an investment objective to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                    .69%(a)
  Distribution and/or Service (12b-1) Fees          None
  Other Expenses                                    .73%
  Acquired Fund Fees and Expenses                   .05%
  TOTAL ANNUAL OPERATING EXPENSES                  1.47%(B)


(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the management fee of 0.75% by 0.06% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Balanced Funds Index.

(b) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses    1.42%
           Reimbursement From IMCO                   (.42%)
           TOTAL ANNUAL OPERATING EXPENSES
             AFTER REIMBURSEMENT                     1.00%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
       $149           $463          $800          $1,752

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time. One such strategy involves selling index call or corresponding ETF options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

In addition, in an attempt to enhance the Fund's return and diversification, the Fund also may use a global tactical asset allocation overlay strategy (GTAA), which is an alternative investment strategy under which the Fund would invest in commingled or other funds that invest in long/short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While the Fund attempts to minimize any adverse impact to it or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

===============================================================================
2 | USAA BALANCED STRATEGY FUND

===============================================================================

Because this Fund invests in stocks, it is subject to stock market risk, which is the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations.

In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

The success of the GTAA strategy depends, in part, on the GTAA investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. Any investment made using the GTAA strategy will be considered illiquid.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, within seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, any investment made using the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment. The Fund is limited to 15% of its net assets in illiquid securities.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
                                                                  Prospectus | 3

USAA BALANCED STRATEGY FUND
================================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

-----------------------------------------------------------------------------

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
   1999            18.90%
   2000            -4.50%
   2001            10.96%
   2002           -10.11%
   2003            19.39%
   2004             8.06%
   2005             4.35%
   2006             7.37%
   2007             3.70%
   2008           -32.46%
------------------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                11.72% (6/30/09)
     BEST QUARTER*                                  WORST QUARTER*
     11.79% 4TH QTR. 1999                    -19.27% 4TH QTR. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to October 2, 2006, which is the date on which DIMA assumed day-to-day management of the portion of the Fund's assets attributed to it and the period prior to October 1, 2007, which is the date on which Volaris Group began managing the index option-based risk management strategy for the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's Assets.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS       9/1/95
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                         -32.46%         -3.24%                 1.38%              4.23%

  Return After Taxes on Distributions                         -33.08%         -4.61%                 0.02%              2.84%

  Return After Taxes on Distributions
  and Sale of Fund Shares                                     -20.81%         -3.02%                 0.70%              3.10%
  Russell 3000(R) Index
  (reflects no deduction for fees, expenses, or taxes)        -37.31%         -1.95%                -0.80%              5.38%

  Barclays Capital U.S. Aggregate Bond Index
  (reflects no deduction for fees, expenses, or taxes)          5.24%          4.65%                 5.63%              6.27%

  Lipper Balanced Funds Index
  (reflects no deduction for taxes)                           -26.18%          0.12%                 1.53%              5.13%

================================================================================
4 | USAA BALANCED STRATEGY FUND

================================================================================

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISERS

Deutsche Investment Management Americas Inc. (DIMA)

Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group)

PORTFOLIO MANAGERS

IMCO

|X| BONDS

Arnold J. Espe, CFA, vice president of Fixed Income Investments, has managed the bonds and money market instruments investment category since January 2004.

|X| STOCKS

John P. Toohey, CFA, vice president of Equity Investments, has co- managed the portion of the stocks investment category that invests in ETFs since July 2009.

Wasif A. Latif, vice president of Equity Investments, has co-managed the portion of the stocks investment category that invests in ETFs since July 2009.

DIMA

|X| STOCKS

Robert Wang, managing director of Deutsche Asset Management and portfolio manager, joined the Fund in October 2006.

James B. Francis, CFA, director of Deutsche Asset Management and portfolio manager, joined the Fund in July 2008.

CSSU

|X| INDEX OPTION-BASED RISK MANAGEMENT STRATEGY

Yirong Li, CFA, vice president, is a senior member of the Volaris Group and risk management team and joined the Fund in October 2007.

Defina Maluki is a portfolio manager and quantitative analyst on the Volaris Portfolio Management and Trading team and joined the Fund in February 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
                                                                  Prospectus | 5

USAA BALANCED STRATEGY FUND
================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is an asset allocation fund with an investment objective to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

IMCO is the Fund's investment adviser and manages the bonds and money market instruments investment categories of the Fund, a portion of the stocks investment category that is invested in ETFs, and other alternative investment strategies.

IMCO has retained DIMA to serve as subadviser of the rest of the Fund's stocks investment category. DIMA is responsible for managing the portion of the Fund's assets attributed to it. IMCO also has retained CSSU for its Volaris Group to serve as a subadviser of the Fund to manage the Fund's index option-based risk management strategy.

The Fund's principal investment strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

===============================================================================
                                      PERCENTAGE TARGET RANGE
INVESTMENT CATEGORY                        OF NET ASSETS
-------------------------------------------------------------------------------

Stocks                                           30% - 70%
Bonds and Money Market Instruments               30% - 70%
===============================================================================

The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

In addition to the principal investment strategies discussed above, the Fund may seek to earn additional income through securities lending. When the Fund loans its securities, there is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent. There also is the risk that any assets acquired with cash collateral received in connection with securities loans will decline in value. The Fund also may use alternative investments such as derivatives and other strategies and may engage in frequent and active trading.

|X| WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

|X| WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide the potential for high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio.

If rebalancing the Fund's portfolio is necessary, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in stocks and 35% in bonds and money market instruments. During the quarter, due to market returns, the Fund's portfolio could hold 75% in stocks and 25% in bonds and money market instruments. In this case, we would sell stocks and use the proceeds to buy bonds or money market instruments to bring the stocks and bonds and money market instruments back to within their target ranges.

STOCKS

|X| WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The stocks investment category will be invested in domestic common stocks and other equity securities within all asset classes (small-, mid-, and large-cap), which primarily include those within the Russell 3000(R) Index. Equity securities may include common stocks, preferred and preference stocks, convertible securities, and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets, or have no organized markets. The Fund also may invest to a lesser extent in foreign common stocks and other equity securities.

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities). The Fund also may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand

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6 | USAA BALANCED STRATEGY FUND

===============================================================================

to meet shareholder redemptions or other needs while maintaining exposure to the market.

In addition, we may invest up to 25% of the Fund's total assets in ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAVs. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. ETFs generally will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

|X| WHAT OTHER EQUITY-RELATED STRATEGIES WILL THE FUND UTILIZE?

As an alternative investment strategy in an attempt to reduce the Fund's volatility over time, the Fund may implement an index option-based strategy by selling index call or corresponding ETF options and buying index put or corresponding ETF options or put spread options.

As the seller of an index call or corresponding ETF option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also may repurchase the call or corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put or corresponding ETF option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put or corresponding ETF option generally increases as stock prices decrease.

|X| ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

Selling index call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option's exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call options also can limit the Fund's opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

|X| WHAT ARE THE KEY CHARACTERISTICS OF "ALTERNATIVE INVESTMENTS"?

Alternative investments such as GTAA are expected to have relatively low correlation to traditional asset classes like stocks and bonds. While alternative investments can be very volatile on a stand-alone basis, when combined with traditional asset classes their low correlation can provide risk-reducing diversification to the Fund during periods of market disruption. For example, a GTAA strategy would be expected to perform well when an excessive valuation (that is, a "bubble") unwinds in a particular asset class the GTAA manager has shorted. While alternative investments have demonstrated low correlation to traditional asset classes historically, there are no assurances they will provide the expected diversification benefits in each market crisis going forward.

|X| WHAT IS THE GTAA STRATEGY?

In an attempt to enhance the Fund's return and diversification, the Fund also employs a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the portfolio utilizing the strategy is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will

===============================================================================
                                                                  Prospectus | 7

USAA BALANCED STRATEGY FUND
===============================================================================

broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

|X| HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

DIMA

INVESTMENT PHILOSOPHY. DIMA pursues an actively managed, quantitative investment process. DIMA's investment philosophy is based on three central tenets: First, securities have an intrinsic value from which they deviate over time. DIMA believes that the best way to measure a security's fair value is relative to its peers within its own industry. Second, DIMA believes that finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Finally, quantitative investment models provide an improved framework for selecting potentially mispriced stocks in an unbiased, consistent, and repeatable manner.

QUANTITATIVE INVESTMENT APPROACH. DIMA blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. DIMA's proprietary U.S. stock evaluation model, the Quantitative Investment Model, incorporates valuation and growth investment parameters and is used to select securities. DIMA believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DIMA also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

PORTFOLIO CONSTRUCTION AND QUANTITATIVE RISK MANAGEMENT. DIMA extensively screens the universe of securities comprising the Russell 3000(R) Index using multiple investment parameters to identify what DIMA believes are the most and least attractive securities. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

IMCO

In making the determination to buy and sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

BONDS AND MONEY MARKET INSTRUMENTS

|X| WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information
(SAI).

The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WHAT IS THE CREDIT QUALITY OF THE BONDS AND MONEY MARKET INSTRUMENTS?

The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for five of the current NRSRO rating agencies:

LONG-TERM                 SHORT-TERM
RATING AGENCY             DEBT SECURITIES   DEBT SECURITIES
----------------------------------------------------------------------------
Moody's Investors
Service, Inc.             At least Baa3     At least Prime-3 or Mig 3
Standard & Poor's
Rating Group              At least BBB -    At least A-3 or SP-2
Fitch Ratings, Inc.       At least BBB -    At least F3
Dominion Bond
Rating Service Limited    At least BBB low  At least R-2 low
A.M. Best Co., Inc.       At least bbb      At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities.

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8 | USAA BALANCED STRATEGY FUND

================================================================================

These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a further description of debt ratings in the Fund's SAI.

|X| HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

|X| WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative, because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's NAV and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the

===============================================================================
                                                                  Prospectus | 9

USAA BALANCED STRATEGY FUND
===============================================================================

Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

REBALANCING RISK: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

When the Fund invests in the GTAA strategy through a commingled or other fund, it may indirectly use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risk associated with using them.

LEVERAGING RISK: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

ETFS RISK: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

GTAA STRATEGY RISK: The success of the GTAA strategy depends, in part, on the GTAA investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. Any investment made using the GTAA strategy will be considered illiquid.

LIQUIDITY RISK: Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, any investment made using the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment.

The Fund is limited to 15% of its net assets in illiquid securities.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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10 | USAA BALANCED STRATEGY FUND

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PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
+/- 100 to 400                  +/- 4
+/- 401 to 700                  +/- 5
+/- 701 and greater             +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.75% by 0.06%. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2009, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.27% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with DIMA and CSSU under which DIMA and the Volaris Group of CSSU provide day-to-day discretionary management of the portion of the Fund's stocks investment category attributed to it in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. DIMA and CSSU are compensated directly by IMCO and not by the Fund.

DIMA, 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. As of June 30, 2009, DIMA managed approximately $xxx.x billion in assets.

Volaris Group is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris are through Credit Suisse Asset Management which, as of June 30, 2009, managed approximately $xxx billion in assets.

================================================================================
                                                                 Prospectus | 11

USAA BALANCED STRATEGY FUND
================================================================================

PORTFOLIO MANAGERS

IMCO

|X| BONDS

ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 24 years of investment management experience and has worked for us for nine years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of San Antonio.

|X| STOCKS

JOHN P. TOOHEY, CFA, vice president of Equity Investments, also is responsible for the Fund's asset allocation. He joined IMCO in February 2009. Prior to joining IMCO, Mr. Toohey was a managing director at AIG Investments, where he was responsible for the investments supporting AIG's pension plans worldwide from December 2000 to January 2009. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team.
Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

WASIF A. LATIF, vice president of Equity Investments, has worked for IMCO since June 2006. Prior to joining IMCO, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif also was a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. He has co-managed the portion of the stocks investment category that invests in ETFs since July 2009. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

DIMA

|X| STOCKS

The Fund's stock investment portfolio attributed to DIMA is managed by a team of investment professionals who collaborate to implement the Fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the Fund's stock investment portfolio attributed to DIMA. The following people handle the day-to-day management of the Fund.

ROBERT WANG, managing director of Deutsche Asset Management and portfolio manager. Mr. Wang joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation. Mr. Wang is Global Head of Quantitative Strategies Portfolio Management: New York. He joined the Fund in October 2006. Education:
B.S., The Wharton School, University of Pennsylvania.

JAMES B. FRANCIS, CFA, director of Deutsche Asset Management and portfolio manager. Mr. Francis is Head of Active Quantitative Equity Portfolio Management:
New York. He joined Deutsche Asset Management in 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, at Northern Trust Global Investments. He joined the Fund in July 2008. Education: B.S., University of Massachusetts, Amherst.

CSSU

|X| INDEX OPTION-BASED RISK MANAGEMENT STRATEGY

YIRONG LI, CFA, vice president, is a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris Group's Low Volatility Return strategy. Also, he is responsible for research and product development, with primary focus in the development, trading, and portfolio management of Volaris Group's European business initiatives. Prior to joining CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School.

DEFINA MALUKI is a portfolio manager and quantitative analyst on the Volaris Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development, with a primary focus on Volaris' Volatility Income Strategy. Prior to joining Volaris in March 2006, Mr. Maluki began his career at Goldman Sachs in July 2002, where he developed fixed income trading and hedging models for a quantitative-macro hedge fund. Education: B.S., with high honors, electrical engineering, Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Mr. Maluki is a CFA charter holder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

THE IDEA BEHIND ASSET ALLOCATION

If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way, bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here.

==============================================================================
12 | USAA BALANCED STRATEGY FUND

===============================================================================

History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly, because your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 16 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

===============================================================================
                                                                 Prospectus | 13

USAA BALANCED STRATEGY FUND
================================================================================

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal
     Savings Bank Trust Department, other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY . . .

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM or MOBILE.USAA.COM to establish these services or call (800) 531-USAA (8722) to add these services.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X|  Call  toll  free  (800)   531-USAA   (8722)  to  access  our  24-hour  USAA
     self-service   telephone   system  or  to  speak  with  a  member   service
     representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable pro-

===============================================================================
14 | USAA BALANCED STRATEGY FUND

===============================================================================

cedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 12. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA Funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA Funds calculates their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive

===============================================================================
                                                                 Prospectus | 15

================================================================================

short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or rele-

===============================================================================
16 | USAA BALANCED STRATEGY FUND

===============================================================================

vant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, commingled, or other funds, (other than ETFs) are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend

================================================================================
                                                                 Prospectus | 17

================================================================================

or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

===============================================================================
USAA BALANCED STRATEGY FUND | 18

================================================================================

                                                                               YEAR ENDED MAY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008              2007             2006              2005
--------------------------------------------------------------------------------------------------------------------------------

 Net asset value at beginning of period       $     14.01      $     15.70       $    14.97        $    15.41       $     14.70
                                              ----------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                               .43              .38              .37               .34               .26
  Net realized and unrealized gain (loss)           (3.95)            (.96)            1.68               .26               .86
                                              ----------------------------------------------------------------------------------
 Total from investment operations                   (3.52)            (.58)            2.05               .60              1.12
 Less distributions from:
  Net investment income                              (.41)            (.38)            (.38)             (.31)             (.25)
  Realized capital gains                             (.00)(d)         (.73)            (.94)             (.73)             (.16)
                                              ----------------------------------------------------------------------------------
 Total distributions                                 (.41)           (1.11)           (1.32)            (1.04)             (.41)
 Net asset value at end of period             $     10.08      $     14.01       $    15.70        $    14.97       $     15.41
                                              ==================================================================================
 Total return (%)*                                 (25.13)           (3.82)           14.28(a)           3.84              7.67
 Net assets at end of period (000)            $   449,984      $   622,186       $  661,780        $  634,124       $   609,763
 Ratios to average net assets:**
  Expenses (%)(b)                                    1.00             1.00             1.00(a)           1.00              1.00
  Expenses, excluding
     reimbursements (%)(b)                           1.42             1.26             1.26(a)           1.27              1.29
  Net investment income (%)                          4.12             2.61             2.46              2.15              1.74
 Portfolio turnover (%)                               116              185(c)           179               153                68


*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S. generally  accepted  accounting  principles  and could differ from the Lipper reported return.

**   For the year ended May 31, 2009, average net assets were $458,515,000.

(a) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                     (.00%)+          (.00%)+           (.01%)           (.01%)            (.02%)

       +  Represents less than 0.01% of average net assets.

(c) Reflects increased trading activity due to changes in asset allocation strategies.

(d)  Represents less than $0.01 per share.

===============================================================================
                                                                Prospectus | 19

USAA BALANCED STRATEGY FUND
===============================================================================
NOTES
--------------------------------------------------------------------------------

================================================================================
USAA BALANCED STRATEGY FUND | 20

================================================================================
                                                                Prospectus | 21

USAA BALANCED STRATEGY FUND
================================================================================

================================================================================
USAA BALANCED STRATEGY FUND | 22

================================================================================

================================================================================
                                                                Prospectus | 23

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
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                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

    If you would  like more  information  about  the Fund,  you may call  (800)
     531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                             [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper


================================================================================
26667-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                            Cornerstone Strategy Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA CORNERSTONE STRATEGY FUND
     (USCRX)
     OCTOBER 1, 2009
     ===============================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective......................................................  2
Fees and Expenses.........................................................  2
Principal Investment Strategy.............................................  2
Principal Risks...........................................................  2
Performance...............................................................  4
Investment Adviser........................................................  5
Subadvisers...............................................................  5
Portfolio Managers........................................................  5
Purchase and Sale of Fund Shares..........................................  5
Tax Information...........................................................  5
Payments to Broker-Dealers and Other Financial Intermediaries.............  5
Principal Investment Strategies...........................................  6
Principal Risks........................................................... 10
Portfolio Holdings........................................................ 12
Fund Management........................................................... 12
Portfolio Managers........................................................ 13
Using Mutual Funds in an Asset Allocation Program......................... 15
How to Invest............................................................. 15
How to Redeem............................................................. 17
How to Exchange........................................................... 17
Other Important Information About Purchases, Redemptions, and Exchanges... 18
Shareholder Information................................................... 19
Financial Highlights...................................................... 21


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA CORNERSTONE STRATEGY FUND
===============================================================================

INVESTMENT OBJECTIVE

The Cornerstone Strategy Fund (the Fund) is an asset allocation Fund with an investment objective to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                    .71%(a)
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses                                    .66%
   Acquired Fund Fees and Expenses                   .09%
   TOTAL ANNUAL OPERATING EXPENSES                  1.46%(B)


(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the management fee of 0.75% by 0.04% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Flexible Funds Index.

(b) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.19% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

            Actual Total Annual Operating Expenses   1.37%
            Reimbursement From IMCO                  (.18%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                    1.19%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------------------------
      1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------
       $148          $461           $795          $1,742

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 162% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments.

The Fund may use alternative investment strategies from time to time, in an attempt to reduce its volatility over time. One such strategy involves selling index call or corresponding ETF options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

In addition, in an attempt to enhance the Fund's return and diversification, the Fund also may use a global tactical asset allocation overlay strategy (GTAA), which is an alternative investment strategy under which the Fund would invest in commingled or other funds that invest in long/short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has

===============================================================================
2 | USAA CORNERSTONE STRATEGY FUND

===============================================================================

less flexibility in the timing of purchases and sales of securities than it would otherwise. While the Fund attempts to minimize any adverse impact to it or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Because this Fund invests in stocks, it is subject to stock market risk, which is the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk. The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

There is a possibility that the Fund's investment in real estate investment trusts will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

When the Fund invests in the GTAA strategy through a commingled or other fund, it may indirectly use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risk associated with using them.

The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The success of the GTAA strategy depends, in part, on the GTAA investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. Any investment made using the GTAA strategy will be considered illiquid.

Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, any investment made using the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment. The Fund is limited to 15% of its net assets in illiquid securities.

================================================================================
                                                                  Prospectus | 3

USAA CORNERSTONE STRATEGY FUND
================================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

CALENDAR YEAR      RETURN
   1999             8.13%
   2000             2.75%
   2001            -4.72%
   2002            -8.26%
   2003            23.71%
   2004            11.51%
   2005             5.53%
   2006            13.81%
   2007             6.03%
   2008           -34.47%
------------------------------------------------------------------------------
                           SIX-MONTH YTD TOTAL RETURN
                                11.19% (6/30/09)

     BEST QUARTER*                               WORST QUARTER*
     13.32% 2ND QTR. 2003                 -18.55% 4TH QTR. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of a portion of the U.S. stocks and international stocks investment categories of the Fund; October 2, 2006, which is the date on which Credit Suisse assumed day-to-day management of a portion of the U.S. stocks investment category of the Fund; July 9, 2007, which is the date on which QMA assumed day-to-day management of a portion of the international stocks investment category of the Fund; and October 1, 2007, which is the date on which the Volaris Group of CSSU began managing the index option-based risk management strategy for the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    8/15/84
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                                 -34.47%       -1.43%             1.12%            7.52%

  Return After Taxes on Distributions                                 -34.92%       -3.03%            -0.29%            5.92%

  Return After Taxes on Distributions and Sale of Fund Shares         -22.12%       -1.28%             0.64%            6.04%

  S&P 500(R) Index
 (reflects no deduction for fees, expenses, or taxes)                 -37.00%       -2.19%            -1.38%           10.30%

  Lipper Global Flexible Funds Index
 (reflects no deduction for taxes)                                    -32.37%        0.26%             2.25%             N/A

================================================================================
4 | USAA CORNERSTONE STRATEGY FUND

================================================================================

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISERS

Credit Suisse Asset Management, LLC (Credit Suisse)

Batterymarch Financial Management, Inc. (Batterymarch)

Quantitative Management Associates LLC (QMA)

Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group)

PORTFOLIO MANAGERS

IMCO

|X| U.S. STOCKS AND INTERNATIONAL STOCKS

John P. Toohey, CFA, vice president of Equity Investments, has co- managed the portion of the U.S. Stocks and International Stocks investment categories that invests in ETFs since July 2009.

Wasif A. Latif, vice president of Equity Investments, has co-managed the portion of the U.S. Stocks and International Stocks investment categories that invests in ETFs since July 2009.

|X| BONDS AND MONEY MARKET INSTRUMENTS

Arnold J. Espe, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category of the Fund since January 2004.

|X| PRECIOUS METALS AND MINERALS SECURITIES AND REAL ESTATE SECURITIES

Mark W. Johnson, CFA, vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Real Estate Securities investment category since March 2006.

Dan Denbow, CFA, assistant vice president and portfolio manager, has co-managed the Precious Metals and Minerals Securities and the Real Estate Securities investment categories since October 2008.

CREDIT SUISSE

|X| U.S. STOCKS

Jordan Low, director, global head of research and portfolio management for quantitative equity products, joined the Fund in February 2008.

BATTERYMARCH

|X| U.S. STOCKS AND INTERNATIONAL STOCKS

Adam J. Petryk, CFA, senior director and global investment strategist, joined the Fund in October 2008.

Michael P. McElroy, CFA, director and senior portfolio manager, joined the Fund in October 2008.

QMA

|X| INTERNATIONAL STOCKS

Margaret S. Stumpp, Ph.D., is the chief investment officer of QMA. She joined the Fund in October 2007.

Ted Lockwood is a managing director of QMA. He joined the Fund in October 2007.

John Van Belle, Ph.D., is a managing director of QMA. He joined the Fund in October 2007.

VOLARIS GROUP

|X| INDEX OPTION-BASED RISK MANAGEMENT STRATEGY

Yirong Li, CFA, vice president, a senior member of the Volaris Group and risk management team, joined the Fund in October 2007.

Defina Maluki, a portfolio manager and quantitative analyst on the Volaris Portfolio Management and Trading team, joined the fund in February 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
                                                                  Prospectus | 5

USAA CORNERSTONE STRATEGY FUND
================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

IMCO is the Fund's investment adviser and manages portions of the U.S. stocks and international stocks investment categories that are invested in exchange-traded funds (ETFs). IMCO also manages the portions of the Fund investing in bonds and money market instruments, the precious metals and minerals securities, and other alternative investment strategies such as GTAA, and the real estate securities investment categories of the Fund. IMCO also determines the allocation of assets among subadvisers and investment categories.

IMCO has retained Credit Suisse to serve as subadviser for a portion of the U.S. stocks investment category of the Fund, Batterymarch to serve as subadviser for a portion of the U.S. stocks and international stocks investment categories of the Fund, and QMA to serve as subadviser for a portion of the international stocks investment category of the Fund.

IMCO also has retained CSSU for its Volaris Group to serve as a subadviser of the Fund managing the Fund's index option-based risk management strategy.

The Fund's principal investment strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

===========================================================================

                                       PERCENTAGE TARGET RANGE
INVESTMENT CATEGORY                         OF NET ASSETS
---------------------------------------------------------------------------

U.S. Stocks                                    15% - 70%
International Stocks                            5% - 70%
Bonds and Money Market Instruments              5% - 50%
Real Estate Securities                          0% - 20%
Precious Metals and Minerals Securities
and Other Alternative Investment Strategies     0% - 10%
===========================================================================

The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

In addition to the principal investment strategies discussed above, the Fund may seek to earn additional income through securities lending. When the Fund loans its securities, there is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is the risk that any assets acquired with cash collateral received in connection with securities loans will decline in value. The Fund also may use alternative investments such as derivatives and other strategies and may engage in active and frequent trading.

|X| WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

|X| WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S. Stocks category was selected to provide appreciation. The International Stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The Bonds and Money Market Instruments category was selected to provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. The Real Estate Securities, Precious Metals and Minerals Securities, and other alternative investment strategies categories were selected to provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

However,  as  a  temporary  defensive  measure  because  of  market,   economic,
political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments.

This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio.

If rebalancing the Fund's portfolio is necessary, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in U.S. stocks, 15% in international stocks, 10% in bonds and money market instruments, 5% in real estate securities, and 5% in precious metals and minerals securities and other alternative investment strategies. During the quarter, a strong U.S. stock market coupled with weak real estate and precious metals and minerals markets could leave the portfolio with 80% in U.S. stocks, 10% in international stocks, 4% in bonds and money market instruments, 3% in real estate securities, and 3% in precious metals and minerals securities and other alternative investment strategies. In this case, we would sell U.S. stocks and could use the proceeds to buy more bonds

===============================================================================
6 | USAA CORNERSTONE STRATEGY FUND

===============================================================================

and money market instruments to bring U.S. stocks and bonds and money market instruments back within their target ranges.

U.S. STOCKS

|X| HOW ARE ETFS USED IN THE FUND'S PORTFOLIO?

Up to 50% of the Fund's portfolio allocated to U.S. stocks, but no more than 25% of the Fund's total assets, may consist of U.S. stock ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAVs. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. ETFs generally focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

|X| WHAT OTHER EQUITY-RELATED STRATEGIES WILL THE FUND UTILIZE?

As an alternative investment strategy in an attempt to reduce the Fund's volatility over time, the Fund may implement an index option-based strategy by selling index call or corresponding ETF options and buying index put options or put spread options.

As the seller of an index call or corresponding ETF option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also may repurchase the call or corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put or corresponding ETF option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put or corresponding ETF option generally increases as stock prices decrease.

|X| ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

Selling index call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option's exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call options also can limit the Fund's opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

|X| HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

With respect to the portion of the Fund's assets invested in domestic equity securities by Credit Suisse, the Fund's universe of U.S. stocks is a combination of constituents, at the time of purchase, of the Russell 3000(R) Index, S&P 1500 Index, and MSCI USA Standard Index. The portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Credit Suisse portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

|X| Forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential, and earnings and price momentum.

|X| Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the Fund's overall exposure to such low-quality stocks; and

|X| Help determine the Fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Credit Suisse portfolio managers apply these models to companies that are represented in one or more domestic indices (such as, the Russell 3000 Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be overweighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the Fund as a whole, among other characteristics. In general, the Fund will maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances.

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                                                                  Prospectus | 7

USAA CORNERSTONE STRATEGY FUND
===============================================================================

If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques. The portfolio is not managed with a view toward producing significant income for the Fund.

Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

The portfolio also may invest in new and unseasoned companies that the portfolio managers believe have the potential for long-term capital appreciation.

With respect to the portion of the Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks the relative attractiveness of the investable universe across five major dimensions - broad measures traditionally used by fundamental investors to analyze companies: cash flow, earnings growth, expectations, value, and technical. Batterymarch ranks stocks from multiple viewpoints - within intuitive, common-sense peer groups based on global economic sector, market-cap size, style, risk, and subsector/industry. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria.

In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

INTERNATIONAL STOCKS

|X| WHAT ROLE DO INTERNATIONAL STOCKS PLAY IN THE FUND'S PORTFOLIO?

From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets. The Fund may invest in emerging markets countries.

In addition, up to 50% of the Fund's portfolio allocated to international stocks, but no more than 25% of the Fund's total assets, may consist of foreign ETFs. For more information on investments in ETFs, see U.S. Stocks - How are ETFs used in the Fund's Portfolio?

|X| WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY"?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

|X| HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?

With respect to the portion of the Fund's assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock's projected earnings growth rate. As a result, the primary emphasis of QMA's stock selection process is on valuation measures for stocks with slow earnings growth and factors related to future earnings for stocks with fast earnings growth.

QMA's investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing essentially style-neutral, core exposure to non-U.S. stocks.

QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will outperform the general international equity market (MSCI EAFE Index). QMA seeks to achieve this objective through investments in equity securities of non-U.S. companies.

The investable universe of non-U.S. stocks is evaluated according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks. Securities are then arrayed across a spectrum from most attractive to least attractive.

A separate portfolio construction model incorporates risk control factors that seek to constrain the portfolio exposure to country, industry, sector, market capitalization, and individual stocks. This results in a portfolio that is intended to add value versus the benchmark on a risk-adjusted basis.

The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics, and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

QMA's portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

With respect to the portion of this Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and opinions. The process is customized by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI All Country World Index. In making the determination to buy or sell ETFs in

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8 | USAA CORNERSTONE STRATEGY FUND

================================================================================

this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

BONDS AND MONEY MARKET INSTRUMENTS

|X|  WHAT  ROLE DO  BONDS  AND  MONEY  MARKET  INSTRUMENTS  PLAY  IN THE  FUND'S
PORTFOLIO?

The bonds and money market instruments investment category is intended to provide both liquidity and interest income.

|X| WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information
(SAI).

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WHAT IS THE CREDIT QUALITY OF THE BONDS AND MONEY MARKET INSTRUMENTS?

The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for five of the current NRSRO rating agencies:

                           LONG-TERM         SHORT-TERM
RATING AGENCY              DEBT SECURITIES   DEBT SECURITIES
----------------------------------------------------------------------------
Moody's Investors                            At least Prime-3
Service, Inc.              At least Baa3     or MIG 3
Standard & Poor's                            At least A-3
Rating Group               At least BBB -    or SP-2
Fitch Ratings, Inc.        At least BBB -    At least F3
Dominion Bond
Rating Service Limited     At least BBB low  At least R-2 low
A.M. Best Co., Inc.        At least bbb      At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a further description of debt ratings in the Fund's SAI.

|X| HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

|X| WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

REAL ESTATE SECURITIES

|X| WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

|X| WHAT TYPES OF REAL ESTATE SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

Investments in this category will consist primarily of domestic and foreign common stocks of REITs, companies that operate as real estate corporations or that have a significant portion of their assets in real estate, mutual funds, or ETFs that invest in REITs or real estate securities. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, We also may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

|X| HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

In selecting stocks for the Fund, we seek to invest in companies that are attractively priced relative to an assessment of NAV, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its

===============================================================================
                                                                  Prospectus | 9

USAA CORNERSTONE STRATEGY FUND
===============================================================================

balance sheet, and the growth prospects of its markets impact the premium or discount to NAV that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

PRECIOUS METALS AND MINERALS SECURITIES
AND OTHER ALTERNATIVE INVESTMENT STRATEGIES

|X| WHAT ROLE DO PRECIOUS METALS AND MINERALS SECURITIES PLAY IN THE FUND'S PORTFOLIO?

Precious metals and minerals securities may be selected for their potential to increase in value during inflationary periods and periods of U.S. dollar weakness. Additionally, precious metals and minerals securities may be selected for their ability to stabilize the portfolio's rate of return during periods when U.S. stock prices are generally declining. Historical tendencies show that prices of precious metals and minerals securities generally increase when prices of U.S. stocks decrease.

|X| WHAT TYPES OF PRECIOUS METALS AND MINERALS SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

We will invest the Fund's assets devoted to this category in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

|X| HOW ARE THE DECISIONS TO BUY AND SELL PRECIOUS METALS AND MINERALS SECURITIES MADE?

We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

The Fund also may hold no precious metals and minerals securities when considered appropriate.

|X| WHAT ARE THE KEY CHARACTERISTICS OF "ALTERNATIVE INVESTMENTS"?

Alternative investments such as precious metals, mutual funds that invest in commodities, and GTAA are expected to have relatively low correlation to traditional asset classes like stocks and bonds. While alternative investments can be very volatile on a stand-alone basis, when combined with traditional asset classes their low correlation can provide risk-reducing diversification to the Fund during periods of market disruption. For example, precious metals and commodities may be expected to perform well when inflation risk increases and a GTAA strategy would be expected to perform well when an excessive valuation (that is, a "bubble") unwinds in a particular asset class the GTAA manager has shorted. While alternative investments have demonstrated low correlation to traditional asset classes historically, there are no assurances they will provide the expected diversification benefits in each market crisis going forward.

|X| WHAT IS THE GTAA STRATEGY?

In an attempt to enhance the Fund's return and diversification, the Fund also employs a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the portfolio utilizing the strategy is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the (SAI) (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond

===============================================================================
10 | USAA CORNERSTONE STRATEGY FUND

===============================================================================

prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative, because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case on higher-rated securities.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems which that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

REAL ESTATE INVESTMENT TRUSTS (REIT) INVESTMENT RISK: The possibility that the Fund's investments in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

PRECIOUS METALS AND MINERALS SECURITIES: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counter rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage,

================================================================================
                                                                 Prospectus | 11

USAA CORNERSTONE STRATEGY FUND
================================================================================

which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce could cause lower returns or even losses to the Fund.

When the Fund invests in the GTAA strategy through a commingled or other fund, it may indirectly use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risk associated with using them.

LEVERAGING RISK: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

ETFS RISK: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

REBALANCING RISK: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

GTAA STRATEGY RISK: The success of the GTAA strategy depends, in part, on the GTAA investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. Any investment made using the GTAA strategy will be considered illiquid.

LIQUIDITY RISK: Liquidity risk is the risk that a fund's investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, any investment made using the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment. The Fund is limited to 15% of its net assets in illiquid securities.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. IMCO had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for periods ended May 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0%

==============================================================================
12 | USAA CORNERSTONE STRATEGY FUND

===============================================================================

to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, precious metals and minerals securities, and other alternative investment strategies.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------
+/- 100 to 400                   +/- 4
+/- 401 to 700                   +/- 5
+/- 701 and greater              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.75% by 0.04%.

We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.19% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2009, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.53% of average net assets.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with Credit Suisse, Batterymarch, QMA, and CSSU, under which Credit Suisse, Batterymarch, QMA, and the Volaris Group of CSSU provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Credit Suisse, Batterymarch, QMA, and CSSU are compensated directly by IMCO and not by the Fund.

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of June 30, 2009, the asset management business of Credit Suisse had approximately $xxx billion in assets under management.

Batterymarch,  located at John Hancock  Tower,  200  Clarendon  Street,  Boston,
Massachusetts 02116, is a registered investment adviser founded in 1969. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2009, Batterymarch had assets under management of approximately $xx.x billion.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2009, QMA managed approximately $xx billion in assets.

Volaris Group is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris are through Credit Suisse Asset Management which, as of June 30, 2009, managed approximately $xxx billion in assets.

PORTFOLIO MANAGERS

IMCO

|X|  U.S.  STOCKS,   INTERNATIONAL  STOCKS,  AND  OTHER  ALTERNATIVE  INVESTMENT
STRATEGIES

JOHN P. TOOHEY, CFA, vice president of Equity Investments, also is responsible for the Fund's asset allocation. He joined IMCO in February 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG's pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. He has co-managed the portion of the U.S. Stocks and International Stocks investment category that invests in ETFs since July 2009. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

WASIF A. LATIF, vice president of Equity Investments, has worked for IMCO since Prior to joining IMCO, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif also was a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. He has co-managed the portion of the U.S. Stocks and International Stocks

===============================================================================
Prospectus | 13

USAA CORNERSTONE STRATEGY FUND
================================================================================

investment category that invests in ETFs since July 2009. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

|X| BONDS AND MONEY MARKET INSTRUMENTS

ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 24 years of investment management experience and has worked for us for nine years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

|X| PRECIOUS METALS AND MINERALS SECURITIES AND REAL ESTATE SECURITIES

MARK W. JOHNSON, CFA, vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Real Estate Securities investment category since March 2006. He has 35 years of investment management experience and has worked for us for 21 years.
Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

DAN DENBOW, CFA, assistant vice president and portfolio manager, has co-managed the Precious Metals and Minerals Securities and the Real Estate Securities investment categories since October 2008. Mr. Denbow has 17 years of investment management experience and has worked for us for 11 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the Chartered Financial Analyst
(CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

CREDIT SUISSE

|X| U.S. STOCKS

The Credit Suisse Quantitative Equities Group is responsible for the day-to-day management of the portion of the U.S. stocks investment category of the Fund allocated to Credit Suisse. Jordan Low has primary responsibility for the day-to-day management of this portion of the Fund.

JORDAN LOW, director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 where he focused on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Education: B.S. in computer science, management (finance), economics, and mathematics, and Master of Engineering in computer science, Massachusetts Institute of Technology.

BATTERYMARCH

|X| U.S. STOCKS AND INTERNATIONAL STOCKS

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and
selection,   portfolio  construction  and  trading,  and  review  trades  before execution.

Batterymarch's Global Developed Markets investment team manages a portion of this Fund. Members of the investment team may change from time to time. Adam J. Petryk, CFA and Michael P. McElroy, CFA, are responsible for the strategic oversight of the fund's investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch's current investment strategies.

ADAM J. PETRYK, CFA, senior director and global investment strategist, joined Batterymarch in 2007. Mr. Petryk is also chief investment officer of Legg Mason Canada, where he is responsible for asset allocation. He was formerly the deputy chief investment officer of Legg Mason Canada, with responsibility for domestic investment management and for building the firm's quantitative capabilities. He also was involved in product development and derivatives activities. Prior to that, he was an equity research analyst at Scotia Capital Markets. He has 12 years of investment experience. Education: B.S. and an M.S., University of Waterloo (Canada).

MICHAEL P. MCELROY, CFA, director and senior portfolio manager, joined Batterymarch in 2006. Mr. McElroy was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing, and client service. Prior to that, he held positions at Independence Investments, LLC, Digital Equipment, and Intermarket Capital Associates. He has 19 years of investment experience. Education: B.S. and two M.S. degrees, Massachusetts Institute of Technology.

QMA

|X| INTERNATIONAL STOCKS

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the international portion of the Fund are listed below.

MARGARET S. STUMPP, Ph.D., is the chief investment officer of QMA. She is portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Margaret is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction for QMA. She joined QMA's predecessor in 1987. Education: B.A. cum laude with distinction in economics, Boston University; and an A.M. and Ph.D. in economics, Brown University.

TED LOCKWOOD is a managing director of QMA. He is responsible for portfolio management, investment research, and new product development. He joined QMA's predecessor in 1988. Education: summa cum laude with a B.E. in engineering, Stony Brook University; an M.S. in engineering and an M.B.A. in finance, Columbia University.

JOHN VAN BELLE, Ph.D., is a managing director of QMA. John manages global, international, emerging markets, and regional equity portfolios. He joined QMA's predecessor in 1983. Education: B.S. in economics, St. Joseph's College; and Ph.D., University of Virginia.


===============================================================================
14 | USAA CORNERSTONE STRATEGY FUND

===============================================================================

VOLARIS GROUP

|X| INDEX OPTION-BASED RISK MANAGEMENT STRATEGY

YIRONG LI, CFA, vice president, is a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris Group's Low Volatility Return strategy. Also, he is responsible for research and product development, with primary focus in the development, trading, and portfolio management of Volaris Group's European business initiatives. Prior to joining CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School.

DEFINA MALUKI is a portfolio manager and quantitative analyst on the Volaris Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development, with a primary focus on Volaris' Volatility Income Strategy. Prior to joining Volaris in March 2006, Mr. Maluki began his career at Goldman Sachs in July 2002, where he developed fixed income trading and hedging models for a quantitative-macro hedge fund. Education: B.S., with high honors, electrical engineering, Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Mr. Maluki is a CFA charter holder.

The  (SAI)  provides  additional   information  about  the  portfolio  managers'
compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

THE IDEA BEHIND ASSET ALLOCATION

If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way, bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly, because your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

===============================================================================
                                                                 Prospectus | 15

================================================================================

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 19 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with Servicing Agents, which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY . . .

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X| To open an account, send your application and check to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

===============================================================================
16 | USAA CORNERSTONE STRATEGY FUND

===============================================================================

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM or MOBILE.USAA.COM to establish these services or call (800) 531-USAA (8722) to add these services.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 14. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

================================================================================
                                                                 Prospectus | 17

================================================================================

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA Funds calculates their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large, disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underly-

===============================================================================
USAA CORNERSTONE STRATEGY FUND | 18

================================================================================

ing trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund on which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when,

===============================================================================
                                                                Prospectus | 19

USAA CORNERSTONE STRATEGY FUND
===============================================================================

in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, commingled, or other funds, (other than ETFs) are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally.

Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

================================================================================
USAA CORNERSTONE STRATEGY FUND | 20

================================================================================

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

================================================================================
                                                                Prospectus | 21

USAA CORNERSTONE STRATEGY FUND
================================================================================

                                                                               YEAR ENDED MAY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008              2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------------

 Net asset value at beginning of period      $     24.17       $     28.51       $    26.50       $     26.53       $     25.80
                                             ---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                              .57               .46              .40               .56               .30(a)
  Net realized and unrealized gain (loss)          (7.02)            (1.16)            4.38              1.68              2.13(a)
                                             ---------------------------------------------------------------------------------------
 Total from investment operations                  (6.45)             (.70)            4.78              2.24              2.43(a)
 Less distributions from:
  Net investment income                             (.51)             (.44)            (.53)             (.22)             (.45)
  Realized capital gains                            -                (3.20)           (2.24)            (2.05)            (1.25)
                                             ---------------------------------------------------------------------------------------
 Total distributions                                (.51)            (3.64)           (2.77)            (2.27)            (1.70)
 Net asset value at end of period            $     17.21       $     24.17       $    28.51       $     26.50       $     26.53
                                             =======================================================================================
 Total return (%)*                                (26.39)            (2.79)           18.82(b)           8.67              9.42
 Net assets at end of period (000)           $ 1,603,954       $ 2,243,804       $2,193,361       $ 1,712,123       $1,543,380
 Ratios to average net assets:**
  Expenses (%)(c)                                   1.19              1.19             1.19(b)           1.17              1.18
  Expenses, excluding reimbursements (%)(c)         1.37              1.21             1.19(b)           1.17              1.18
  Net investment income (%)                         3.23              2.06             1.68              2.01              1.15
 Portfolio turnover (%)                              162            175(d)              127               151                65

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended May 31, 2009, average net assets were $1,628,876,000.

(a)  Calculated using average shares.

(b) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the Fund's expense ratios as follows:

                                           (.00%) +          (.00%)+           (.00%)+          (.01%)            (.02%)

     +  Represents less than 0.01% of average net assets.

(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================
USAA CORNERSTONE STRATEGY FUND | 22

================================================================================
NOTES
--------------------------------------------------------------------------------

================================================================================
                                                                Prospectus | 23

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

    If you would  like more  information  about  the Fund,  you may call  (800)
     531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                             [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper


================================================================================
23445-1009    Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                          Growth and Tax Strategy Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ==================================
     PROSPECTUS
     USAA GROWTH AND TAX STRATEGY FUND
     (USBLX)
     OCTOBER 1, 2009
     =================================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective........................................................2
Fees and Expenses...........................................................2
Principal Investment Strategy...............................................2
Principal Risks.............................................................2
Performance.................................................................3
Investment Adviser..........................................................4
Subadviser..................................................................4
Portfolio Managers..........................................................4
Purchase and Sale of Fund Shares............................................4
Tax Information.............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries...............4
Principal Investment Strategies.............................................5
Principal Risks.............................................................7
Portfolio Holdings..........................................................9
Fund Management.............................................................9
Portfolio Managers.........................................................10
Using Mutual Funds in an Asset Allocation Program..........................10
How to Invest..............................................................10
How to Redeem..............................................................12
How to Exchange............................................................12
Other Important Information About Purchases, Redemptions, and Exchanges....13
Shareholder Information....................................................14
Financial Highlights.......................................................16


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA GROWTH AND TAX STRATEGY FUND
===============================================================================

INVESTMENT OBJECTIVE

The Growth and Tax Strategy Fund (the Fund) is an asset allocation fund with an investment objective to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                     .43%(a)
   Distribution and/or Service (12b-1) Fees           None
   Other Expenses                                     .47%
   TOTAL ANNUAL OPERATING EXPENSES                    .90%

(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment decreased the management fee of 0.50% by 0.07% for the most recent fiscal year ended May 31, 2009. This performance adjustment was calculated by comparing the Fund's performance during the relevant performance period to that of the applicable Lipper index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

---------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------
       $92            $287          $499          $1,109

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income taxes to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While the Fund attempts to minimize any adverse impact to it or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund's investment strategies and techniques.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The securities in the Fund's portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All securities varying from the highest quality to very speculative have some degree of credit risk.

Because the Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually,

===============================================================================
2 | USAA GROWTH AND TAX STRATEGY FUND

===============================================================================

the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument for the Fund unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

Other types of tax-exempt securities that are subject to structural risk include liquidity protected preferred shares (LPP shares) and other similar securities. LPP shares are a new type of investment, the terms of which may change in the future in response to regulatory or market developments, which could adversely impact the value and liquidity of the Fund's investment in LPP shares, the tax treatment of investments in LPP shares, or the ability of the Fund to invest in LPP shares.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

    CALENDAR YEAR      RETURN
      1999              9.27%
      2000             -0.66%
      2001             -8.31%
      2002             -8.32%
      2003             15.15%
      2004              9.34%
      2005              7.03%
      2006              8.86%
      2007              2.53%
      2008            -25.30%
----------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                 8.14% (6/30/09)
     BEST QUARTER*                                 WORST QUARTER*
     8.16% 4TH QTR. 2004                    -14.23% 4TH QTR. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions on such income and capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to December 1, 2005, which is the date on which NTI assumed day-to-day management of the Fund's blue chip stocks investment category.

================================================================================
                                                                  PROSPECTUS | 3

USAA GROWTH AND TAX STRATEGY FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                    For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE INCEPTION
                                                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      1/11/89
------------------------------------------------------------------------------------------------------------------------------------

 Return Before Taxes                                                 -25.30%       -0.49%             0.25%             5.37%

 Return After Taxes on Distributions                                 -25.40%       -1.36%            -0.27%             4.67%

 Return After Taxes on Distributions and Sale of Fund Shares         -15.54%       -0.11%             0.50%             4.83%

 S&P 500(R) Index
(reflects no deduction for fees, expenses, or taxes)                 -37.00%       -2.19%            -1.38%             7.32%

 Barclays Capital Municipal Bond Index
 (reflects no deduction for fees, expenses, or taxes)                 -2.47%        2.71%             4.26%             5.98%

 Lipper Balanced Funds Index (reflects no deduction for taxes)       -26.18%        0.12%             1.53%             6.64%

 Composite Index (reflects no deduction for taxes)                   -22.99%       -0.91%             0.52%             5.68%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER

Northern Trust Investments, N.A. (NTI)

PORTFOLIO MANAGER

IMCO

|X| TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

Clifford A. Gladson, CFA, senior vice president of Fixed Income Investments, has managed the Tax-Exempt Bonds and Money Market Instruments investment category since November 1999.

NTI

|X| BLUE CHIP STOCKS

Michael Liao, second vice president, is a portfolio manager on the quantitative active/enhanced index team within Northern Trust Global Investments, has managed the blue chip stocks category of the Fund since October 2007.

Christopher A. Fronk, senior vice president of NTI, has managed the Fund since December 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund is not available for individual retirement accounts because the majority of its income is tax exempt. You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone
(800)  531-USAA  (8722).  Shares may be purchased by electronic  funds  transfer
(EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
4 | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is an asset allocation fund with an investment objective to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

We is the Fund's investment adviser and manage the bonds and money market instruments investment category of the Fund and have retained NTI to serve as subadviser for the blue chip stocks investment category of the Fund.

The Fund's principal investment strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

=========================================================================
                                 PERCENTAGE TARGET RANGE
INVESTMENT CATEGORY                   OF NET ASSETS
-------------------------------------------------------------------------
Tax-Exempt Bonds and
 Money Market Instruments               50% - 70%
Blue Chip Stocks                        30% - 50%
=========================================================================

The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

We may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

|X| WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

|X| WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Tax-exempt bonds provide income exempt from federal income tax. Blue chip stocks provide the potential for long-term capital growth. Tax-exempt money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

During normal market conditions, the Fund's assets will be invested so that at least 50% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers. This policy may only be changed by a shareholder vote.

However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term taxable or tax-exempt debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW WILL THE IMPACT OF FEDERAL INCOME TAXES BE MINIMIZED ON THE FUND'S SHAREHOLDERS?

The Fund's managers intend to use various techniques to minimize the impact of federal income taxes on the Fund's shareholders while maximizing capital appreciation, including:

|X| Investing in bonds and similar instruments that provide income which is exempt from federal income tax,

|X|  Investing in a portfolio of stocks with a low dividend yield,

|X| Selecting stocks that the subadviser expects to hold for sufficient periods to minimize the cost of trading and the receipt of capital gains,

|X| When selling securities, considering the sale of those with the highest tax cost basis to minimize the receipt of capital gains, and

|X|  Offsetting capital gains with capital losses, if available and appropriate.

Although the Fund seeks to minimize taxable income and the realization of capital gains, the Fund may nevertheless receive taxable income and realize capital gains from time to time. Additionally, you may owe taxes on realized capital gains, if any, when you redeem your Fund shares.

|X| WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 55% in tax-exempt bonds and money market instruments, and 45% in blue chip stocks. During the quarter, a strong stock

================================================================================
                                                                  PROSPECTUS | 5

USAA GROWTH AND TAX STRATEGY FUND
================================================================================

market coupled with a weak bond market could leave the portfolio with 45% in tax-exempt bonds and money market instruments and 55% in blue chip stocks. In this case, we would sell blue chip stocks and use the proceeds to buy tax-exempt bonds and/or money market instruments to bring the blue chip stocks back to within their target ranges.

TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

|X| WHAT ARE TAX-EXEMPT SECURITIES?

Tax-exempt securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, or Guam. They are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

|X| WHAT TYPES OF TAX-EXEMPT SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

The Fund's portfolio may include, but is not limited to, any of the following tax-exempt securities:

|X| GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest;

|X| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

|X| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

|X| INVERSE FLOATING RATE SECURITIES whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond;

|X| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. These securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions of a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities; and

|X| TAX-EXEMPT LIQUIDITY PROTECTED PREFERRED SHARES (or similar securities), which are generally designed to pay dividends that reset on or about every seven days in a remarketing process and possess an obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the preferred shares plus accrued dividends, all liquidity protected preferred shares that are subject to sale and not remarketed. The maturity of liquidity protected preferred shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements.

|X| VARIABLE-RATE DEMAND NOTES (VRDNs) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

|X| WHAT IS THE WEIGHTED AVERAGE MATURITY OF THE SECURITIES IN THE TAX-EXEMPT BONDS CATEGORY AND HOW IS IT CALCULATED?

The Tax-Exempt Bonds category includes tax-exempt securities that will have a remaining maturity at the time of purchase of more than one year. Although the weighted average maturity of the securities in this category is not restricted, we expect it to exceed 10 years. In determining a security's maturity for purposes of calculating the Fund's weighted average maturity, we may use estimates of the expected time for the security's principal to be paid. This can be substantially shorter than the security's stated final maturity. For a discussion on the method of calculating the weighted average maturity of the Fund's portfolio, see INVESTMENT POLICIES in the statement of additional information (SAI).

|X| WHAT TYPES OF TAX-EXEMPT MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The tax-exempt money market instruments in the portfolio are tax-exempt money market funds or debt securities that have remaining stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features resulting in an effective maturity of one year or less.

|X| WHAT ARE THE CREDIT RATINGS OF THE TAX-EXEMPT SECURITIES?

The Fund will invest primarily in investment-grade tax-exempt securities with at least 50% of the combined total market value of the tax-exempt bonds and tax-exempt money market instruments being rated within the three highest long-term rating categories (A or higher) by such rating agencies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best) or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best.

Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). Below are investment-grade ratings for five of the current NRSRO rating agencies:

===============================================================================
6 | USAA GROWTH AND TAX STRATEGY FUND

===============================================================================

                   LONG-TERM           SHORT-TERM
RATING AGENCY      DEBT SECURITIES     DEBT SECURITIES
--------------------------------------------------------------------
Moody's            At least Baa3       At least Prime-3 or MIG 3
S&P                At least BBB -      At least A-3 or SP-2
Fitch              At least BBB -      At least F3
Dominion           At least BBB low    At least R-2 low
A.M. Best          At least bbb        At least AMB-3

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

The Fund also may invest up to 10% of its net assets that at the time of purchase are below-investment-grade tax-exempt securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.

On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to a Fund. On securities possessing a third party guarantor, we reserve the right to place such security in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third party guarantor is no longer relied upon for ratings eligibility.

You will find a further description of tax-exempt ratings in the Fund's SAI.

|X| HOW ARE THE DECISIONS TO BUY AND SELL TAX-EXEMPT SECURITIES MADE?

We will buy securities that offer an attractive balance of tax-exempt income against credit risk and price volatility. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or an attractive replacement security is available.

BLUE CHIP STOCKS

|X| WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

We define a blue chip company as one that has a market capitalization of:

|X| At least $500 million and is included in the list of companies that make up the S&P 500 Index or the Dow Jones Industrial Average, or

|X|  At least $1 billion.

NTI will invest in common stocks of companies that makeup the S&P 500 Index. NTI may invest up to 5% of the Fund's total assets in blue chip stocks of foreign issuers or in American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs), or similar forms of ownership interest in securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

|X| HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

The investment objective of this portion of the Fund is to generate pre-tax returns similar to the S&P 500 Index and after-tax outperformance through active tax management. Securities are purchased and sold using stock selection aiming to provide aggregate investment characteristics similar to those of the S&P 500 Index without sacrificing performance. Generally, the Fund will not be invested in all the stocks in the S&P 500 Index. Active tax management is used to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, in order to offset such capital gains as are realized.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. The Fund is subject to the risk that the market value of the bonds held in the Fund will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

===============================================================================
                                                                  PROSPECTUS | 7

USAA GROWTH AND TAX STRATEGY FUND
===============================================================================

|X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

STOCK MARKET RISK: Because the Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

REBALANCING RISK: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While every attempt is made to manage the Fund in a tax-exempt manner, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

CHANGES IN TAX LAWS RISK: The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund's investment strategies and techniques.

STRUCTURAL RISK: Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument for the Fund unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

Other types of tax-exempt securities that are subject to structural risk include liquidity protected preferred shares (LPP shares) and other similar securities. LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments, which could adversely impact the value and liquidity of the Fund's investment in LPP shares, the tax treatment of investments in LPP shares, or the ability of the Fund to invest in LPP shares.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
8 | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of the Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of the portion of the Fund that invests in tax-exempt bonds and tax-exempt money market instruments.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a Lipper index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets.

In calculating the performance adjustment, the performance period for the Fund consists of the current month plus the previous 35 months. The portion of the performance adjustment based on the period prior to August 1, 2006, was calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index. The portion of the performance adjustment based on the period after August 1, 2006, is calculated monthly by comparing the Fund's performance to that of a composite index comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX              (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)          OF THE FUND'S AVERAGE NET ASSETS)
-------------------------------------------------------------------------
+/- 20 to 50                       +/- 4
+/- 51 to 100                      +/- 5
+/- 101 and greater                +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of 0.50% by 0.07%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with NTI, located at 50
S. LaSalle Street, Chicago, Illinois 60603, under which NTI provides day-to-day discretionary management of the Fund's blue chip stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. NTI is compensated directly by IMCO and not by the Fund.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. NTI is a subsidiary of The Northern Trust Company (TNTC).

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors. As of June 30, 2009, NTI and its affiliates had assets under custody of $x.x trillion and assets under investment management of $xxx billion.

===============================================================================
                                                                  PROSPECTUS | 9

USAA GROWTH AND TAX STRATEGY FUND
===============================================================================

PORTFOLIO MANAGERS

IMCO

|X| TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

CLIFFORD A. GLADSON, CFA, senior vice president of Fixed Income Investments, has managed the Tax-Exempt Bonds and Money Market Instruments investment category since November 1999. Mr. Gladson also is responsible for the Fund's asset allocation. He has 22 years of investment management experience and has worked for IMCO for 19 years. Education: B.S., Marquette University; M.S., University of Wisconsin, Milwaukee. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

NTI

|X| BLUE CHIP STOCKS

Michael Liao and Christopher A. Fronk are primarily responsible for the day-to-day management of the blue chip stocks investment category of the Fund.

MICHAEL LIAO, second vice president, is a portfolio manager on the quantitative active/enhanced index team within Northern Trust Global Investments. He is responsible for the implementation of several quantitative equity strategies specializing in tax advantaged strategies. Before joining Northern Trust in 2007, Mr. Liao worked as a portfolio manager & quantitative analyst at World
Asset Management in Birmingham, Michigan. Prior to that, he worked with University of Michigan Health System for seven years where he held project management and software technical lead positions. Education: B.S., Nankai University in China, an M.S., Wayne State University, and an M.B.A., University of Michigan Ross School of Business. He is a CFA charterholder, a member of Investment Analyst Society of Detroit, and the CFA Institute.

CHRISTOPHER A. FRONK is a senior vice president of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Fronk joined NTI in 1999 and has been a member of the quantitative management group for quantitative equity strategies. He has managed the Fund since December 2005.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
ASSET ALLOCATION PROGRAM

THE IDEA BEHIND ASSET ALLOCATION

If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way, bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly, because your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

===============================================================================
10 | USAA GROWTH AND TAX STRATEGY FUND

===============================================================================

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 15 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instruments, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X|  $3,000

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

--------------------------------------------------------------------------------
NOTE: THIS FUND IS NOT AVAILABLE FOR AN IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX-EXEMPT.
--------------------------------------------------------------------------------

HOW TO PURCHASE BY . . .

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

================================================================================
                                                                 PROSPECTUS | 11

USAA GROWTH AND TAX STRATEGY FUND
================================================================================

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your account,  visit us at USAA.COM or  MOBILE.USAA.COM,  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM or MOBILE.USAA.COM to establish these services or call (800) 531-USAA (8722) to add these services.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY . . .

INTERNET/MOBILE

|X|  Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pur-

===============================================================================
12 | USAA GROWTH AND TAX STRATEGY FUND

===============================================================================

suant to the procedures set forth herein. See EFFECTIVE DATE on page 10. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); and (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however,

===============================================================================
                                                                 PROSPECTUS | 13

USAA GROWTH AND TAX STRATEGY FUND
================================================================================

that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or

===============================================================================
14 | USAA GROWTH AND TAX STRATEGY FUND

===============================================================================

prices  of  securities  of  comparable  quality,   coupon,  maturity  and  type;
indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this PROSPECTUS. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

Distributions to shareholders derived from tax-exempt interest received by the Fund will be excluded from a shareholder's gross income for federal income tax purposes, provided the Fund meets certain requirements.

IN CERTAIN INSTANCES, TAX-EXEMPT INTEREST HAS TAX IMPLICATIONS.

For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

Distributions of tax-exempt income are considered in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or |X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer

===============================================================================
                                                                 PROSPECTUS | 15

USAA GROWTH AND TAX STRATEGY FUND
================================================================================

agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and PROSPECTUS even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports and PROSPECTUSes via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


===============================================================================
16 | USAA GROWTH AND TAX STRATEGY FUND

===============================================================================

                                                                                YEAR ENDED MAY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                2009              2008             2007             2006              2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $      13.80      $      14.75      $     14.40      $      14.65     $      14.61
                                            ----------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .40               .40              .38               .36              .34
   Net realized and unrealized gain (loss)         (2.80)             (.96)            1.37               .71             1.15
                                            ----------------------------------------------------------------------------------------
Total from investment operations                   (2.40)             (.56)            1.75              1.07             1.49
Less distributions from:
   Net investment income                            (.40)             (.39)            (.39)             (.34)            (.35)
   Realized capital gains                              -                 -             (1.01)            (.98)           (1.10)
                                            ----------------------------------------------------------------------------------------
Total distributions                                 (.40)             (.39)           (1.40)            (1.32)           (1.45)
Net asset value at end of period            $      11.00      $      13.80      $     14.75      $      14.40     $      14.65
                                            ========================================================================================
Total return (%)*                                 (17.38)            (3.81)           12.67(a)           7.38            10.40
Net assets at end of period (000)           $    132,807      $    180,200      $   201,778      $    191,755      $   188,469
Ratios to average net assets:**
   Expenses (%)(b)                                   .90               .89              .91(a)            .83              .81
   Net investment income (%)                        3.46              2.80             2.66              2.44             2.37
Portfolio turnover (%)                                25                38               37               111              120


*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended May 31, 2009, average net assets were $141,836,000.

(a) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                  (.00%)+           (.00%)+           (.00%)+          (.01%)            (.03%)

     +  Represents less that 0.01% of average net assets.

================================================================================
                                                                 PROSPECTUS | 17

USAA GROWTH AND TAX STRATEGY FUND
================================================================================
NOTES
--------------------------------------------------------------------------------

===============================================================================
18 | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

===============================================================================
                                                                PROSPECTUS | 19

USAA GROWTH AND TAX STRATEGY FUND
===============================================================================

================================================================================
20|  USAA GROWTH AND TAX STRATEGY FUND

================================================================================

================================================================================
                                                                PROSPECTUS | 21

USAA GROWTH AND TAX STRATEGY FUND
================================================================================

================================================================================
22| USAA GROWTH AND TAX STRATEGY FUND

================================================================================

================================================================================
                                                                PROSPECTUS | 23

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE



================================================================================

    If you would  like more  information  about  the Fund,  you may call  (800)
     531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)                    [GRAPHIC OMITTED]
                                                              Recycled Paper

================================================================================
23444-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Emerging Markets Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ==================================
     PROSPECTUS
     USAA EMERGING MARKETS FUND (USEMX)
     OCTOBER 1, 2009
     ==================================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Principal Investment Strategies...............................................5
Principal Risks...............................................................6
Portfolio Holdings............................................................7
Fund Management...............................................................7
Portfolio Managers............................................................8
Using Mutual Funds in an Asset Allocation Program.............................8
How to Invest.................................................................8
How to Redeem................................................................10
How to Exchange..............................................................10
Other Important Information About Purchases, Redemptions, and Exchanges......11
Shareholder Information......................................................12
Financial Highlights.........................................................14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA EMERGING MARKETS FUND
================================================================================

INVESTMENT OBJECTIVE

The Emerging Markets Fund (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

 Management Fee                                     1.01%(a)
 Distribution and Service (12b-1) Fees              None
 Other Expenses                                      .78%
 TOTAL ANNUAL OPERATING EXPENSES                    1.79%(B)

(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment increased the management fee of 1.00% by 0.01% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Emerging Markets Funds Index.

(b) In the periods of market volatility, assets may decline significantly causing the Fund's total annual operating expenses to become higher than the numbers shown in the table above.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

-----------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
       $182            $564          $971         $2,109

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transactions cots. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 76% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

The Fund also is subject to geographic concentration risk in that it invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

The Fund also is subject to over-the counter (OTC) risk, OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed

================================================================================
2 | USAA Emerging Markets Fund

================================================================================

stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

         |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIOD ENDED DECEMBER 31

     CALENDAR YEAR               TOTAL RETURNS
          2008                     -51.65%
          2007                      33.61%
          2006                      29.36%
          2005                      25.54%
          2004                      26.19%
          2003                      53.04%
          2002                      -5.05%
          2001                      -5.79%
          2000                     -31.92%
          1999                      52.43%
-----------------------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                32.58% (6/30/09)
     BEST QUARTER*                                           WORST QUARTER*
     26.75% 4th Qtr. 1999                             -28.92% 4th Qtr. 2008

   * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to October 2, 2006, which is the date on which Batterymarch assumed day-to-day management of the portion of the Fund's assets, and June 28, 2002, which is the date on which the The Boston Company assumed day-to-day management of the portion of the Fund's assets. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's Assets.

================================================================================
                                                                  Prospectus | 3

USAA Emerging Markets Fund
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         SINCE INCEPTION
                                                  PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS          11/7/94
---------------------------------------------------------------------------------------------------------------------------

 Return Before Taxes                                -51.65%            5.77%               6.52%               2.84%

 Return After Taxes on Distributions                -52.43%            5.01%               6.15%               2.38%

 Return After Taxes on Distributions
 and Sale of Fund Shares                            -32.69%            5.18%               5.87%               2.43%

 Morgan Stanley Capital International (MSCI)
 Emerging Markets Index (reflects no deduction
 for fees, expenses, or taxes)                      -53.18%            8.02%               9.31%               2.45%

 Lipper Emerging Markets Funds Index
 (reflects no deduction for taxes)                  -54.76%            6.30%               8.64%               2.34%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISERS

The Boston Company Asset Management LLC (The Boston Company)

Batterymarch Financial Management, Inc. (Batterymarch)

PORTFOLIO MANAGERS

THE BOSTON COMPANY

D. Kirk Henry, CFA, executive vice president & director of International Value Equity at The Boston Company, has managed the Fund since June 2002.

Carolyn M. Kedersha, CFA, CPA, senior vice president and senior portfolio manager, has managed the Fund since June 2002.

Warren Skillman, vice president and portfolio manager, has managed the Fund since July 2007.

BATTERYMARCH

David W. Lazenby, CFA, director and senior portfolio manager, has managed the Fund since October 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
4 | USAA Emerging Markets Fund

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants to acquire such securities and substantially similar forms of equity and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' notice to shareholders.

IMCO is the Fund's investment adviser and has retained The Boston Company and Batterymarch to serve as subadvisers of the Fund. IMCO believes that attractive investment opportunities exist in many emerging markets. Investing a person's assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher risk and volatility, including the USAA Emerging Markets Fund in a well-diversified portfolio, while not guaranteed or assured, could significantly enhance overall portfolio returns. The Fund combines the advantages of a diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States.

|X| WHAT IS AN "EMERGING MARKET COMPANY"?

An issuer is an emerging market company if:

|X| It is organized under the laws of an emerging market country (as defined below);

|X| The principal trading market for its stock is in an emerging market country; or

|X| At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

|X| WHAT COUNTRIES ARE CONSIDERED EMERGING MARKETS COUNTRIES?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

|X| WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

|X| The countries in which these stock markets are found have a less-developed economy than the developed countries.

|X| Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

|X| Sustainable economic growth rates are higher, or potentially higher, than developed countries.

|X| Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

|X| Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

|X| The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.


|X| IN WHAT EMERGING MARKET COUNTRIES DOES THE FUND INTEND TO INVEST?

Some of the countries in which the Fund expects to invest or may invest include, but are not limited to:

ASIA: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan, Thailand;

AMERICAS: Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela;

AFRICA/MIDDLE EAST: Egypt, Israel, Jordan, Morocco, South Africa, Turkey, and

EUROPE/OTHER: Croatia, Czech Republic, Hungary, Poland, Russia, Slovakia.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest no more than 20% of its net assets in equity securities of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

The Fund also may invest its assets in public and private sector debt and fixed-income instruments of emerging market issuers, including Brady Bonds of selected countries, exchange-traded notes (ETNs), and equity-linked structured notes, which are believed to have the potential for significant capital appreciation (due, for example, to its assessment of prospects for an issuer or the issuer's domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

================================================================================
                                                                  Prospectus | 5

USAA Emerging Markets Fund
================================================================================

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No, there are no restrictions except that the Fund may not invest more than 25% of its total assets in any one industry. Additionally, the Fund's investments will be diversified in four or more countries.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

The Boston Company's portfolio construction is a direct result of stock selection. The Boston Company considers specific regional and sector research coverage during the investment process and it purchases securities that demonstrate strong value, sound business fundamentals and positive business momentum. Sell decisions are based upon our investment philosophy, which is value- orientated, research-driven and risk-adverse. Furthermore, The Boston Company will generally sell securities when any one of the following is realized: declining value, declining fundamentals or declining business momentum.

Batterymarch uses quantitative techniques to rank the relative attractiveness of a very broad universe of liquid securities across five fundamental dimensions: value, and cash flow, earnings growth, expectations, and technicals. Portfolio manager opinions, based on traditional fundamental research, are incorporated into the ranking process for individual securities when they differ from the quantitative rankings. The portfolio manager opinions, which typically apply to less than 20% of the investable universe, are equally weighted with the quantitative ranking. Decisions to buy or sell particular stocks are determined by their rankings.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

================================================================================
6 | USAA Emerging Markets Fund

================================================================================

EXCHANGE-TRADED FUNDS (ETFS) RISK: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Markets Fund Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one percent
(1.00%)  of the  Fund's  average  net  assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)        OF THE FUND'S AVERAGE NET ASSETS)
----------------------------------------------------------------------------
+/- 100 to 400                     +/- 4
+/- 401 to 700                     +/- 5
+/- 701 and greater                +/- 6

 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Emerging Markets Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 1.00% by 0.01%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into Investment Subadvisory Agreements with The Boston Company and Batterymarch, under which The Boston Company and Batterymarch provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2009, The Boston Company subadvised 13 mutual funds with assets under management of approximately $XX.X billion. The Boston Company is compensated directly by IMCO and not by the Fund.

Batterymarch is a registered investment adviser founded in 1969 and located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2009, Batterymarch had assets under management of approximately $XX.X

================================================================================
                                                                  Prospectus | 7

USAA Emerging Markets Fund
================================================================================

billion. Batterymarch is compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

THE BOSTON COMPANY

D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Henry joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead portfolio manager for all International Value and Emerging Markets Value strategies at The Boston Company and has managed the Fund since June 2002.

CAROLYN M. KEDERSHA, CFA, CPA, joined The Boston Company in 1988. She serves as a senior vice president and senior portfolio manager. As a member of the portfolio management team, Ms. Kedersha conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America and has managed the Fund since June 2002.

WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004 -
2005). There, he was head of Latin America and South Africa for their Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997 - 2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst. He has managed the Fund since July 2007.

BATTERYMARCH

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and
selection,   portfolio  construction  and  trading,  and  review  trades  before execution.

Batterymarch's Emerging Markets investment team manages a portion of this Fund. Members of the investment team may change from time to time. David Lazenby, CFA, is responsible for the strategic oversight of the Fund's investments. His focus is on portfolio structure, and he is primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch's current investment strategies.

DAVID W. LAZENBY, CFA, director and senior portfolio manager, has been a member of the Emerging Markets team since joining Batterymarch in 1987 and was named director of the team in 2003.

He has managed the Fund since October 2006. Mr. Lazenby is a founding board member of the Latin Investment Management Leadership Council. He has 21 years of investment experience. Education: B.A., Brigham Young University.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your

================================================================================
8 | USAA Emerging Markets Fund

================================================================================

identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak to a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

===============================================================================
                                                                  Prospectus | 9

USAA Emerging Markets Fund
===============================================================================

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X|  Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 9. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (gener-

===============================================================================
10 | USAA Emerging Markets Fund

===============================================================================

ally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchanges. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to monitor excessive trading or purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requir-

================================================================================
                                                                 Prospectus | 11

USAA Emerging Markets Fund
================================================================================

ing the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

=================================================================
                             TOTAL ASSETS - TOTAL LIABILITIES
----------------------------------------------------------------
    NAV PER SHARE   =              NUMBER OF SHARES
                                     OUTSTANDING
=================================================================

VALUATION OF SECURITIES

Securities, including ETFs exchange traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the

================================================================================
12 | USAA Emerging Markets Fund

================================================================================

NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked price closest to the last sale price. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

================================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
================================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

================================================================================
                                                                 Prospectus | 13

USAA Emerging Markets Fund
================================================================================

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

================================================================================
14 | USAA Emerging Markets Fund

================================================================================

                                                                               Year Ended May 31,
                                               ----------------------------------------------------------------------------------
                                                    2009             2008            2007             2006            2005
                                               ----------------------------------------------------------------------------------

Net asset value at beginning of period         $      24.47       $     22.67     $     16.82      $     12.59      $   10.06
                                               ----------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income                                .23               .29             .14              .13            .13
   Net realized and unrealized gain (loss)            (9.15)             3.99            5.93             4.21           2.47
                                               ----------------------------------------------------------------------------------

Total from investment operations                      (8.92)             4.28            6.07             4.34           2.60
                                               ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income                               (.20)             (.29)           (.22)            (.11)          (.07)
   Realized capital gains                              (.94)            (2.19)             -               -              -
                                               ----------------------------------------------------------------------------------

Total distributions                                   (1.14)            (2.48)           (.22)            (.11)          (.07)
                                               ----------------------------------------------------------------------------------
Net asset value at end of period               $      14.41       $     24.47     $     22.67      $     16.82      $   12.59
                                               ==================================================================================

Total return (%)*                                    (34.71)            18.78           36.23(a)         34.52          25.82

Net assets at end of period (000)              $    425,934       $   622,436     $   445,365      $   314,876      $ 152,351

Ratios to average net asset:**
   Expenses (%)(b),(c)                                 1.79              1.51            1.65(a)          1.61           1.80
   Net investment income (%)                           1.98              1.22             .88             1.31           1.42

Portfolio turnover (%)                                   76                64              09               48             36

*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended May 31, 2009, average net assets were $372,135,000.

(a) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                      (.00%)+           (.00%)+         (.01%)           (.02%)          (.02%)

     +  Represents less than 0.01% of average net assets

(c)  Effective  March  1,  2004,   through   September  30,  2008,  the  Manager
     voluntarily agreed to limit the annual expenses of the Fund to 1.80% of the
     Fund's average net assets.  From June 1, 2003,  through  February 29, 2004, the  voluntary  expense  ratio was 2.10% of the Fund's  average  annual net assets

================================================================================
                                                                 Prospectus | 15

                                                                 ==============
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================================================================================

     If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


                                                               [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================
23449-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                               International Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ===============================
     PROSPECTUS
     USAA INTERNATIONAL FUND (USIFX)
     OCTOBER 1, 2009
     ===============================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective........................................................2
Fees and Expenses...........................................................2
Principal Investment Strategy...............................................2
Principal Risks.............................................................2
Performance.................................................................3
Investment Adviser..........................................................4
Subadviser..................................................................4
Portfolio Managers..........................................................4
Purchase and Sale of Fund Shares............................................4
Tax Information.............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries...............5
Principal Investment Strategies.............................................5
Principal Risks.............................................................6
Portfolio Holdings..........................................................6
Fund Management.............................................................6
Portfolio Managers..........................................................7
Using Mutual Funds in an Asset Allocation Program...........................7
How to Invest...............................................................7
How to Redeem...............................................................9
How to Exchange.............................................................9
Other Important Information About Purchases, Redemptions, and Exchanges.....9
Shareholder Information....................................................11
Financial Highlights.......................................................13


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INTERNATIONAL FUND
================================================================================

INVESTMENT OBJECTIVE

The International Fund (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                   .79%(a)
Distribution and Service (12b-1) Fees            None
Other Expenses                                   .52%
TOTAL ANNUAL OPERATING EXPENSES                 1.31%(B)

(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment increased the management fee of 0.75% by 0.04% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper International Funds Index.

(b) In the periods of market volatility, assets may decline significantly causing the Fund's total annual operating expenses to become higher than the numbers shown in the table above.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

-----------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------
       $133           $415          $718          $1,579

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size. Investments are selected primarily based on fundamental analysis of issuers. Quantitative analysis may also be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

The Fund also is subject to geographic concentration risk. If the Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

The Fund is also subject to over-the counter (OTC) risk, OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

An investment in this Fund is not a deposit of USAA Federal Savings Bank (FDIC), or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
2 | USAA International Fund

================================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIOD ENDED DECEMBER 31

     CALENDAR YEAR               TOTAL RETURNS
          2008                     -35.25%
          2007                       8.83%
          2006                      27.35%
          2005                      12.68%
          2004                      18.46%
          2003                      31.90%
          2002                      -9.08%
          2001                     -14.58%
          2000                     -10.82%
          1999                      28.65%
-----------------------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                 4.11% (6/30/09)

       BEST QUARTER*                                          WORST QUARTER*
       16.85% 2nd Qtr. 2003                            -17.02% 4th Qtr. 2008

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS Investment Management (MFS) assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE INCEPTION
                                                         PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS        7/11/88
----------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                       -35.25%           3.68%           3.48%            6.69%

  Return After Taxes on Distributions                       -35.49%           2.72%           2.71%            5.86%

  Return After Taxes on Distributions
  and Sale of Fund Shares                                   -22.26%           3.40%           3.04%            5.78%

  Morgan Stanley Capital International (MSCI) EAFE Index
  (reflects no deduction for fees, expenses, or taxes)      -43.38%           1.66%           0.80%            3.83%

  Lipper International Funds Index (reflects no deduction
  for taxes)                                                -43.62%           2.15%           2.14%            5.89%

================================================================================
                                                                  Prospectus | 3

USAA International Fund
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER

MFS Investment Management (MFS)

PORTFOLIO MANAGERS

David R. Mannheim, investment officer and global equity portfolio manager, has managed the Fund since June 2002.

Marcus L. Smith, investment officer and non-U.S. equity portfolio manager, has managed the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
4 | USAA International Fund

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

IMCO is the Fund's investment adviser and has retained MFS to serve as subadviser of the Fund. The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, and securities that carry the right to buy common stocks.

|X| WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY"?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and whether the company is included in an index that is representative of that country.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

MFS may invest the remainder of the Fund's assets in equity securities of companies that have at least one foreign characteristic, as determined by fund management, utilizing the same factors stated in the definition of a foreign company.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No, there are no restrictions except that MFS may not invest more than 25% of the Fund's total assets in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. MFS may invest a relatively high percentage of the Fund's assets in a single country, a small number of countries, or a particular geographic region. MFS may invest the Fund's assets in companies of any size.

We believe the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund's assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

GEOGRAPHIC CONCENTRATION RISK: Because the Fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the

================================================================================
                                                                  Prospectus | 5

USAA INTERNATIONAL FUND
================================================================================

Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper International Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS)
-----------------------------------------------------------------------
+/- 100 to 400                   +/- 4
+/- 401 to 700                   +/- 5
+/- 701 and greater              +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper International Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.04%.

================================================================================
6 | USAA International Fund

================================================================================

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2009, net assets under the management of MFS were approximately $xxx billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGERS

DAVID R. MANNHEIM, investment officer and global equity portfolio manager, has been employed in the investment area of MFS since 1988 and has managed the Fund since June 2002.

MARCUS L. SMITH, investment officer and non-U.S. equity portfolio manager, has been employed in the investment area of MFS since 1994 and has managed the Fund since June 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

================================================================================
                                                                  Prospectus | 7

USAA International Fund
================================================================================

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any

================================================================================
8 | USAA International Fund

================================================================================

     purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

===============================================================================
                                                                  Prospectus | 9

USAA International Fund
===============================================================================

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS
AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department; or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to the fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with

===============================================================================
10 | USAA International Fund

===============================================================================

financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

=================================================================
                             TOTAL ASSETS - TOTAL LIABILITIES
----------------------------------------------------------------
    NAV PER SHARE   =              NUMBER OF SHARES
                                     OUTSTANDING
=================================================================

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board

================================================================================
                                                                 Prospectus | 11

USAA INTERNATIONAL FUND
================================================================================

of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of ETF. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

================================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
================================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010 for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports  dividend  or interest income  or

|X| Fails to certify that he or she is not subject to backup withholding.

===============================================================================
12 | USAA International Fund

===============================================================================

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

================================================================================
                                                                 Prospectus | 13

USAA INTERNATIONAL FUND
================================================================================

                                                                                YEAR ENDED MAY 31,
                                             ---------------------------------------------------------------------------------------
                                                 2009             2008              2007             2006              2005
                                             ---------------------------------------------------------------------------------------
Net asset value at beginning of period       $      27.77      $      29.35      $     25.85      $      21.32      $     20.45
                                             ---------------------------------------------------------------------------------------

Income (loss) from investment  operations:
  Net investment income                               .35               .51              .20               .72              .10
  Net realized and unrealized gain (loss)           (9.35)             (.13)            6.00              5.09             2.35
                                             ---------------------------------------------------------------------------------------
Total from investment operations                    (9.00)              .38             6.20              5.81             2.45
                                             ---------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                              (.44)             (.41)            (.56)             (.21)            (.14)
  Realized capital gains                             (.25)            (1.55)           (2.14)            (1.07)           (1.44)
                                             ---------------------------------------------------------------------------------------
Total distributions                                  (.69)            (1.96)           (2.70)            (1.28)           (1.58)
                                             ---------------------------------------------------------------------------------------
Net asset value at end of period             $      18.08      $      27.77  $         29.35      $      25.85      $     21.32
                                             =======================================================================================
Total return (%)*                                  (32.16)             1.32            24.99(a)          27.90            11.91

Net assets at end of period (000)            $  1,048,966      $  1,526,020      $ 1,505,679      $  1,001,141      $   645,908

Ratios to average net assets: **
  Expenses (%) (b)                                   1.31              1.14             1.20(a)           1.20             1.24
  Net investment income (%)                          1.89              1.94             1.21              3.29             1.02

Portfolio turnover (%)                                 22                32               38                44               41


*    Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported return.

**   For the year ended May 31, 2009,  average net assets  were $1,036,109,000.

(a) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                    (.00%)+           (.00%)+          (.00%)+           (.01%)           (.01%)
     + Represents less than 0.01% of average net assets.

================================================================================
14 | USAA International Fund

================================================================================

NOTES
--------------------------------------------------------------------------------

================================================================================
                                                                 Prospectus | 15

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================================================================================

    If you would  like more  information  about  the Fund,  you may call  (800)
     531-USAA (8722) to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also may be viewed, free of charge, on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                               [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

23449-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                        Precious Metals and Minerals Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     =======================================
     PROSPECTUS
     USAA PRECIOUS METALS AND MINERALS FUND
     (USAGX)
     OCTOBER 1, 2009
     =======================================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Principal Investment Strategies...............................................5
Principal Risks...............................................................5
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Managers............................................................6
Using Mutual Funds in an Investment Program...................................7
How to Invest.................................................................7
How to Redeem.................................................................8
How to Exchange...............................................................9
Other Important Information About Purchases, Redemptions, and Exchanges...... 9
Shareholder Information......................................................10
Financial Highlights.........................................................12


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA PRECIOUS METALS AND MINERALS FUND
================================================================================

INVESTMENT OBJECTIVE

The Precious Metals and Minerals Fund (the Fund) is an equity fund with an investment objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                      .80%(a)
  Distribution and Service (12b-1) Fees               None
  Other Expenses                                      .51%
  TOTAL ANNUAL OPERATING EXPENSES                    1.31%

 (a) A performance fee adjustment increased the management fee of 0.75% by 0.05% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Gold Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
       $134           $416          $719          $1,581

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objectives will be to normally invest at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds. In addition, there is the possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

================================================================================
2 | USAA Precious Metals and Minerals Fund

================================================================================

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                    |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

     CALENDAR YEAR    TOTAL RETURN
          2008           -24.58%
          2007            27.68%
          2006            43.19%
          2005            39.25%
          2004           -10.75%
          2003            71.43%
          2002            67.61%
          2001            30.97%
          2000           -14.98%
          1999             7.17%

--------------------------------------------------------------------------------

                    SIX-MONTH YTD TOTAL RETURN
                         20.45% (6/30/09)
     BEST QUARTER*                        WORST QUARTER*
     38.91% 1st Qtr. 2002          -30.36% 3rd Qtr. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

================================================================================
                                                                  Prospectus | 3

USAA PRECIOUS METALS AND MINERALS FUND
================================================================================

                                                |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                                               For The Periods Ended December 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Since Inception
                                                            Past 1 Year     Past 5 Years        Past 10 Years          8/15/84
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                         -24.58%          11.38%              19.37%                5.67%

  Return After Taxes on Distributions                         -26.08%          10.14%              18.30%                5.10%

  Return After Taxes on Distributions
  and Sale of Fund Shares                                     -14.57%           9.64%              17.29%                4.83%

  S&P 500(R) Index
  (reflects no deduction for fees, expenses, or taxes)        -37.00%          -2.19%              -1.38%               10.30%

  Philadelphia Gold & Silver Index
  (reflects no deduction for fees, expenses, or taxes)        -27.66%           3.79%               8.23%                1.71%

  Lipper Gold Funds Index (reflects no deduction for taxes)   -32.59%           7.23%              13.92%                5.08%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGERS

Mark W. Johnson, CFA, vice president of Equity Investments, has managed the Fund since January 1994.

Dan Denbow, CFA, assistant vice president and portfolio manager, has co-managed the Fund since October 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $20 per transaction, per account.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
4 | USAA Precious Metals and Minerals Fund

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The  Fund's  principal   investment  objective  is  to  seek  long-term  capital
appreciation and to protect the purchasing power of your capital against inflation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund primarily invests at least 80% of its assets during normal market conditions in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

Since the majority of the Fund's assets will be invested in companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. We define "principally engaged" to mean that a majority of a company's revenue, earnings, or cash flow comes from the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds, or that a majority of a company's asset value as determined by us comes from gold and other precious metals and minerals, such as platinum, silver, and diamonds.

If we believe the outlook for these types of securities is unattractive, as a temporary defensive measure, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

We may invest the remainder of the Fund's assets in equity securities of natural resource companies, such as those engaged in exploration, production, or processing of base metals, oil, coal, or forest products. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WILL THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

We may invest the Fund's assets in foreign securities purchased in either foreign or U.S. markets.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at a reasonable valuation on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

PRECIOUS METALS AND MINERALS SECURITIES: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

NONDIVERSIFICATION RISK: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large

================================================================================
                                                                  Prospectus | 5

USAA PRECIOUS METALS AND MINERALS FUND
================================================================================

companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. IMCO had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Gold Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
+/- 100 to 400                     +/- 4
+/- 401 to 700                     +/- 5
+/- 701 and greater                +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Gold Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.05%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGERS

MARK W. JOHNSON, CFA, vice president of Equity Investments, has managed the Fund since January 1994. He has 35 years of investment management experience and has worked for IMCO for 21 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

DAN DENBOW, CFA, assistant vice president and portfolio manager, has co-managed the Fund since October 2008. Mr. Denbow has 17 years of investment management experience and has worked for IMCO for 11 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The  SAI  information  provides  additional   information  about  the  portfolio
managers'   compensation,   other  accounts  managed,   and  ownership  of  Fund
securities.

================================================================================
6 | USAA Precious Metals and Minerals Fund

================================================================================

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with Servicing Agents, which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform  Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and
    $250 for IRAs].

    Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X| $50 minimum per transaction, per account.

================================================================================
                                                                  Prospectus | 7

USAA PRECIOUS METALS AND MINERALS FUND
================================================================================

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

    There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY . . .

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA Funds, or make redemptions. This service is available with an Electronic Services Agreement
    (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X| To open an account, send your application and check to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X| To add to your  account,  visit us at  USAA.COM or  MOBILE.USAA.COM  or call
    (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM or MOBILE.USAA.COM to establish these services or call (800) 531-USAA (8722) to add these services.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY . . .

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

================================================================================
8 | USAA Precious Metals and Minerals Fund

================================================================================

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X| Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free  (800) 531-USAA
    (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 6. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund

===============================================================================
                                                                  Prospectus | 9

USAA PRECIOUS METALS AND MINERALS FUND
===============================================================================

because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds,  USAA Short-Term Bond Fund, and USAA
    Tax Exempt Short-Term Fund;

|X| Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases  and sales made  through  USAA  Strategic  Fund  Adviser(R),  USAA
    Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional  shares for use in USAA Target
    Retirement Funds; and

|X| Other   transactions   that  are  not   motivated  by   short-term   trading
    considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X| Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for the Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you can do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indi-

===============================================================================
10 | USAA Precious Metals and Minerals Fund

===============================================================================

ces. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be. Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive the distributions by way of EFT The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

================================================================================
                                                                 Prospectus | 11

USAA PRECIOUS METALS AND MINERALS FUND
================================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statement, are included in the Fund's annual report, which is available upon request.

================================================================================
12 | USAA Precious Metals and Minerals Fund

================================================================================

                                                                               YEAR ENDED MAY 31,
                                              --------------------------------------------------------------------------------------
                                                  2009            2008              2007             2006              2005
                                              --------------------------------------------------------------------------------------
Net asset value at beginning of period        $      35.52      $    28.86        $   26.77        $    13.60        $    14.52
                                              --------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)(a)                    (.08)           (.08)             .07               .07               .01
   Net realized and unrealized gain (loss)(a)        (3.36)           9.59             4.56             13.26              (.78)
                                              --------------------------------------------------------------------------------------
Total from investment operations(a)                  (3.44)           9.51             4.63             13.33              (.77)
Less distributions from:
   Net investment income                              (.01)           (.59)            (.76)               -                 -
   Realized capital gains                            (2.58)          (2.26)           (1.78)             (.16)             (.15)
                                              --------------------------------------------------------------------------------------
Total distributions                                  (2.59)          (2.85)           (2.54)             (.16)             (.15)
Net asset value at end of period              $      29.49      $    35.52        $   28.86        $    26.77        $    13.60
                                              ======================================================================================
Total return (%)*                                    (4.26)          34.24            17.70(b)          98.39             (5.39)
Net assets at end of period (000)             $  1,261,040      $1,214,032        $ 816,468        $  580,539        $  275,768
Ratios to average net assets:**
   Expenses (%)(c)                                    1.31            1.19             1.21(b)           1.21              1.26
   Net investment income (loss) (%)                   (.31)           (.24)             .27               .33               .06
Portfolio turnover (%)                                  28              28                12               29                27


 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

 ** For the year ended May 31, 2009, average net assets were $919,403,000.

(a) Calculated using average shares. For the year ended May 31, 2009, average shares were 38,396,000.

(b) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(c) Reflects total operating expenses of the Fund before any reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                    (.01%)            (.01%)           (.00%)+           (.01%)           (.03%)

       +  Represents less than 0.01% of average net assets.


================================================================================
                                                                 Prospectus | 13

USAA PRECIOUS METALS AND MINERALS FUND
================================================================================

NOTES
--------------------------------------------------------------------------------


================================================================================
14 | USAA Precious Metals and Minerals Fund

================================================================================

================================================================================
                                                                 Prospectus | 15

                                                      ==============
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                                                      ==============
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================================================================================

If you would like more information  about the Funds, you may call (800) 531-USAA
(8722) to request a free copy of the Funds' statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                              [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

23446-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                                World Growth Fund

                                Included herein

[USAA
EAGLE
LOGO (R)]


                                                       GRAPHIC OMITTED
     ===============================
     PROSPECTUS
     USAA WORLD GROWTH FUND (USAWX)
     OCTOBER 1, 2009
     ===============================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Subadviser....................................................................4
Portfolio Managers............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Principal Investment Strategies...............................................5
Principal Risks...............................................................5
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Managers............................................................7
Using Mutual Funds in an Asset Allocation Program.............................7
How to Invest.................................................................7
How to Redeem.................................................................8
How to Exchange...............................................................9
Other Important Information About Purchases, Redemptions, and Exchanges.......9
Shareholder Information......................................................11
Financial Highlights.........................................................13

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA WORLD GROWTH FUND
================================================================================

INVESTMENT OBJECTIVE

The World Growth Fund (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee                                        .80%(a)
Distribution and Service (12b-1) Fees                 None
Other Expenses                                        .62%
TOTAL ANNUAL OPERATING EXPENSES                      1.42%(B)

(a) A performance fee adjustment may increase or decrease the management fee by up to +/- 0.06% of the average net assets of the Fund during a rolling 36-month period. A performance fee adjustment increased the management fee of 0.75% by 0.05% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Funds Index.

(b) In the periods of market volatility, assets may decline significantly causing the Fund's total annual operating expenses to become higher than the numbers shown in the table above.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

-------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------
       $145            $449          $776         $1,702

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction cost. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 20% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of issuers. Quantitative analysis may also be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

The Fund also is subject to geographic concentration risk. If the Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

The Fund also is subject to over-the-counter (OTC) risk. OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.

Your investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

================================================================================
2 | USAA World Growth Fund

================================================================================

PERFORMANCE

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                         |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
ANNUAL RETURNS FOR PERIOD ENDED DECEMBER 31

     CALENDAR YEAR               TOTAL RETURNS
          2008                     -34.00%
          2007                       9.32%
          2006                      23.96%
          2005                       7.73%
          2004                      18.32%
          2003                      27.73%
          2002                     -15.97%
          2001                     -17.50%
          2000                     -11.20%
          1999                      30.73%

--------------------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                 4.90% (6/30/09)

     BEST QUARTER*                                  WORST QUARTER*
     17.93% 4th Qtr. 1999                    -18.21% 4th Qtr. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price and total return information for this Fund, log on to USAA.COM or call (800) 531-USAA
(8722).

This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS Investment Management (MFS) assumed day-to-day management of the portion of the Fund's assets. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's Assets.

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS       10/1/92
------------------------------------------------------------------------------------------------------------------------------------

 Return Before Taxes                                         -34.00%           2.66%               1.60%               5.85%

 Return After Taxes on Distributions                         -34.30%           1.77%               0.85%               4.97%

 Return After Taxes on Distributions
 and Sale of Fund Shares                                     -21.49%           2.54%               1.40%               5.00%

 Morgan Stanley Capital International (MSCI) World Index
 (reflects no deduction for fees, expenses, or taxes)        -40.71%          -0.51%              -0.64%               5.47%

 Lipper Global Funds Index (reflects no deduction for taxes) -38.78%           0.42%               1.23%               6.06%

================================================================================
                                                                  Prospectus | 3

USAA World Growth Fund
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER

MFS Investment Management (MFS)

PORTFOLIO MANAGER

David R. Mannheim, investment officer and global equity portfolio manager, has managed the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. No initial investment is required if you elect to have monthly electronic investments of at least $50 per transaction, per account.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
4 | USAA World Growth Fund

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

IMCO is the Fund's investment adviser and has retained MFS to serve as subadviser of the Fund. The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

|X| WHY ARE FOREIGN AND DOMESTIC STOCKS COMBINED IN THE FUND'S PORTFOLIO?

We believe that foreign stocks may have a balancing impact with regard to domestic stocks during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

|X| ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No, there are no restrictions except that no more than 25% of the Fund's total assets may be invested in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. MFS may invest a relatively high percentage of the Fund's assets in a single country, a small number of countries, or a particular geographic region. While MFS may invest the Fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

GEOGRAPHIC CONCENTRATION RISK: Because the Fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

================================================================================
                                                                  Prospectus | 5

USAA World Growth Fund
================================================================================

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher than normal portfolio turnover and transaction costs if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
+/- 100 to 400                            +/- 4
+/- 401 to 700                            +/- 5
+/- 701 and greater                       +/- 6

 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by 0.05%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS) provides transfer agency services to the Fund.

We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial

================================================================================
6 | USAA World Growth Fund

================================================================================

Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2009, net assets under the management of MFS were approximately $XXX billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is compensated directly by IMCO and not by the Fund.

PORTFOLIO MANAGER

David R. Mannheim, investment officer and global equity portfolio manager, has been employed in the investment management area of MFS since 1988 and has managed the Fund since June 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus

================================================================================
                                                                  Prospectus | 7

USAA World Growth Fund
================================================================================

accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak to a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the

================================================================================
8 | USAA World Growth Fund

================================================================================

difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 7. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

===============================================================================
                                                                  Prospectus | 9

USAA World Growth Fund
===============================================================================

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

===============================================================================
10 | USAA World Growth Fund

===============================================================================

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE AND TOTAL RETURN INFORMATION

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund on about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

=================================================================
                             TOTAL ASSETS - TOTAL LIABILITIES
----------------------------------------------------------------
    NAV PER SHARE   =              NUMBER OF SHARES
                                     OUTSTANDING
=================================================================

VALUATION OF SECURITIES

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser, if applicable will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

================================================================================
                                                                 Prospectus | 11

USAA World Growth Fund
================================================================================

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

================================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
================================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and currently you are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

================================================================================
12 | USAA World Growth Fund

================================================================================

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

================================================================================
                                                                 Prospectus | 13

USAA World Growth Fund
================================================================================

                                                                           YEAR ENDED MAY 31,
                                               -------------------------------------------------------------------------------------
                                                   2009             2008              2007              2006             2005
                                               -------------------------------------------------------------------------------------
Net asset value at beginning of period         $   20.15        $    21.57        $   19.31        $    17.55        $   16.09
                                               -------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .18               .19              .19               .37              .08
   Net realized and unrealized gain (loss)         (6.34)             (.08)            4.20              2.84             1.78
                                               -------------------------------------------------------------------------------------
Total from investment operations                   (6.16)              .11             4.39              3.21             1.86
                                               -------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                            (.21)             (.18)            (.42)             (.08)            (.08)
   Realized capital gains                           (.31)            (1.35)           (1.71)            (1.37)            (.32)
                                               -------------------------------------------------------------------------------------
Total distributions                                 (.52)            (1.53)           (2.13)            (1.45)            (.40)
                                               -------------------------------------------------------------------------------------
Net asset value at end of period               $   13.47        $    20.15        $   21.57        $    19.31        $   17.55
                                               =====================================================================================

Total return (%)*                                 (30.32)              .36            23.69(a)          19.00            11.54

Net assets at end of period (000)              $ 364,118        $  549,234        $ 566,673        $  408,659        $ 330,792

Ratios to average net assets:**
   Expense (%) (b)                                  1.42              1.24             1.30(a)           1.26             1.31
   Net investment income(%)                         1.31              1.01             1.31              2.15              .50

Portfolio turnover (%)                                20                28               29                44               36

 *   Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from Lipper reported return.

 **  For the year ended May 31, 2009, average net assets were $383,873,000.

(a) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before deductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                    (.00%) +          (.00%) +         (.00%)+           (.01%)           (.01%)

     + Represents less than 0.01% of average net assets.

================================================================================
14 | USAA World Growth Fund

NOTES
--------------------------------------------------------------------------------

================================================================================
                                                                 Prospectus | 15

                                                                 ==============
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                                                                      USAA
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================================================================================

   If you would like more information about the Funds, you may call (800) 531-USAA (8722) to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

   To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address:
   publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                               [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================
23448-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A


                               Prospectus for the
                                   GNMA Trust

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ========================
     PROSPECTUS
     USAA GNMA TRUST (USGNX)
     OCTOBER 1, 2009
     ========================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................3
Investment Adviser............................................................4
Portfolio Manager.............................................................4
Purchase and Sale of Fund Shares..............................................4
Tax Information...............................................................4
Payments to Broker-Dealers and Other Financial Intermediaries.................4
Principal Investment Strategies...............................................5
Principal Risks...............................................................6
Portfolio Holdings............................................................6
Fund Management...............................................................6
Portfolio Manager.............................................................7
Using Mutual Funds in an Investment Program...................................7
How to Invest.................................................................7
How to Redeem.................................................................9
How to Exchange...............................................................9
Other Important Information About Purchases, Redemptions, and Exchanges......10
Shareholder Information......................................................11
Financial Highlights.........................................................12


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA GNMA TRUST
================================================================================

INVESTMENT OBJECTIVE

The GNMA Trust (the Fund) is a bond fund with an investment objective of providing investors a high level of current income consistent with preservation of principal. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                       .17%(a)
  Distribution and/or Service (12b-1) Fees             None
  Other Expenses                                       .38%
  TOTAL ANNUAL OPERATING EXPENSES                      .55%

(a) A performance fee adjustment increased the management fee of 0.125% by 0.04% for the most recent fiscal year ended May 31, 2009. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper GNMA Funds Index.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
       $56            $176          $307           $689

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective will be to normally invest at least 80% of its assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government. These GNMA securities typically will take the form of pass-through certificates (which represent ownership in a pool of mortgage loans). This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates. If interest rates increase, the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease its total return.

The Fund also is subject to the possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

================================================================================
2 | USAA GNMA TRUST

================================================================================

PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                          |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

     CALENDAR YEAR    TOTAL RETURN
          2008           7.24%
          2007           6.29%
          2006           4.17%
          2005           2.71%
          2004           3.44%
          2003           2.01%
          2002           9.24%
          2001           7.15%
          2000          12.17%
          1999          -3.61%


--------------------------------------------------------------------------------
                           SIX-MONTH YTD TOTAL RETURN
                                 2.62% (6/30/09)
           BEST QUARTER*                                 WORST QUARTER*
          4.34% 3rd Qtr. 2001                      -1.61% 2nd Qtr. 1999

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).


                                                |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                                               For The Periods Ended December 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Since Inception
                                                            Past 1 Year     Past 5 Years        Past 10 Years       2/1/91
------------------------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                           7.24%           4.76%               5.00%                6.30%

  Return After Taxes on Distributions                           5.55%           3.02%               2.93%                3.90%

  Return After Taxes on Distributions
  and Sale of Fund Shares                                       4.66%           3.03%               2.98%                3.90%

  Barclays Capital GNMA Index
  (reflects no deduction for fees, expenses, or taxes)          7.86%           5.41%               5.95%                6.95%

  Lipper GNMA Funds Index (reflects no deduction for taxes)     5.22%           4.28%               5.03%                6.07%

================================================================================
                                                                  Prospectus | 3

USAA GNMA TRUST
================================================================================

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER

Margaret "Didi" Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50.

TAX INFORMATION

Net investment income is accrued daily and paid monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
4 | USAA GNMA TRUST

================================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRINCIPAL INVESTMENT
STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of providing investors a high level of current income consistent with preservation of principal. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X|  WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's strategy to achieve its objective will be to normally invest at least 80% of the Fund's assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government. These GNMA securities typically will take the form of pass-through certificates (which represent ownership in a pool of mortgage loans). This 80% policy may be changed upon at least 60 days' notice to shareholders.

|X| WHAT ARE GNMA SECURITIES?

GNMA securities represent ownership in a pool of mortgage loans or a single mortgage loan. These loans are individually insured or guaranteed by the federal agencies with which GNMA partners. GNMA's partners include the Federal Housing Administration, the Veterans Administration, the Rural Housing Service, and the Office of Public and Indian Housing. Once approved by GNMA, each mortgage or pool of mortgages is additionally guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). The guarantee represents a general obligation of the U.S. Treasury. Therefore, GNMA securities are backed by the full faith and credit of the U.S. government.

|X| WHAT IS THE CREDIT QUALITY OF THESE SECURITIES?

Securities that are backed by the full faith and credit of the U.S. government (meaning that the payment of principal and interest is guaranteed by the U.S. Treasury) are considered to be of the highest credit quality available.

|X| HOW DO GNMA SECURITIES DIFFER FROM CONVENTIONAL BONDS?

GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. Additionally, the Fund may receive unscheduled principal payments, which represent prepayments on the underlying mortgages. Because the Fund will reinvest these scheduled and unscheduled principal payments at a time when the current interest rate may be higher or lower than the Fund's current yield, an investment in the Fund may not be an effective means of "locking in" long-term interest rates.

|X| WHAT IS THE AVERAGE MATURITY OF A GNMA SECURITY?

GNMA securities evidence interest in a pool of underlying mortgages (or a single mortgage), which generally have maximum lives of either 15, 20, 30, or 40 years. However, due to both scheduled and unscheduled principal payments, GNMA securities generally have a shorter average life and, therefore, have less principal volatility than a bond of comparable maturity.

Since the prepayment rates will vary widely, it is not possible to predict accurately the average life of a particular GNMA pool, though it will be shorter than the stated final maturity. Because the expected average life is a better indicator of the maturity characteristics of GNMA securities, principal volatility and yield may be more comparable to 5-year or 10-year Treasury bonds.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER TYPES OF U.S. GOVERNMENT SECURITIES?

Yes. IMCO may invest the remainder of the Fund's total assets in other obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities; and securities issued by U.S. government agencies and instrumentalities, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury, such as but not limited to:

|X| Fannie Mae
|X| Freddie Mac
|X| Federal Housing Administration
|X| Department of Housing and Urban Development
|X| Export-Import Bank
|X| Farmer's Home Administration
|X| General Services Administration
|X| Maritime Administration
|X| Small Business Administration
|X| Repurchase agreements collateralized by such obligations

The Fund also may invest in GNMA or other U.S. government agency collateralized mortgage obligations (CMOs).

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, IMCO may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

IMCO manages the Fund to generate high total return with strong emphasis on current income. Of particular importance for mortgage securities is prepayment risk. IMCO generally tries to diversify this risk by buying different kinds of mortgage securities, which should have different prepayment characteristics. When weighing our decision to buy or sell a security, IMCO strives to balance the value of the level of

================================================================================
                                                                  Prospectus | 5

USAA GNMA TRUST
================================================================================

income, the prepayment risk, and the price volatility, both for the individual security and its relationship with the rest of the portfolio.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's NAV and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true. In addition, when mortgage rates are at record lows, there is real risk that these low coupon mortgages may never prepay because homeowners tend to not refinance. Therefore, these mortgages may extend to be very long and hence more sensitive to interest rates than mortgages have been in the past. This extension risk can be described as the opposite of prepayment risk.

LEGISLATIVE RISK: Legislative risk is a risk that new government policies may affect mortgages in the future in ways we do not know since there is no historical data.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. IMCO had approximately $xx billion in total assets under management as of August 31, 2009.

IMCO provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, IMCO is responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund is authorized, although IMCO has no present intention of utilizing such authority, to use a "manager-of-managers" structure. IMCO could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. IMCO would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. IMCO also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and IMCO could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper GNMA

================================================================================
6 | USAA GNMA TRUST

================================================================================

Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS) (1)         OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

+/- 20 to 50                          +/- 4
+/- 51 to 100                         +/- 5
+/- 101 and greater                   +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper GNMA Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.125% by 0.04%.

In addition to providing investment management services, IMCO also provides administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund.

PORTFOLIO MANAGER

MARGARET "DIDI" WEINBLATT, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since June 2002. She has 29 years of investment management experience and has worked for us for nine years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, IMCO will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with IMCO, you will not need to fill out another application to invest in another fund of the USAA family of funds, unless the registration is different or IMCO needs further information to verify your identity.

As required by federal law, IMCO must obtain certain information from you prior to opening an account. If IMCO is unable to verify your identity, IMCO may refuse to open your account or IMCO may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If IMCO subsequently is unable to verify your identity, IMCO may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

================================================================================
                                                                  Prospectus | 7

USAA GNMA TRUST
================================================================================

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after IMCO receives your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If IMCO receives your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If IMCO receives your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with Servicing Agents, which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. IMCO does not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, IMCO does not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X|  $3,000 [$500 UGMA/UTMA accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X| $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

    There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X| To open an account, send your application and check to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
    (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

================================================================================
8 | USAA GNMA TRUST

================================================================================

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM or MOBILE.USAA.COM to establish these services or call (800) 531-USAA (8722) to add these services.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

IMCO will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the Securities and Exchange Commission (SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, IMCO will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X| Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X| Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free  (800)  531-USAA
    (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After IMCO receives the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

===============================================================================
                                                                  Prospectus | 9

USAA GNMA TRUST
===============================================================================

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds,  USAA Short-Term Bond Fund, and USAA
    Tax Exempt Short-Term Fund;

|X| Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases  and sales made  through  USAA  Strategic  Fund  Adviser(R),  USAA
    Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional  shares for use in USAA Target
    Retirement Funds; and

|X| Other   transactions   that  are  not   motivated  by   short-term   trading
    considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which IMCO has entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If IMCO detects suspicious trading activity at the omnibus account level, IMCO will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. IMCO will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

IMCO also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

===============================================================================
10 | USAA GNMA TRUST

===============================================================================

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

|X| Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Portfolio securities, including ETF's, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

================================================================================
                                                                 Prospectus | 11

USAA GNMA TRUST
================================================================================

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and paid monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

IMCO will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. IMCO will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, IMCO recommends that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and IMCO will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

================================================================================
12 | USAA GNMA TRUST

================================================================================

                                                                               Year Ended May 31,
                                              --------------------------------------------------------------------------------------
                                                  2009            2008              2007             2006              2005
                                              --------------------------------------------------------------------------------------
Net asset value at beginning of period        $     9.64        $     9.45       $     9.32        $     9.76       $     9.72
                                              --------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .43               .45              .44               .48              .47
  Net realized and unrealized gain (loss)            .33               .19              .13              (.44)             .04
                                              --------------------------------------------------------------------------------------
Total from investment operations                     .76               .64              .57               .04              .51
Less distributions from:
  Net investment income                             (.43)             (.45)            (.44)             (.48)            (.47)
                                              --------------------------------------------------------------------------------------
Net asset value at end of period              $     9.97        $     9.64       $     9.45        $     9.32       $     9.76
                                              ======================================================================================
Total return (%)*                                   8.05              6.94             6.25(a)            .40             5.33
Net assets at end of period (000)             $  564,253        $  513,665       $  504,626        $  521,176        $ 594,211
Ratios to average net assets:**
  Expenses (%)(b)                                    .55               .51              .52(a)            .49              .48
  Net investment income (%)                         4.38              4.74             4.69              4.46             4.06
Portfolio turnover (%)                                20               11                14                26               37


* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**  For the year ended May 31, 2009, average net assets were $535,997,000.

(a) For the year ended May 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================
                                                                 Prospectus | 13

================================================================================

NOTES
--------------------------------------------------------------------------------


================================================================================
14 | USAA GNMA TRUST

================================================================================

================================================================================
                                                                 Prospectus | 15

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
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                                                          USAA
                                                      ==============
[ARROW] SAVE PAPER AND FUND COSTS
        At USAA.COM click: MY DOCUMENTS
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================================================================================

If you would like more information  about the Funds, you may call (800) 531-USAA
(8722) to request a free copy of the Funds' statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                              [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

23449-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A


                               Prospectus for the
                           Treasury Money Market Trust

                                Included herein

[USAA
EAGLE
LOGO (R)]

                                                       GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA TREASURY MONEY MARKET TRUST
     (UATXX)
     OCTOBER 1, 2009
     ================================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Objective..........................................................2
Fees and Expenses.............................................................2
Principal Investment Strategy.................................................2
Principal Risks...............................................................2
Performance...................................................................2
Investment Adviser............................................................3
Portfolio Manager.............................................................3
Purchase and Sale of Fund Shares..............................................3
Tax Information...............................................................3
Payments to Broker-Dealers and Other Financial Intermediaries.................3
Principal Investment Strategies...............................................4
Principal Risks...............................................................4
Portfolio Holdings............................................................5
Fund Management...............................................................5
Portfolio Manager.............................................................5
Using Mutual Funds in an Investment Program...................................5
How to Invest.................................................................6
How to Redeem.................................................................7
How to Exchange...............................................................8
Other Important Information About Purchases, Redemptions, and Exchanges.......8
Shareholder Information.......................................................8
Financial Highlights.........................................................10


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA TREASURY MONEY MARKET TRUST
================================================================================

INVESTMENT OBJECTIVE

The Treasury Money Market Trust (the Fund) is a money market fund with an investment objective of providing investors maximum current income while maintaining the highest degree of safety and liquidity. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

  Management Fee                                  .13%
  Distribution and/or Service (12b-1) Fees        None
  Other Expenses                                  .31%
  TOTAL ANNUAL OPERATING EXPENSES                 .44%(A)

  (a) We have voluntarily agreed, on a temporary basis, to make payments or waive management, administration, and other fees to limit the expenses of the Fund and attempt to prevent a negative yield. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

         Actual Total Annual Operating Expenses       .44%
         Reimbursement from IMCO                     (.13)%
         TOTAL ANNUAL OPERATING EXPENSES
            AFTER REIMBURSEMENT                       .31%
EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
        $45          $141           $246           $555

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objective will be to invest its assets in U.S. government securities with maturities of 397 days or less. Under normal market conditions, at least 80% of the Fund's investments will be in U.S. Treasury bills, notes, and bonds; and repurchase agreements collateralized by these instruments. The 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates or other market factors. If interest rates increase, the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease its total return.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

                        |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

     CALENDAR YEAR    TOTAL RETURN
          2008            1.34%
          2007            4.47%
          2006            4.53%
          2005            2.75%
          2004            0.91%
          2003            0.77%
          2002            1.33%
          2001            3.80%
          2000            5.81%
          1999            4.70%
-------------------------------------------------------------------------------


                       SIX-MONTH YTD TOTAL RETURN
                             0.00% (6/30/09)
     BEST QUARTER*                                   WORST QUARTER*
     1.51% 4th Qtr. 2000                        0.03% 4th Qtr. 2008

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

================================================================================
2 | USAA TREASURY MONEY MARKET TRUST

================================================================================

The  following  table  shows the Fund's  average  annual  total  returns for the
periods  indicated.   Remember,  historical  performance  does  not  necessarily indicate  what will  happen in the future.

For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

--------------------------------------------------------------------------------
                                                    SINCE INCEPTION
   PAST 1 YEAR   PAST 5 YEARS     PAST 10 YEARS         2/1/91
--------------------------------------------------------------------------------
     1.34%          2.79%             3.02%             3.69%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER

Anthony M. Era, Jr., vice president of Money Market Funds, has managed the Fund since October 2006.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any business day through our Web site at USAA.COM or MOBILE.USAA.COM; by mail at 9800 Fredericksburg Road, San Antonio, Texas 78288; or by telephone (800) 531-USAA (8722). Shares may be purchased by electronic funds transfer (EFT), by check, or by bank wire. You may receive redemption proceeds by EFT, check, or bank wire.

The minimum initial purchase is $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. The minimum subsequent investment is $50. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

TAX INFORMATION

Net investment income is accrued daily and paid monthly. Daily dividends are declared at the time the NAV per share is calculated. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern time, however, the shares will not earn dividends that same day.

Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

================================================================================
                                                                  Prospectus | 3

USAA TREASURY MONEY MARKET TRUST
================================================================================

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of providing investors maximum current income while maintaining the highest degree of safety and liquidity. Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund primarily invests its assets in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such securities.

|X| IN WHAT TYPES OF U.S. GOVERNMENT SECURITIES WILL THE FUND'S ASSETS BE INVESTED?

Under normal market conditions, we will invest at least 80% of the Fund's assets in U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury.

|X| MAY THE FUND'S ASSETS BE INVESTED IN ANY OTHER TYPES OF U.S. GOVERNMENT SECURITIES?

Yes. We may invest the remainder of the Fund's total assets in other obligations that have been backed by the full faith and credit of the U.S. government, including, but not limited to, securities issued by any of the following agencies and instrumentalities:

|X|  General Services Administration
|X|  Government National Mortgage Association
|X|  Overseas Private Investment Corporation
|X|  Rural Electrification Administration
|X|  Small Business Administration
|X|  Federal Financing Bank
|X|  Repurchase agreements collateralized by such obligations

In addition, the Fund may invest up to 10% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WILL THE FUND ALWAYS MAINTAIN AN NAV OF $1 PER SHARE?

While we will endeavor to maintain a constant Fund NAV of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

There also is a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less. The maturity of each security is calculated based upon Securities and Exchange Commission (SEC) guidelines.

|X| WILL ANY PORTION OF THE FUND'S DIVIDENDS BE EXEMPT FROM STATE PERSONAL INCOME TAXES?

Possibly. Under federal law, the income received from obligations issued by the U.S. government and certain of its agencies and instrumentalities is exempt from state personal income taxes. Many states that impose a personal income tax permit mutual funds to pass this tax exemption through to you as a shareholder of the Fund.

We anticipate that some portion of the dividends paid to shareholders residing in these states will qualify for this exemption from state taxation. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We evaluate securities in the marketplace based on the Fund's objective of maximizing current income while maintaining the highest degree of safety and liquidity. For the Treasury Money Market Trust, this process is facilitated by purchasing only full faith and credit obligations of the U.S. government or repurchase agreements collateralized by such securities. On any given day, we evaluate the government securities market compared to the repurchase agreement market to decide which provides the most value to the shareholder. Furthermore, regulations governing money market funds limit purchases of a security to a maximum of 397 days and limit the Fund to a maximum average maturity of 90 days.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase, which would likely increase the Fund's total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease, which may decrease the Fund's total return.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

================================================================================
4 | USAA TREASURY MONEY MARKET TRUST

================================================================================

This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's per share net asset value
(NAV). The Fund always seeks to maintain a constant NAV of $1 per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. IMCO had approximately $xx billion in total assets under management as of August 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the periods ended May 31.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

For our services, the Fund pays us an investment management fee. The fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund's average net assets.

We have voluntarily agreed, on a temporary basis, to limit the Fund's annual expenses and attempt to prevent a negative yield. We can modify or terminate this arrangement at any time. The reimbursement for the fiscal year ended May 31, 2009, was greater than the Fund's total management fee.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund. The Fund or the Fund's transfer agent may enter into agreements with Servicing Agents to pay such Servicing Agents for certain administrative and servicing functions.

PORTFOLIO MANAGER

ANTHONY M. ERA, JR., vice president of Money Market Funds, has managed the Fund since October 2006. He has 23 years of investment management experience and has worked for IMCO for 22 years. Education: B.A., Creighton University, Omaha, Nebraska; M.B.A., University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

================================================================================
                                                                  Prospectus | 5

USAA TREASURY MONEY MARKET TRUST
================================================================================

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds, unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 9 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with Servicing Agents, which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform  Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and
    $250 for IRAs].

    Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X| $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

    There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE  ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

================================================================================
6 | USAA TREASURY MONEY MARKET TRUST

================================================================================

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X| To open an account, send your application and check to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X| To add to your  account,  visit us at  USAA.COM or  MOBILE.USAA.COM  or call
    (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM or MOBILE.USAA.COM to establish these services or call (800) 531-USAA (8722) to add these services.

USAA BROKERAGE SERVICES

|X| Log on to USAA.COM or  MOBILE.USAA.COM  or call USAA  Brokerage  Services at
    (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X| Send a signed fax with your written instructions to 800-292-8177.

CHECKWRITING

|X| Checks can be issued for the Treasury Money Market Trust account. You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying

================================================================================
                                                                  Prospectus | 7

USAA TREASURY MONEY MARKET TRUST
================================================================================

    agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

USAA BROKERAGE SERVICES

|X| Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free  (800)  531-USAA
    (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 6. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

USAA Shareholder Account Services (SAS) may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

At this time, the Fund's Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information (SAI) contains information on acceptable guarantors);

|X| Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or fund number of the fund about which you would like to receive information.

If you prefer to obtain this information from an online service, you may do so by using its ticker symbol.

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV PER SHARE without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE

================================================================================
8 | USAA TREASURY MONEY MARKET TRUST

================================================================================

is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Securities held in the Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which valuations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and paid monthly. Daily dividends are declared at the time the NAV per share is calculated. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern time, however, the shares will not earn dividends that same day.

Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER  TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

================================================================================
                                                                  Prospectus | 9

USAA TREASURY MONEY MARKET TRUST
================================================================================

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                               YEAR ENDED MAY 31,
                                            ----------------------------------------------------------------------------------------
                                                2009              2008             2007              2006             2005
                                            ----------------------------------------------------------------------------------------

Net asset value at beginning of period      $       1.00      $       1.00      $      1.00      $       1.00      $      1.00
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .01               .03              .05               .04              .02
Less distributions from:
  Net investment income                             (.01)             (.03)            (.05)             (.04)            (.02)
                                            ----------------------------------------------------------------------------------------
Net asset value at end of period            $       1.00      $       1.00      $      1.00      $       1.00      $      1.00
                                            ========================================================================================
Total return (%)*                                    .50(a)           3.32             4.83              3.57             1.53
Net assets at end of period (000)           $    227,170      $    219,467      $   190,172      $    185,561      $   173,983
Ratios to average net assets:**
  Expenses (%)(b)                                    .31(a)            .43              .48               .46              .45
  Expenses, excluding reimbursements (%)(b)          .44(a)            .43              .48               .46              .45
  Net investment income (%)                          .46              3.21             4.72              3.52             1.50


 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return.

 ** For the year ended May 31, 2009, average nets assets were $247,534,000.

(a) Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================
10 | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES
--------------------------------------------------------------------------------

================================================================================
                                                                 Prospectus | 11

USAA TREASURY MONEY MARKET TRUST
================================================================================


================================================================================
12 | USAA TREASURY MONEY MARKET TRUST

================================================================================


================================================================================
                                                                 Prospectus | 13

USAA TREASURY MONEY MARKET TRUST
================================================================================


================================================================================
14 | USAA TREASURY MONEY MARKET TRUST

================================================================================


================================================================================
                                                                 Prospectus | 15

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
[ARROW] SAVE PAPER AND FUND COSTS
        At USAA.COM click: MY DOCUMENTS
        Set preferences to USAA DOCUMENTS ONLINE



================================================================================

If you would like more information  about the Funds, you may call (800) 531-USAA
(8722) to request a free copy of the Funds' statement of additional  information
(SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also may be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

                                                              [GRAPHIC OMITTED]
[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)           Recycled Paper

================================================================================

23450-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Institutional Shares

                                Included herein

[USAA
EAGLE
LOGO (R)]


     =============================================
     PROSPECTUS
     USAA Institutional Shares
         USAA Precious Metals and Minerals Fund
         USAA Emerging Markets Fund
         USAA International Fund
     October 1, 2009
     ============================================

TABLE OF CONTENTS
--------------------------------------------------------------------------------

USAA Precious Metals and Minerals Fund                      2
USAA Emerging Markets Fund                                  7
USAA International Fund                                    13
Management and Advisory Services                           17
How to Invest                                              19
How to Redeem                                              19
Shareholder Information                                    19

Each Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term "shares" as it relates to the Funds listed in this prospectus means the institutional shares offered through this prospectus.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INSTITUTIONAL SHARES
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

PRECIOUS METALS AND
   MINERALS FUND INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

The Precious Metals and Minerals Fund Institutional Shares (the Fund) is an equity fund with an investment objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

    Management Fee                                 .75%a
    Distribution and Service (12b-1) Fees          None
    Other Expenses                                 .15%
    TOTAL ANNUAL OPERATING EXPENSES                .90%B

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Gold Funds Index. For the Fund's most recent fiscal year ended May 31, 2009, the performance fee adjustment increased the management fee of 0.75% by less than 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.94% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. If the Fund's Institutional Shares' total annual operating expense ratio is lower than 0.94%, the Institutional Shares will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

---------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------------
       $92            $288          $500          $1,112

PORTFOLIO TURNOVER

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's strategy to achieve its objectives will be to normally invest at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds. In addition, there is the possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks,

===============================================================================
2 | USAA INSTITUTIONAL SHARES

===============================================================================

such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

PERFORMANCE

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]

ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

     CALENDAR YEAR    TOTAL RETURN
          2008           -24.58%
          2007            27.68%
          2006            43.19%
          2005            39.25%
          2004           -10.75%
          2003            71.43%
          2002            67.61%
          2001            30.97%
          2000           -14.98%
          1999             7.17%
------------------------------------------------------------------------
                           SIX-MONTH YTD TOTAL RETURN
                                20.45% (6/30/09)
     BEST QUARTER*                                           WORST QUARTER*
     38.91% 1ST QTR. 2002                             -30.36% 3RD QTR. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

================================================================================
                                                                  PROSPECTUS | 3

USAA INSTITUTIONAL SHARES
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS       8/15/84
------------------------------------------------------------------------------------------------------------------------------------

Return Before Taxes                                         -24.58%          11.38%              19.37%              5.67%

Return After Taxes on Distributions                         -26.08%          10.14%              18.30%              5.10%

Return After Taxes on Distributions
and Sale of Fund Shares                                     -14.57%           9.64%              17.29%              4.83%

S&P 500(R) Index
(reflects no deduction for fees, expenses, or taxes)        -37.00%          -2.19%              -1.38%             10.30%

Philadelphia Gold & Silver Index
(reflects no deduction for fees, expenses, or taxes)        -27.66%           3.79%               8.23%              1.71%

Lipper Gold Funds Index (reflects no deduction for taxes)   -32.59%           7.23%              13.92%              5.08%


INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGERS

Mark W. Johnson, CFA, vice president of Equity Investments, has managed the Fund since January 1994.

Dan Denbow, CFA, assistant vice president and portfolio manager, has co-managed the Fund since October 2008.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

================================================================================
4 | USAA INSTITUTIONAL SHARES

================================================================================

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The  Fund's  principal   investment  objective  is  to  seek  long-term  capital
appreciation and to protect the purchasing power of your capital against inflation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest at least 80% of its assets during normal market conditions in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

Since the majority of the Fund's assets will be invested in companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. We define "principally engaged" to mean that a majority of a company's revenue, earnings, or cash flow comes from the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds, or that a majority of a company's asset value as determined by us comes from gold and other precious metals and minerals, such as platinum, silver, and diamonds.

If we believe the outlook for these types of securities is unattractive, as a temporary defensive measure, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

We may invest the remainder of the Fund's assets in equity securities of natural resource companies, such as those engaged in exploration, production, or processing of base metals, oil, coal, or forest products.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

|X| WILL THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

We may invest the Fund's assets in foreign securities purchased in either foreign or U.S. markets.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at a reasonable valuation on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

PRECIOUS METALS AND MINERALS SECURITIES: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X|  POLITICAL  RISK:  Political  risk  includes a greater  potential  for coups
     d'etat,   revolts,   and   expropriation  by  governmental   organizations.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

NONDIVERSIFICATION RISK: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issu-


================================================================================
                                                                  PROSPECTUS | 5

USAA INSTITUTIONAL SHARES
================================================================================

ers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

PORTFOLIO MANAGERS

MARK W. JOHNSON, CFA, vice president of Equity Investments, has managed the Fund since January 1994. He has 34 years of investment management experience and has worked for us for 20 years.

DAN DENBOW, CFA, assistant vice president and portfolio manager, in IMCO, has co-managed the Fund since October 2008. Mr. Denbow has 16 years of investment management experience and has worked for us for 10 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

================================================================================
6 | USAA INSTITUTIONAL SHARES

================================================================================

EMERGING MARKETS FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

The Emerging Markets Fund Institutional Shares (the Fund) is an equity fund with an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

   Management Fee                                   1.00%(a)
   Distribution and Service (12b-1) Fees              None
   Other Expenses                                     .28%
   Acquired Fund Fees and Expenses                    .01%
   TOTAL ANNUAL OPERATING EXPENSES                   1.29%(B)

a A performance fee adjustment may increase or decrease the base management fee by +/- 0.06% of average net assets of the Fund attributable to the institutional shares over the performance period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper Emerging Markets Funds Index. For the Fund's most recent fiscal year ended May 31, 2008, the performance fee adjustment increased management fee of 1.00% by less than 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 1.13% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses  1.28%
           Reimbursement from IMCO                 (.15%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                  1.13%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

-----------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
       $131            $408          $706         $1,554

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transactions cots. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 76% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

The Fund also is subject to geographic concentration risk in that it invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

===============================================================================
                                                                  PROSPECTUS | 7

UUSA INSTITUTIONAL SHARES
===============================================================================

The Fund also is subject to over-the counter (OTC) risk, OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return.The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

         |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31

    CALENDAR YEAR               TOTAL RETURNS
          2008                     -51.65%
          2007                      33.61%
          2006                      29.36%
          2005                      25.54%
          2004                      26.19%
          2003                      53.04%
          2002                      -5.05%
          2001                      -5.79%
          2000                     -31.92%
          1999                      52.43%
----------------------------------------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                32.58% (6/30/09)
     BEST QUARTER*                               WORST QUARTER*
     26.75% 4TH QTR. 1999                 -28.92% 4TH QTR. 2008

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to October 2, 2006, which is the date on which Batterymarch assumed day-to-day management of the portion of the Fund's assets, and June 28, 2002, which is the date on which the The Boston Company assumed day-to-day management of the portion of the Fund's assets. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's Assets.

===============================================================================
8 | USAA INSTITUTIONAL SHARES

===============================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                            PAST 1 YEAR     PAST 5 YEARS        PAST 10 YEARS       11/7/94
------------------------------------------------------------------------------------------------------------------------------------

Return Before Taxes                                        -51.65%            5.77%               6.52%               2.84%

Return After Taxes on Distributions                        -52.43%            5.01%               6.15%               2.38%

Return After Taxes on Distributions
and Sale of Fund Shares                                    -32.69%            5.18%               5.87%               2.43%

Morgan Stanley Capital International (MSCI) Emerging
Markets Index (reflects no deduction for fees, expenses,
or taxes)                                                  -53.18%            8.02%               9.31%               2.45%

Lipper Emerging Markets Funds Index
(reflects no deduction for taxes)                          -54.76%            6.30%               8.64%               2.34%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISERS

The Boston Company Asset Management LLC

Batterymarch Financial Management, Inc. (Batterymarch)

PORTFOLIO MANAGERS

THE BOSTON COMPANY

D. Kirk Henry, CFA, executive vice president & director of International Value Equity at The Boston Company, has managed the Fund since June 2002.

Carolyn M. Kedersha, CFA, CPA, senior vice president and senior portfolio manager, has managed the Fund since June 2002.

Warren Skillman, vice president and portfolio manager, has managed the Fund since July 2007.

BATTERYMARCH

David W. Lazenby, CFA, director and senior portfolio manager, has managed the Fund since October 2006.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

================================================================================
                                                                  PROSPECTUS | 9

USAA INSTITUTIONAL SHARES
================================================================================

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

We believe that attractive investment opportunities exist in many emerging markets. Investing a person's assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher risk and volatility, including the Emerging Markets Fund in a well-diversified portfolio, while not guaranteed or assured, could significantly enhance overall portfolio returns. The Fund combines the advantages of a diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States.

|X| WHAT IS AN "EMERGING MARKET COMPANY"?

An issuer is an emerging market company if:

|X| It is organized under the laws of an emerging market country (as defined below);

|X| The principal trading market for its stock is in an emerging market country; or

|X| At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

|X| WHAT COUNTRIES ARE CONSIDERED "EMERGING MARKETS  COUNTRIES"?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

|X| WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

|X| The countries in which these stock markets are found have a less-developed economy than the developed countries.

|X| Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

|X| Sustainable economic growth rates are higher, or potentially higher, than developed countries.

|X| Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

|X| Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

|X| The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.

|X| IN WHAT EMERGING MARKET COUNTRIES DOES THE FUND INTEND TO INVEST?

Some of the countries in which the Fund expects to invest or may invest include, but are not limited to:

ASIA: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan, Thailand

AMERICAS: Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela

AFRICA/MIDDLE EAST: Egypt, Israel, Jordan, Morocco, South Africa, Turkey

EUROPE/OTHER: Croatia, Czech Republic, Hungary, Poland, Russia, Slovakia

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest no more than 20% of its net assets in stocks of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

The Fund also may invest its assets in public and private sector debt and fixed-income instruments of emerging market issuers, including Brady Bonds of selected countries, exchange-traded notes (ETNs), and equity-linked structured notes, which are believed to have the potential for significant capital appreciation (due, for example, to its assessment of prospects for an issuer or the issuer's domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

===============================================================================
10 | USAA INSTITUTIONAL SHARES

===============================================================================

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No, there are no restrictions except that the Fund may not invest 25% or more of its total assets in any one industry. Additionally, the Fund's investments will be diversified in four or more countries.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

The Boston Company reviews countries and regions for economic and political stability as well as future prospects. Then it researches individual companies looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. The Boston Company generally will sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

Batterymarch uses quantitative techniques to rank the relative attractiveness of a very broad universe of liquid stocks across four fundamental dimensions: value and cash flow, earnings growth, expectations, and technicals. Portfolio manager opinions, based on traditional fundamental research, are incorporated into the ranking process for individual stocks when they differ from the quantitative rankings. The portfolio manager opinions, which typically apply to less than 20% of the investable universe, are equally weighted with each of the quantitative ranking. Decisions to buy or sell particular stocks are determined by their rankings.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PRINCIPAL RISKS

The Fund is subject to the following principal risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well -correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume

================================================================================
                                                                 PROSPECTUS | 11

USAA INSTITUTIONAL SHARES
================================================================================

than  exchange-listed  stocks.  The values of these stocks may be more  volatile
than  exchange-listed   stocks,  and  the  Fund  may  experience  difficulty  in
purchasing or selling these securities at a fair price.

EXCHANGE-TRADED FUNDS (ETFS) RISK: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

PORTFOLIO MANAGERS

THE BOSTON COMPANY

D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Henry joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead Portfolio Manager for all International Value and Emerging Markets Value strategies at The Boston Company and has managed the Fund since June 2002.

CAROLYN M. KEDERSHA, CFA, CPA, joined The Boston Company in 1988. She serves as a senior vice president and senior portfolio manager. As a member of the portfolio management team, Ms. Kedersha conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America and has managed the Fund since June 2002.

WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004 -
2005). There, he was head of Latin America and South Africa for their Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997 - 2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst. He has managed the Fund since July 2007.

BATTERYMARCH

Batterymarch uses a team approach to investment management, with portfolio managers working collaboratively and sharing responsibility for investment decisions.

Batterymarch's Emerging Markets Equity investment team will manage the USAA Emerging Markets Fund. The team is led by David W. Lazenby, CFA. As team leader, he is primarily responsible for the Emerging Markets Equity investment team's portfolio management.

DAVID W. LAZENBY, CFA, director and senior portfolio manager, has been a member of the Emerging Markets team since joining Batterymarch in 1987 and was named director of the team in 2003. He has managed the Fund since October 2006.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

===============================================================================
12 | USAA INSTITUTIONAL SHARES

===============================================================================

INTERNATIONAL FUND
  INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE

The International Fund Institutional Shares (the Fund) is an equity fund with an objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund's most recently completed fiscal year.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

       Management Fee                                   .75%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .16%
       Total Annual Operating Expenses                  .91%B

a A performance fee adjustment may increase or decrease the base management fee by +/- .06% of average net assets of the Fund attributable to the institutional shares over the performace period. The performance adjustment is calculated by comparing the performance of the Fund's institutional shares during the relevant performance period to that of the Lipper International Funds Index. For the Fund's most recent fiscal year ended May 31, 2009, the performance fee adjustment increased the management fee of 0.75% by less than 0.01%.

b For the first two fiscal years, we have voluntarily agreed to limit the total annual operating expenses of the Fund's institutional shares to 0.87% of the Fund's average net assets attributable to the institutional shares, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

            Actual Total Annual Operating Expenses    .91%
            Reimbursement from IMCO                  (.04%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                     .87%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

------------------------------------------------------------------------
      1 YEAR        3 YEARS          5 YEARS     10 YEARS
------------------------------------------------------------------------
        $93           $290            $504        $1,120

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transactions costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year end, the Fund's portfolio turnover rate was 22% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size. Investments are selected primarily based on fundamental analysis of issuers. Quantitative analysis may also be considered.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. In addition, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

================================================================================
                                                                 PROSPECTUS | 13

USAA INSTITUTIONAL SHARES
================================================================================

The Fund also is subject to geographic concentration risk. If the Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically-diversified funds.

The Fund also is subject to over-the counter (OTC) risk, OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years.

  |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
ANNUAL RETURNS FOR PERIOD ENDED DECEMBER 31

     CALENDAR YEAR               TOTAL RETURNS
          2008                     -35.25%
          2007                       8.83%
          2006                      27.35%
          2005                      12.68%
          2004                      18.46%
          2003                      31.90%
          2002                      -9.08%
          2001                     -14.58%
          2000                     -10.82%
          1999                      28.65%
---------------------------------------------------------

                           SIX-MONTH YTD TOTAL RETURN
                                 4.11% (6/30/09)
       BEST QUARTER*                           WORST QUARTER*
       16.85% 2ND QTR. 2003             -17.02% 4TH QTR. 2008

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to USAA.COM or call (800) 531-USAA (8722).

This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS Investment Management (MFS) assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.


==============================================================================
14 | USAA INSTITUTIONAL SHARES

===============================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SINCE INCEPTION
                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    7/11/88
------------------------------------------------------------------------------------------------------------------------------------

Return Before Taxes                                                -35.25%          3.68%           3.48%           6.69%

Return After Taxes on Distributions                                -35.49%          2.72%           2.71%           5.86%

Return After Taxes on Distributions
and Sale of Fund Shares                                            -22.26%          3.40%           3.04%           5.78%

Morgan Stanley Capital International (MSCI) EAFE Index
(reflects no deduction for fees, expenses, or taxes)               -43.38%          1.66%           0.80%           3.83%

Lipper International Funds Index (reflects no deduction for taxes) -43.62%          2.15%           2.14%           5.89%

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

SUBADVISER

MFS Investment Management (MFS)

PORTFOLIO MANAGERS

David R. Mannheim, investment officer and global equity portfolio manager, has managed the Fund since June 2002.

Marcus L. Smith, investment officer and non-U.S. equity portfolio manager, has managed the Fund since June 2002.

PURCHASE AND SALE OF FUND SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

TAX INFORMATION

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

===============================================================================
                                                                 PROSPECTUS | 15

USAA INSTITUTIONAL SHARES
================================================================================

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund has an investment objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign (including emerging market securities) companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, and securities that carry the right to buy common stocks.

|X| WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY"?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

|X| WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

MFS may invest the remainder of the Fund's assets in equity securities of companies that have at least one foreign characteristic, as determined by fund management, utilizing the same factors stated in the definition of a foreign company.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not being able to achieve its investment objective during the time it is in this temporary defensive posture.

|X| ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No, there are no restrictions except that MFS may not invest more than 25% of the Fund's total assets in any one industry. The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. MFS may invest a relatively high percentage of the Fund's assets in a single country, a small number of countries, or a particular geographic region.

We believe the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

|X| HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund's assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PRINCIPAL RISKS

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature

===============================================================================
16 | USAA INSTITUTIONAL SHARES

===============================================================================

     than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.

PORTFOLIO MANAGERS

DAVID R. MANNHEIM, investment officer and global equity portfolio manager, has been employed in the investment management area of MFS since 1988 and has managed the Fund since June 2002.

MARCUS L. SMITH, investment officer and non-U.S. equity portfolio manager, has been employed in the investment management area of MFS since 1994 and has managed the Fund since June 2002.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

MANAGEMENT AND
  ADVISORY SERVICES

IMCO serves as the manager, of the institutional shares of the Funds listed in this prospectus. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $64 billion in total assets under management as of June 30, 2009.

ADVISORY SERVICES

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory and, where applicable, Subadvisory Agreements is available in each Fund's annual report to shareholders for the periods ended May 31.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

PRECIOUS METALS AND MINERALS FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Gold Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

EMERGING MARKETS FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper Emerging Markets Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one percent (1.00%) of the Fund's average net assets.

INTERNATIONAL FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund's institutional shares relative to the performance of the Lipper International Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

===============================================================================
                                                                 PROSPECTUS | 17

USAA INSTITUTIONAL SHARES
================================================================================

PERFORMANCE ADJUSTMENT

Each Fund's performance adjustment is calculated monthly by comparing the performance of the Fund's institutional shares to that of the appropriate Lipper Index over the performance period. The performance period for the Fund's institutional shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund's institutional shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund's institutional shares over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                          PRECIOUS METALS AND MINERALS
                                EMERGING MARKETS
                                  INTERNATIONAL

                                ANNUAL ADJUSTMENT RATE
     OVER/UNDER PERFORMANCE     (IN BASIS POINTS AS A PERCENTAGE
        RELATIVE TO INDEX       OF THE AVERAGE NET ASSETS
      (IN BASIS POINTS) (1)     OF THE FUND'S INSTITUTIONAL SHARES)
------------------------------------------------------------------------------
         +/- 100 to 400                  +/- 4
         +/- 401 to 700                  +/- 5
       +/- 701 and greater               +/- 6

1 Based on the difference between average annual performance of the Fund's institutional shares and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, a Fund will pay a positive performance fee adjustment with respect to the institutional shares for a performance period whenever the Fund's institutional shares outperform their Lipper index over that period, even if the Fund's institutional shares had overall negative returns during the performance period. For the past fiscal year ended May 31, 2009, the performance adjustment increased or decreased the management fee for the institutional shares for each Fund as follows:

     Precious Metals and Minerals  [increase less than 0.01%]
     Emerging  Markets [increase less than 0.01%]
     International [increase less than 0.01%]

SUBADVISORY SERVICES

Each Fund is authorized to use a "manager-of-managers" structure wherein we are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of a Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Funds' Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

We have entered into an Investment Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company), under which The Boston Company provides day-to-day discretionary management of a portion of the Emerging Markets Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. The Boston Company is compensated directly by IMCO and not by the Fund.

The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2008, The Boston Company subadvised 13 mutual funds with assets under management of approximately $xx.x billion.

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

We have entered into an Investment Subadvisory Agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch provides day-to-day discretionary management of a portion of the Emerging Markets Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Batterymarch is compensated directly by IMCO and not by the Fund.

Batterymarch is a registered investment adviser founded in 1969 and located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2008, Batterymarch had assets under management of approximately $xx.x billion.

MFS INVESTMENT MANAGEMENT (MFS)

We have entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS provides day-to-day discretionary management of the International Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. MFS is compensated directly by IMCO and not by the Fund.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2008, net assets under the management of MFS were approximately $xxx billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of a fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and

===============================================================================
18 | USAA INSTITUTIONAL SHARES

===============================================================================

amend subadvisory agreements on behalf of a funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for a fund.

HOW TO INVEST

OPENING AN ACCOUNT

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

EFFECTIVE DATE

The purchase price will be the NAV per share next determined after we receive the request in proper form. A Fund's net asset value (NAV) per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

In addition, these Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (I.E., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. You may buy and sell fund shares at the NAV per share without a sales charge. A fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================
                                                                 PROSPECTUS | 19

USAA INSTITUTIONAL SHARES
================================================================================

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund pays net investment income dividends at least annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all net investment income dividends and realized capital gain distributions in additional shares of the Fund. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from a Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's net capital gain distributions from gains on the sale or exchange of a Fund's capital assets held for more than one year.

SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Institutional Fund's Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Institutional Fund Shares' financial statement, are included in the Funds' annual report, which is available upon request.

================================================================================
20 | USAA INSTITUTIONAL SHARES

================================================================================

PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
                                                           PERIOD ENDED
                                                              MAY 31,
                                                              2009***

Net asset value at beginning of period                        $   31.64
                                                              ---------
Income (loss) from investment operations:
     Net investment loss(a)                                        (.05)
     Net realized and unrealized gain(a)                            .54(d)
                                                              ---------
Total from investment operations(a)                                 .49
                                                              ---------
Less distributions from:
     Net investment income                                         (.01)
     Realized capital gains                                       (2.58)
                                                              ---------
Total distributions                                               (2.59)
                                                              ---------
Net asset value at end of period                              $   29.54
                                                              =========
Total return (%)*                                                  7.66
Net assets at end of period (000)                             $  10,039
Ratios to average net assets:**
     Expenses (%)(b),(c)                                            .90
     Net investment loss (%)(c)                                    (.28)
Portfolio turnover (%)                                               28

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended May 31, 2009, average net assets were $4,895,000.

***  Institutional Shares were initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended May 31, 2009, average shares were 225,000.

(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares did not incur any expenses paid indirectly.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the Institutional Shares is due to the timing of sales and repurchases of the Institutional Shares in relation to fluctuating market values for the portfolio.

===============================================================================
                                                                PROSPECTUS | 21

USAA INSTITUTIONAL SHARES
===============================================================================
EMERGING MARKETS FUND INSTITUTIONAL SHARES

                                                           PERIOD ENDED
                                                              MAY 31,
                                                               2009***

Net asset value at beginning of period                        $  21.26
                                                              --------
Income (loss) from investment operations:
     Net investment income(a)                                      .31
     Net realized and unrealized loss(a)                         (5.98)
                                                              --------
Total from investment operations(a)                              (5.67)
                                                              --------
Less distributions from:
     Net investment income                                        (.24)
     Realized capital gains                                       (.94)
                                                             ---------
Total distributions                                              (1.18)
                                                             ---------
Net asset value at end of period                              $  14.41
                                                              ========
Total return (%)*                                               (24.59)
Net assets at end of period (000)                             $ 23,255
Ratios to average net assets:**
     Expenses (%)(b),(c)                                          1.13
     Expenses, excluding reimbursements (%)(b),(c)                1.28
     Net investment income (%)(c)                                 3.30
Portfolio turnover (%)                                              76

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**   For the period ended May 31, 2009, average net assets were $10,608,000.

***  Institutional Shares were initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended May 31, 2009, average shares were 933,000.

(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares did not incur any expenses paid indirectly.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
22 | USAA INSTITUTIONAL SHARES

===============================================================================

INTERNATIONAL FUND INSTITUTIONAL SHARES

                                                           PERIOD ENDED
                                                               MAY 31,
                                                               2009***

Net asset value at beginning of period                      $   24.30
                                                            ---------
Income (loss) from investment operations:
     Net investment income(a)                                     .59
     Net realized and unrealized loss(a)                        (6.07)
                                                            ---------
Total from investment operations(a)                             (5.48)
                                                            ---------
Less distributions from:
     Net investment income                                       (.48)
     Realized capital gains                                      (.25)
                                                            ---------
Total distributions                                              (.73)
                                                            ---------
Net asset value at end of period                            $   18.09
                                                            =========
Total return (%)*                                              (22.25)
Net assets at end of period (000)                           $  58,059
Ratios to average net assets:**
     Expenses (%)(b),(c)                                          .87
     Expenses, excluding reimbursements (%)(b),(c)                .91
     Net investment income (%)(c)                                4.46
Portfolio turnover (%)                                             22

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**  For the period ended May 31, 2009, average net assets were $22,832,000.

*** Institutional Shares were initiated on August 1, 2008.

(a) Calculated using average shares. For the period ended May 31, 2009, average shares were 1,433,000.

(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares did not incur any expenses paid indirectly.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
                                                                 PROSPECTUS | 23

9800 Fredericksburg Road
San Antonio, Texas 78288



================================================================================

     IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, YOU MAY CALL 800-531-USAA TO REQUEST A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), ANNUAL OR SEMIANNUAL REPORTS, OR TO ASK OTHER QUESTIONS ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS LEGALLY A PART OF THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS ALSO CAN BE VIEWED ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

     TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU CAN VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM CAN BE OBTAINED BY CALLING 202-551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION CAN BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.

================================================================================


62331-1009      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part B
                   Statement of Additional Information for the
               Balanced Strategy Fund, Cornerstone Strategy Fund,
                       Emerging Markets Fund, GNMA Trust,
                Growth and Tax Strategy Fund, International Fund,
                  Precious Metals and Minerals Fund, Treasury
                   Money Market Trust, and World Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]

USAA                                                 STATEMENT OF
MUTUAL                                               ADDITIONAL INFORMATION
FUNDS TRUST                                          OCTOBER 1, 2009


              GROWTH AND TAX STRATEGY FUND, BALANCED STRATEGY FUND,
          PRECIOUS METALS AND MINERALS FUND, CORNERSTONE STRATEGY FUND,
          EMERGING MARKETS FUND, INTERNATIONAL FUND, WORLD GROWTH FUND,
                   GNMA TRUST, AND TREASURY MONEY MARKET TRUST
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, nine of which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified.

You may obtain a free copy of the prospectus dated October 1, 2009, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800)531-USAA (8722), or by logging on to USAA.COM and downloading. You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund's prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended May 31, 2009, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

         Page
         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         4        Additional Information Regarding Redemption of Shares
         6        Investment Plans
         7        Investment Policies
         22       Investment Restrictions
         23       Portfolio Transactions and Brokerage Commissions
         27       Fund History and Description of Shares
         28       Tax Considerations
         31       Trustees and Officers of the Trust
         37       The Trust's Manager
         45       Portfolio Manager Disclosure
         63       Portfolio Holdings Disclosure
         64       General Information
         64       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Funds' Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, commingled, hedge, or other funds, (other than ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price or official closing price on the primary exchange on which they trade. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked price closest to the last sale price. Options contracts are valued by a pricing service at the National Best Bid/Offer
(NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The Treasury Money Market Trust's securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 30 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA Institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent has entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston
Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust,  the Transfer Agent, and Boston Safe each reserve the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Treasury Money Market Trust may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at USAA.COM.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund and Balanced Strategy Fund, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDs - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on USAA.COM or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS (not available in the Growth and Tax Strategy
Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of the Trust (excluding our tax-exempt funds).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned INVESTMENT OBJECTIVE, and PRINCIPAL INVESTMENT STRATEGIES in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective(s) of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund (except the GNMA Trust and the Treasury Market Trust) may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to

Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar-weighted average portfolio maturity is derived by multiplying the dollar value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the total dollar value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument's being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument's being valued in the market as though it has the earlier maturity.

The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Balanced Strategy,  Cornerstone Strategy,  and Growth and Tax Strategy Funds
may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund's holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.


PUT BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds' assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Balanced Strategy, Cornerstone Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

Each Fund (except the GNMA and Treasury Money Market Trusts) may invest their assets in foreign securities purchased in either foreign or U.S. markets, including American  depositary  receipts (ADRs),  European  depositary  receipts
(EDRs) and global depositary receipts (GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

Each Fund (except the GNMA and Treasury Money Market Trusts) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Treasury Money Market Trust, which may only invest up to 10%) of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot dispose of in the ordinary course of business, in seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

Each Fund (except the Precious Metals and Minerals, Emerging Markets, World Growth, and International Funds) may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Cornerstone Strategy and Balanced Strategy Funds and the GNMA Trust may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Balanced Strategy and Cornerstone Strategy Funds and the GNMA and Treasury Money Market Trusts may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Balanced Strategy and Cornerstone Strategy Funds and the GNMA and Treasury Money Market Trusts may invest in Treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Balanced Strategy and Cornerstone Strategy Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Funds' shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's, S&P, Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

SECURITIES OF ETFS

Each Fund's assets may be invested in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at their NAV. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds, and GNMA Trust may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The Balanced Strategy and Cornerstone Strategy Funds and GNMA Trust may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SBMSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Balanced Strategy and Cornerstone Strategy Funds may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

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

ZERO COUPON BONDS

The Growth and Tax Strategy, Balanced Strategy, and Cornerstone Strategy Funds and the GNMA Trust may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

FUTURES CONTRACTS

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund (except the Treasury Money Market Trust) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Cornerstone Strategy and Balanced Strategy Funds may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Cornerstone Strategy and Balanced Strategy Funds may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

ASSET-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds may invest in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The Cornerstone Strategy and Balanced Strategy Funds may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

EQUITY-LINKED STRUCTURED NOTES

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EXCHANGE-TRADED NOTES

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (I.E. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day's index factor). One factor that affects the ETN's value is the credit rating of the issuer. Therefore, the value of the ETN may drop with a change in the underlying index, due to a downgrade in the issuer's credit rating.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

   (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   (2) may not (except for the Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

   (3)   may not issue  senior  securities, except  as permitted  under the 1940
         Act.

   (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

   (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

   (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

   (7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund's concentration policies as described above, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's Rating Services (S&P), Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks,
International Stocks, and Bonds and Money Market Instruments investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; GNMA Trust invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days' notice to the applicable Fund's shareholders.

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without advance notice to or approval by the shareholders.

Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager, and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.


During the fiscal year ended May 31, 2009, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                                 VALUE OF SECURITIES
     REGULAR BROKER-DEALER                        AS OF MAY 31, 2009


Banc of America Securities LLC
     Balanced Strategy                                   $X
     Cornerstone Strategy                                $X
     Growth and Tax Strategy                             $X
Bank of New York
     Balanced Strategy                                   $X
     Cornerstone Strategy                                $X
     World Growth                                        $X
Barcalys PLC
     Cornerstone Strategy                                $X
Citigroup Corp
     Cornerstone Strategy                                $X
Citigroup Global Markets Inc.
     Balanced Strategy                                   $X
     Growth and Tax Strategy                             $X
Credit Suisse Group AG
     Cornerstone Strategy                                $X
Deutsche Bank AG
     Cornerstone Strategy                                $X
Goldman Sachs Group
     Balanced Strategy                                   $X
     Cornerstone Strategy                                $X
     Growth and Tax Strategy                             $X
     World Growth                                        $X
JP Morgan Chase & Co
     Balanced Strategy                                   $X

Cornerstone Strategy                                     $X
     Growth and Tax Strategy                             $X
Merrill Lynch & Co.
     Growth and Tax Strategy                             $X
Morgan Stanley
     Balanced Strategy                                   $X
     Cornerstone Strategy                                $X
     Growth and Tax Strategy                             $X
UBS AG
     Cornerstone Strategy                                $X
     World Growth                                        $X
Lehman Brothers Holdings Inc.
     Cornerstone Strategy                                $X
     Growth and Tax Strategy                             $X
State Street Corp.
     Balanced Strategy                                   $X
     Cornerstone Strategy                                $X
     World Growth                                        $X

BROKERAGE COMMISSIONS

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

    FUND                             2007              2008             2009

  Growth and Tax Strategy         $    50,603      $    37,736      $    36,795
  Balanced Strategy               $   542,380      $   502,894      $   345,178
  Cornerstone Strategy            $ 2,690,928      $ 3,123,189      $ 2,917,407
  Precious Metals and Minerals    $   536,221      $ 1,057,858(a)   $ 1,095,525
  Emerging Markets                $ 1,463,201      $ 1,662,221      $ 1,380,251
  International                   $ 1,656,915      $ 1,564,510      $   663,921
  World Growth                    $   432,516      $   401,125      $   195,169

   (a) An increase in net assets resulted in an increase in brokerage commissions.

The Boston Company, the subadviser of the Emerging Markets Fund, executed Fund portfolio transactions through its brokerage affiliate, Pershing LLC. The Fund paid the following brokerage commissions for the fiscal year ended 2009 for such transactions:

                     PERCENTAGE OF AGGREGATE         PERCENTAGE OF AGGREGATE
                      COMMISSIONS PAID TO              DOLLAR AMOUNT OF
                    CLEARING BROKER AFFILIATE        TRANSACTIONS EFFECTED
                                               THROUGH CLEARING BROKER AFFILIATE

  FUND                    2009
  Emerging Markets      $      X%                            X%

The Manager or the applicable Subadviser directed a portion of certain Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2009, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

                                      COMMISSIONS/                TRANSACTION
    FUND                        UNDERWRITING CONCESSIONS            AMOUNTS

Growth and Tax Strategy                 $X                        $X
Emerging Markets                        $X                        $X

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than Treasury Money Market Trust's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended May 31, the Funds' portfolio turnover rates were as follows:

     FUND                                 2008                    2009

   Growth and Tax Strategy                38%                      25%
   Balanced Strategy                     185% (a),(b)             116%
   Cornerstone Strategy                  175% (a),(b)             162%
   Precious Metals and Minerals           28%                      28%
   Emerging Markets                       64%                      76%
   International                          32%                      22%
   World Growth                           28%                      20%
   GNMA Trust                             11%                      20%

   (a) The repositioning of the portfolio due to change in and/or addition of a subadviser led to an increase in trading and portfolio turnover.

   (b) Reflects increased trading activity due to changes in asset allocation strategies.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-five such portfolios have been established, nine of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the Cornerstone Strategy Fund on August 15, 1984, the
Precious Metals and Minerals (formerly Gold) Fund on August 15, 1984, the International Fund on July 11, 1988, the Growth and Tax Strategy Fund on January 11, 1989, the GNMA Trust and Treasury Money Market Trust on February 1, 1991, the World Growth Fund on October 1, 1992, the Emerging Markets Fund on November 7, 1994, and the Balanced Strategy Fund on September 1, 1995, and were reorganized into the Trust in August 2006. The Precious Metals and Minerals, Emerging Markets and International Funds offer two classes of shares, one identified as retail and one identified as institutional shares. The institutional shares were established on November 13, 2007, and commenced offering on August 1, 2008. A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share and are entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board and generally,
will  have  identical   voting,
dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its "Class Expenses";
(c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class's receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of NAV owned on the record date, and a fractional vote for each fractional dollar of NAV owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 10 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, a Fund must,  among other things,
(1) derive at least 90% of its gross income each taxable year from interest dividends payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90%

test), (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year
(the distribution requirement; and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, it is required that at least 50% of the value of its total assets must consist of obligations the interest of which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay "exempt-interest dividends" to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy these requirements.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior taxable income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

The Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with original issue discount (OID). As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu of" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

In the case of the Growth and Tax Strategy Fund, if a shareholder redeems or exchanges shares held for six months or less at a loss and receives an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain of those bonds is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis for such opinions.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Growth and Tax Strategy Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Growth and Tax Strategy Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (64)                                          (7/92-present), a database            investment company
                                                      management service.                   consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D. (62)                                            Research Institute (3/02-present);    investment company
                                                      Staff  Analyst,  Southwest            consisting of 45 funds
                                                      Research  Institute (9/98-3/02),
                                                      which focuses in  the fields
                                                      of technological research.

Barbara B.            Trustee       January 2008      Academic Director of the El Paso      One registered
Ostdiek Ph.D. (45)                                    Corporation Finance Center at         investment company
                                                      Jesse  H.  Jones  Graduate            consisting of 45 funds
                                                      School of Management at
                                                      Rice University (7/02-present);
                                                      Associate Professor of Finance
                                                      at Jesse H. Jones Graduate
                                                      School of  Management at
                                                      Rice University (7/01-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (64)                                         Consulting (5/95-present), an         investment company
                                                      organization that performs            consisting of 45 funds
                                                      business valuations of large
                                                      companies  to include  the
                                                      development of annual business
                                                      plans, budgets, and internal
                                                      financial reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (66)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 45 funds


* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (48)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        President and Chair of the            consisting of 45 funds
                      Chairman                        Board of Directors, IMCO
                                                      (2/08-present); President, USAA
                                                      Financial Advisors, Inc. (FAI)
                                                      (12/07-present); Chair of the
                                                      Board of Directors and Chief
                                                      Investment Officer IMCO,
                                                      (1/07-2/08); President and Chief
                                                      Executive Officer, Director, and
                                                      Chairman of the Board of Directors,
                                                      IMCO (12/04-1/07); President and
                                                      Chief Executive Officer, Director,
                                                      and Vice Chairman of the Board of
                                                      Directors, IMCO (2/01-12/04). Mr.
                                                      Claus also serves as Chair of
                                                      the Board of Directors of USAA
                                                      Shareholder Account Services (SAS);
                                                      USAA Financial Planning Services
                                                      Insurance Agency, Inc. (FPS) and FAI.
                                                      He is also a director of USAA Life
                                                      Insurance Company (USAA Life) and
                                                      USAA Federal Savings Bank.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (58)          President                       Investments, IMCO (9/02-present).     investment company
                                                      Mr. Gladson also serves as a          consisting of 45 funds
                                                      director of SAS.

John P. Toohey        Vice          June 2009         Vice President, Equity Investments,   One registered
(41)                  President                       IMCO (2/09-present); Managing         investment company
                                                      Director, AIG Investments,            consisting of 45 funds
                                                      (12/00-1/09).

Mark S. Howard        Secretary     September 2002    Senior Vice President and Deputy      One registered
(45)                                                  General Counsel, Business &           investment company
                                                      Regulatory Services, USAA (10/08-     consisting of 45 funds
                                                      present): Senior Vice President,
                                                      USAA Life/IMCO/FPS General Counsel,
                                                      USAA (10/03-10/08); Senior Vice
                                                      President, Securities Counsel, USAA
                                                      (12/02-10/03). Mr. Howard also
                                                      holds the officer positions of Senior
                                                      Vice President, Secretary and Counsel
                                                      for USAA Life, IMCO, SAS, FPS, and
                                                      FAI, and is an Assistant Secretary
                                                      of USAA.


                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher P.        Assistant     November 2008     Vice President, Financial Advice      One registered
Laia (48)             Secretary                       & Solutions Group General             investment company
                                                      Counsel, USAA (10/08-present);        consisting of 45 funds
                                                      Vice President, Securities
                                                      Counsel, USAA (6/07-10/08);
                                                      Vice President and Assistant
                                                      Secretary, IMCO, SAS, FAI,
                                                      and  FPS (7/07-present);
                                                      General Counsel, Secretary,
                                                      and Partner, Brown Advisory
                                                      (6/02-6/07).

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
Jr. (48)                                              Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present);  Assistant      consisting of 45 funds
                                                      Treasurer, USAA family of funds
                                                      (7/00-2/08).

William A. Smith      Assistant     February 2009     Vice President, Senior Financial      One registered
(61)                  Treasurer                       Officer and Treasurer, IMCO, FAI,     investment company
                                                      FPS, SAS (2/09- present);             consisting of 45 funds
                                                      Vice President, Senior Financial
                                                      Officer, USAA (2/07-present);
                                                      Consultant, Robert  Half/
                                                      Accounttemps, (8/06-1/07);
                                                      Chief  Financial  Officer,
                                                      California State Automobile
                                                      Association (8/04-12/05); Chief
                                                      Financial Officer, Metropolitan
                                                      Mortgage  (8/03-7/04).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(41)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds. During the Funds' most recent full fiscal year ended May 31, 2009, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended May 31, 2009, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2009, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2009, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2009, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Dawn Cooper, Senior Vice President, Distribution Services; and Terri R. Kallsen, Senior Vice President, Wealth Management. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2008.

                           BALANCED         CORNERSTONE        PRECIOUS METALS
                         STRATEGY FUND     STRATEGY FUND      AND MINERALS FUND

INTERESTED TRUSTEE

Christopher W. Claus    $10,001-$50,000        None            $10,001-$50,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben          None               None                None
Robert L. Mason             None         $10,001-$50,000           None
Michael F. Reimherr         None               None             $1-$10,000
Richard A. Zucker           None               None                None

                         INTERNATIONAL     GROWTH AND TAX      WORLD GROWTH       EMERGING
                              FUND          STRATEGY FUND          FUND         MARKETS FUND

INTERESTED TRUSTEE

Christopher W. Claus    $10,001 - $50,000      None                 None       $10,001-$50,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               None          None                 None             None
Robert L. Mason                  None          None                 None             None
Michael F. Reimherr              None          None                 None             None
Richard A. Zucker                None          None                 None             None


                                                                   USAA FUND
                              GNMA            TREASURY              COMPLEX
                              TRUST       MONEY MARKET TRUST         TOTAL

INTERESTED TRUSTEE

Christopher W. Claus          None             None             Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben            None             None             Over $100,000
Robert L. Mason               None             None             Over $100,000
Michael F. Reimherr        $1-$10,000      Over $100,000        Over $100,000
Richard A. Zucker             None             None             Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2009.

         NAME                      AGGREGATE               TOTAL COMPENSATION
          OF                    COMPENSATION FROM            FROM THE USAA
        TRUSTEE              FUNDS LISTED IN THIS SAI       FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus               None (a)                     None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                 $  18,109                 $  87,800
Robert L. Mason, Ph.D.             $  18,109                 $  87,800
Barbara B. Ostdiek, Ph.D.          $  16,872                 $  81,800
Michael F. Reimherr                $  16,872                 $  81,800
Richard A. Zucker                  $  19,346                 $  93,800


   (a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.

   (b) At May 31, 2009, the USAA Fund Complex consisted of one registered investment company offering 45 individual funds.

No compensation is paid by any Fund to any Trustee or officer who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of June 30, 2009, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of June 30, 2009, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

The following table identifies all persons who, as of June 30, 2009, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                                 NAME AND ADDRESS
   TITLE OF CLASS               OF BENEFICIAL OWNER          PERCENT OF CLASS

Precious Metals and Minerals        Ameritrade                     5.6%
                                   PO Box 2226
                                 Omaha, NE 68103

GNMA  Trust              Fidelity Investments Institutional        5.58%
                              Operations Company FIIOC
                       Agent Certain Employee Benefit Plans
                              100 Magellan Way (KW1C)
                            Covington, KY  41015-1999

Treasury Money Market          John P. Sullivan Jr.                5.89%
                               Meloni B. Sullivan
                          TEN ENT 10115 Walker Lake Dr.
                           Great Falls, VA  22066-3501

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $XX billion, of which approximately $XX billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement dated August 1, 2006, (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for certain Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2010, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Balanced Strategy Fund and Cornerstone Strategy Fund to 1.00% and 1.19%, respectively, of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years ending May 31, management fees were as follows:

       FUND                            2007           2008              2009

 Growth and Tax Strategy Fund       $    989,767   $    954,209    $    615,845
 Balanced Strategy Fund             $  4,541,685   $  4,468,211    $  3,168,043
 Cornerstone Strategy Fund          $ 13,636,719   $ 15,690,798    $ 11,577,851
 Precious Metals and Minerals Fund  $  5,250,087   $  7,793,356    $  7,342,566
 Emerging Markets Fund              $  3,432,497   $  5,281,235    $  3,852,681
 International Fund                 $  9,086,869   $ 10,934,598    $  8,294,125
 World Growth Fund                  $  3,725,774   $  4,140,866    $  3,072,887
 GNMA Trust                         $    641,905   $    682,143    $    863,134
 Treasury Money Market Trust        $    237,501   $    266,257    $    309,465

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

     FUND                                2007            2008             2009

Balanced Strategy Fund                 $ 1,683,936    $ 1,648,549    $ 1,908,675
Cornerstone Strategy Fund                        -    $   491,218    $ 2,855,516
Emerging Markets Fund (Institutional
  Shares)                              $         -    $         -    $    13,586
International Fund (Institutional
  Shares)                              $         -    $         -    $     8,022
Treasury Money Market Fund             $         -    $         -    $   312,067

The management fees of each Fund (except the Treasury Money Market Trust) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

           FUND                                          FEE RATE

      Balanced Strategy Fund                                .75%
      Cornerstone Strategy Fund                             .75%
      Precious Metals and Minerals Fund                     .75%
      Emerging Markets Fund                                1.00%
      GNMA Trust                                            .125%
      Growth and Tax Strategy Fund                          .50%
      International Fund                                    .75%
      World Growth Fund                                     .75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper index. Each Fund's performance will be measured against the relevant Lipper indexes listed below.

            FUND                                        LIPPER INDEX

       Balanced Strategy Fund                           Balanced
       Cornerstone Strategy Fund                        Global Flexible
       Precious Metals and Minerals Fund                Gold
       Emerging Markets Fund                            Emerging Markets

       GNMA Trust                                       GNMA
       Growth and Tax Strategy Fund                     Composite*
       International Fund                               International
       World Growth Fund                                Global

  * Prior to August 1, 2006, the Lipper performance index for the Growth and Tax Strategy Fund was the Lipper Balanced Funds Index.

With respect to the Treasury Money Market Trust, the management fee consists solely of the base fee of 0.125% of the average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:
                                   GNMA TRUST
                          GROWTH AND TAX STRATEGY FUND

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX           ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) (1)               (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)

           +/- 20 to 50                                      +/- 4
           +/- 51 to 100                                     +/- 5
        +/- 101 and greater                                  +/- 6

                            EQUITY FUNDS:
                       BALANCED STRATEGY FUND
                      CORNERSTONE STRATEGY FUND
                  PRECIOUS METALS AND MINERALS FUND
                        EMERGING MARKETS FUND
                         INTERNATIONAL FUND
                          WORLD GROWTH FUND

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX           ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) (1)               (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)

                    +/- 100 to 400                           +/- 4
                    +/- 401 to 700                           +/- 5
                  +/- 701 and greater                        +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                           EXAMPLES

                                      1            2            3            4              5             6
Fund Performance (a)               6.80%         5.30%        4.30%        (7.55%)       (-5.20%)      (3.65%)
Index Performance (a)              4.75%         5.15%        4.70%        (8.50%)       (-3.75%)      (3.50%)
---------------------------------------------------------------------------------------------------------------------------
Over/Under Performance (b)         + 205          +15         - 40         + 95           - 145         - 15
Annual Adjustment Rate (b)        +    6            0           -4          + 5             - 6            0
Monthly Adjustment Rate (c)          .0049%           n/a      (.0033%)       .0041%      (.0049%)           n/a
Base Fee for Month               $  221,918   $   221,918  $   221,918    $  221,918    $  221,918   $   221,918
Performance Adjustment               41,650             0     (28,050)        34,850       (41,650)            0
---------------------------------------------------------------------------------------------------------------------------
Monthly Fee                      $  263,568   $   221,918  $   193,868    $  256,768    $  180,268   $   221,918
===========================================================================================================================

     (a) Average annual performance over a 36-month period

     (b) In basis points

     (c) Annual adjustment rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Lipper index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated October 1, 2007, with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group; dated July 9, 2007, with Quantitative Management Associates LLC (QMA); dated October 2, 2006, with Deutsche Investment Management Americas Inc. (DIMA) and Credit Suisse Asset Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below, under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2010, Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested
Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or if the Advisory Agreement is terminated.

For the GROWTH AND TAX STRATEGY FUND, the Manager has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI). The Manager (not the
Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average daily net assets that NTI manages. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603, and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is subsidiary of The Northern Trust Company ("TNTC").

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve Systems as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2009, NTI and it affiliates has assets under custody of $2.8 trillion and assets under investment management of $522.3 billion.

For the BALANCED STRATEGY FUND, the Manager has entered into Subadvisory Agreements with DIMA and CSSU. The Manager (not the Fund) pays DIMA a fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that DIMA manages. DIMA, located at 345 Park Avenue, New York, New York 10154, is an investment adviser registered under the Investment Advisers Act of 1940 and an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients.

CSSU located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment advisor. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 2,500 clients. The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange.

For the CORNERSTONE STRATEGY FUND, the Manager has entered into Subadvisory Agreements with Batterymarch, Credit Suisse, QMA, and CSSU.

The Manager (not the Fund) pays Batterymarch a fee based on the aggregate average daily net assets that Batterymarch manages in the Cornerstone Strategy Fund and Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law.

The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, located at Eleven Madison, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund's average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First

Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange.

For the EMERGING MARKETS FUND, the Manager has entered into Subadvisory Agreements with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch.

The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average daily net assets that The Boston Company manages. The Boston Company is a wholly owned independently operated subsidiary of the Bank of New York Mellon Corporation.

The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average daily net assets that Batterymarch manages.

For the INTERNATIONAL FUND, the Manager has entered into a Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management
(MFS)). The Manager (not the Fund) pays MFS a fee in the annual amount of 0.29% of the average daily net assets of the International Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

For the WORLD GROWTH FUND, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.29% of the average daily net assets of the World Growth Fund.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (0.10%) of the average daily net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

With respect to the Emerging Markets institutional shares, International institutional shares, and Precious Metals and Minerals institutional shares, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees:

FUND                                     2007           2008            2009

Growth and Tax Strategy Fund          $   293,509    $   285,096    $   212,905
Balanced Strategy Fund                $   955,323    $   944,045    $   688,303
Cornerstone Strategy Fund             $ 2,840,766    $ 3,282,636    $ 2,444,942
Precious Metals and Minerals Fund
(Fund Shares)                         $ 1,020,895    $ 1,501,133    $ 1,375,581
Precious Metals and Minerals
(Institutional Shares)                       N/A            N/A     $     1,997
Emerging Markets Fund
(Fund Shares)                         $   527,316    $   812,454    $   558,415
Emerging Markets (Institutional
Shares)                                      N/A             N/A    $     4,320
International Fund                    $ 1,828,297    $ 2,254,636    $ 1,555,761
International (Institutional Shares)         N/A             N/A    $     9,300
World Growth Fund                     $   724,408    $   821,943    $   576,387
GNMA Trust                            $   770,287    $   754,587    $   803,837
Treasury Money Market Trust           $   190,001    $   213,006    $   247,572*

* The Fund's actual expenses exceeded the expense limitation to attempt to prevent a negative yield; as a result, the Manager did not receive fees to which it would have been entitled.

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain compliance legal, and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended May 31, 2007 and 2008 the Funds reimbursed the Manager for these legal and tax services, as follows:

FUND                                   2007             2008            2009

Growth and Tax Strategy Fund        $    6,520       $   3,582       $   2,598
Balanced Strategy Fund              $   14,181       $  10,459       $   8,323
Cornerstone Strategy Fund           $   35,746       $  34,862       $  29,646
Precious Metals and Minerals Fund   $   14,398       $  15,216       $  16,039
Emerging Markets Fund               $    8,007       $   8,625       $   6,786
International Fund                  $   23,494       $  24,072       $  19,144
World Growth Fund                   $   10,177       $   9,208       $   7,009
GNMA Trust                          $   12,009       $   8,338       $   9,504
Treasury Money Market Trust         $    4,295       $   3,530       $   4,469

CODES OF ETHICS

The Funds, Manager, and the Subadvisers each have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding their Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Funds. The Code of Ethics is designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Funds and the Manager as well as each Subadviser have been filed with the SEC and are available for public review.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained RiskMetrics Group (RMG) formerly Institutional Shareholder Services, Inc. to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. RMG's has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the RMG U.S. Proxy Voting Guidelines and RMG International Proxy Voting Guidelines (the RMG Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of RMG's, except as briefly described below. Before any voting deadline, RMG's will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating RMG's recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review RMG's recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to RMG's recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to RMG's recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any RMG's recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at USAA.COM and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

For its services under the Transfer Agency Agreement, the Emerging Markets institutional shares, International institutional shares, Precious Metals and Minerals institutional shares, pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets. In addition to the asset-based fee, the
Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4)
maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or
(ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. The fee is subject to change at any time.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE


OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2009, unless otherwise specified.

-------------------------------------------------------------------------------

                                   NUMBER OF OTHER ACCOUNTS MANAGED            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                     AND ASSETS BY ACCOUNT TYPE                  ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY                    REGISTERED       OTHER POOLED                    REGISTERED       OTHER POOLED
PORTFOLIO     PORTFOLIO       INVESTMENT       INVESTMENT                      INVESTMENT       INVESTMENT
MANAGER       MANAGER         COMPANY          VEHICLES       OTHER ACCOUNTS    COMPANY         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
USAA

Balanced
Strategy
Fund
              Arnold J. Espe  2 ($556.7 mil)   0              0                2 ($556.7 mil)   0                0
              Ronald Sweet    3 ($254.8 mil)   0              0                3 ($254.8 mil)   0                0

Growth and
Tax Strategy
Fund
              Clifford A.
              Gladson         3 ($3,985.6 mil) 0              0                3 ($3,985.6 mil) 0                0

Cornerstone
Strategy
Fund
              Arnold J. Espe  2 ($237.5 mil)   0              0                2 ($237.5 mil)   0                0
              Mark W. Johnson 1 ($1,271.1 mil) 0              0                1 ($1,271.1 mil) 0                0
              Dan Denbow      1 ($1,271.1 mil) 0              0                1 ($1,271.1 mil) 0                0
              Ronald Sweet    3 ($191.3 mil)   0              0                3 ($191.3 mil)   0                0

Precious Metals
and Minerals
Fund
              Mark W. Johnson 1 ($68.4 mil)    0              0                1 ($68.4 mil)    0                0
              Dan Denbow      1 ($68.4 mil)    0              0                1 ($68.4 mil)    0                0

GNMA Trust
              Margaret
              Weinblatt       1 ($1,987.0 mil) 0              0                1 ($1,987.0 mil) 0                0
------------------------------------------------------------------------------------------------------------------------------------

NTI

Growth and
Tax Strategy
Fund
              Christopher A.
              Fronk           0                0              25 ($3.9 bil)     0               0                0
              Michael Liao    0                0              0 ($0 bil)        0               0                0

                             NUMBER OF OTHER ACCOUNTS MANAGED                  NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                AND ASSETS BY ACCOUNT TYPE                      ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY                    REGISTERED       OTHER POOLED                     REGISTERED      OTHER POOLED
PORTFOLIO     PORTFOLIO       INVESTMENT       INVESTMENT                       INVESTMENT      INVESTMENT
MANAGER       MANAGER         COMPANY          VEHICLES       OTHER ACCOUNTS    COMPANY         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

MFS

International
Fund
              David R.
              Mannheim        15 ($16.6 bil)   9 ($2.3 bil)   94 ($16.9 bil)    0               0                14 ($2.6 bil)
              Marcus L. Smith 10 ($5.7 bil)    1 ($119.6 mil) 26 ($4.5 bil)     0               0                1 ($309.4 mil)

World Growth
Fund
              David R.
              Mannheim        15 ($7.3 bil)    9 ($2.3 bil)   94 ($16.9 bil)    0               0                14 ($2.6 bil)

------------------------------------------------------------------------------------------------------------------------------------

THE BOSTON COMPANY

Emerging
Markets Fund
              D. Kirk Henry   9 ($2.83 bil)    10 ($5.26 bil) 37 ($5.26 bil)    0               0                1 ($183.7 mil)
              Carolyn M.
              Kedersha        9 ($2.83 bil)    10 ($5.26 bil) 37 ($5.26 bil)    0               0                1 ($183.7 mil)
              Warren Skillman 9 ($2.83 bil)    10 ($5.26 bil) 37 ($5.26 bil)    0               0                1 ($183.7 mil)

------------------------------------------------------------------------------------------------------------------------------------

DIMA

Balanced
Strategy
Fund
              Robert Wang*    0 ($0 bil)       0 ($0 bil)     0 ($0 mil)        0 ($0 bil)      0                0 ($0 mil)
              Julie Abbett    0 ($0 bil)       0 ($0 mil)     0                 0 ($0 mil)      0                0

*Robert Wang is a Global Head of Quantitative Strategies portfolio management, therefore all Quantitative Services accounts are under his supervision. He is not responsible for the day-to-day portfolio management of all these accounts.
Note that Quantitative Services assets include all fee earning assets (assets under management, assets under administration, notional assets, and fund of funds.

------------------------------------------------------------------------------------------------------------------------------------

CSSU (VOLARIS GROUP)

Cornerstone
Strategy
Fund
              Yirong Li       0                0 ($0 mil)     0 ($0 mil)        0               0                0
              Defina Maluki   0 ($0 mil)       0              0 ($0 bil)        0               0                0 ($0 mil)

                           NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                             AND ASSETS BY ACCOUNT TYPE                         ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY                    REGISTERED       OTHER POOLED                         REGISTERED      OTHER POOLED
PORTFOLIO     PORTFOLIO       INVESTMENT       INVESTMENT                           INVESTMENT      INVESTMENT
MANAGER       MANAGER         COMPANY          VEHICLES           OTHER ACCOUNTS    COMPANY         VEHICLES         OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

BATTERYMARCH*

Cornerstone
Strategy Fund
              Adam J. Petryk  8 ($2,111.3 mil) 19 ($1,354.4 mil)  32 ($3,988.9 mil) 0               0                0
              Michael P.
              McElroy         3 ($726.8 mil)   7 ($753.1 mil)     12 ($2,117.6 mil) 0               0                0

Emerging
Markets
Fund          David W.
              Lazenby         1 ($457.2 mil)   5 ($2,395.3 mil)   9 ($1,764 mil)    0               0                1 ($666.9 mil)

* The Funds  are  managed  using a team  approach,  and  members  of the  Global
Developed Markets and Emerging Markets Investment Teams manage the portion of the Funds managed by Batterymarch. The portfolio managers named have primary responsibility for portfolio structure and for ensuring that the Funds comply with the investment objectives, guidelines and Batterymarch's current investment strategies. Each account managed by their team is included in the number of accounts and total assets for the portfolio managers listed (even if such portfolio manager does not have primary involvement in the day-to-day management of the account.)

------------------------------------------------------------------------------------------------------------------------------------

CREDIT SUISSE

Cornerstone
Strategy
Fund
              Jordan Low      0 ($0 bil)       0 ($0)             0 ($0 bil)        0               0                0

As of May 31, 2008

------------------------------------------------------------------------------------------------------------------------------------

QMA

Cornerstone
Strategy
Fund
              Margaret Stumpp 0* ($0 bil)      0* ($0 bil)        0** ($0 bil)      0               0                0
              Ted Lockwood    0* ($0 bil)      0* ($0 bil)        0** ($0 bil)      0               0                0
              John Van Belle  0* ($0 bil)      0* ($0 bil)        0** ($0 bil)      0               0                0

As of June 30, 2008

    QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts
(which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**Fourteen of these accounts with aggregate assets of $6,129,000,917 zero performance-based advisory fees


USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments. Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers' have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Trust's Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each Fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2009, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

PORTFOLIO MANAGER           FUND                              DOLLAR RANGE


Arnold Espe                 Cornerstone Strategy Fund         $10,001-$50,000
                            Balanced Strategy Fund            $10,001-$50,000
Clifford A. Gladson         Growth and Tax Strategy Fund      $100,001-$500,000
                            Cornerstone Strategy Fund         $1-$10,000
                            Balanced Strategy Fund            $1-$10,000
                            Precious Metals and Minerals Fund $10,001-$50,000
                            GNMA Trust                        $10,001-$50,000

                            World Growth Fund                 $1-$10,000
                            International Fund                $1-$10,000
Mark W. Johnson             Precious Metals and Minerals Fund $100,001-$500,000
                            Cornerstone Strategy Fund         $100,001-$500,000
Margaret "Didi" Weinblatt   GNMA Trust                        $100,001-$500,000
Ronald Sweet                None                              None
Dan Denbow                  Precious Metals and Minerals Fund $1-$10,000
                            Cornerstone Strategy Fund         $1-$10,000
                            International Fund                $1-$10,000
                            Emerging Markets Fund             $10,001-$50,000

CREDIT SUISSE

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA Cornerstone Strategy Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities between the USAA Cornerstone Strategy Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA Cornerstone Strategy Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA Cornerstone Strategy Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees, or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Equities Group, which manages the Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals' managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The USAA Cornerstone Strategy Fund seeks to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA Cornerstone Strategy Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA Cornerstone Strategy Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA Cornerstone Strategy Fund purchases long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA Cornerstone
Strategy Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: Credit Suisse's compensation to the portfolio manager of the Fund includes both a fixed base salary component and bonus component. This discretionary bonus for the portfolio manager is not tied by formula to the

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performance  of  any  fund  or  account.  The  factors  taken  into  account  in determining the portfolio manger's bonus include the Fund's performance, assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

PORTFOLIO OWNERSHIP: As of May 31, 2009, no portfolio managers of Credit Suisse beneficially owned any securities of the USAA Fund they managed.

DIMA

CONFLICTS OF INTEREST: In addition to managing a portion of the assets of the USAA Balanced Strategy Fund, the portfolio managers may have responsibility for managing other client accounts of DIMA or its affiliates.

An investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the USAA Balanced Strategy Fund. DIMA has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the USAA Balanced Strategy Fund and other client accounts.

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the USAA Balanced Strategy Fund and also for other clients advised by DIMA, including other client accounts managed by the USAA Balanced Strategy Fund's portfolio management team. Investment decisions for the USAA Balanced Strategy Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of DIMA may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the USAA Balanced Strategy Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the USAA Balanced Strategy Fund. Purchase and sale orders for the USAA Balanced Strategy Fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the USAA Balanced Strategy Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where DIMA has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. DIMA will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, DIMA has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o DIMA and its affiliates and the investment team of the USAA Balanced Strategy Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. DIMA and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers, and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential, or apparent conflicts of interests. These interests and activities include potential advisory, transactional, and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the DIMA's advisory clients. DIMA has instituted business and compliance policies, procedures, and disclosures that are designed to identify, monitor, and mitigate conflicts of interest and, as appropriate, to report them to the USAA Balanced Strategy Fund's Board.

COMPENSATION: Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities, and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

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

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

PORTFOLIO OWNERSHIP: As of May 31, 2009, no portfolio managers of DIMA beneficially owned any securities of the USAA Fund they managed.

MFS

CONFLICTS OF INTEREST: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund's ability to participate in volume transactions will produce better executions for a Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

COMPENSATION: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

PERFORMANCE BONUS - Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.


The quantitative portion is based on pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


PORTFOLIO MANAGER BENCHMARK(S)

David Mannheim    Lipper International Funds
                  Lipper Global Funds
                  Lipper Variable Global Core Funds
                  MSCI EAFE Index

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

                  Lipper  International Large-Cap  Growth Funds
                  Lipper International Large Cap Core Funds
                  MSCI World Index
                  Lipper Global  Multi-Cap Core Funds
                  Lipper Global Large-Cap Core  Funds
                  FTSE All-World Index
                  MSCI KOKUSAI Index
                  Standard & Poor's/Developed Large Mid Cap Growth

Marcus L. Smith   Lipper International Funds
                  MSCI EAFE Index
                  MSCI World Index
                  Standard & Poor's/Europe Pacific Asia Composite Large Mid
                    Cap Growth Index
                  Lipper International Large Cap Growth Funds
                  Lipper International Large Cap Core Funds
                  MSCI Japan Index
                  FTSE All-World Developed Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage, and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2009, no portfolio managers of MFS beneficially owned any securities of the USAA Funds they managed.

THE BOSTON COMPANY

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

 |X| The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

 |X| The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

 |X| To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

 |X| When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

 |X| All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers, or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates, and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

 |X| In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer, or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

 |X| Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

 |X| Subject to the personal Securities Trading Policy,  employees of The Boston
     Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

|X| Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

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

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

 |X| It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

 |X| The Boston Company does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

 |X| The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

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All  portfolio  managers and analysts are also  eligible to  participate  in The
Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2009, no portfolio manager of The Boston Company beneficially owned any shares of the USAA Fund they managed.

NTI

MATERIAL CONFLICTS OF INTEREST: NTI's portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts, and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

COMPENSATION: Compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a qualitative and quantitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

PORTFOLIO  OWNERSHIP:   As  of  May  31,  2009,  no  portfolio  manager  of  NTI
beneficially owned any shares of the USAA Fund they managed.

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account, including the Funds.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (I.E., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY FILLED TRANSACTIONS IN SECURITIES: Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size.

Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

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Opposite (I.E., CONTRADICTORY) Transactions in Securities: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers who manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls, and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls, and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS: In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold, or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding, or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest among Batterymarch, its supervised persons, and its clients.

Batterymarch employees may also invest in mutual funds that are managed by Batterymarch, including the Funds. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

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

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements.

Batterymarch recognizes that this type of incentive compensation creates the risk of potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (i.e., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

When it is reasonably determined that more than one broker can offer execution services at the best available price, consideration may also be given to those brokers that supply proprietary research services. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Clients should consider that there is a potential conflict of interest between their interests in obtaining the best available price and an investment adviser's receipt of research from brokers selected by the investment adviser for trade execution.

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate, or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons, and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

Batterymarch's CCO conducts a review of the firm's potential conflicts of interest and a risk assessment on annual basis.

COMPENSATION:   In  addition  to  customary  employee  benefits  (e.g.,  medical coverage), compensation received by Batterymarch's portfolio managers includes:

     o  COMPETITIVE BASE SALARIES;

     o INDIVIDUAL PERFORMANCE-BASED BONUSES based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

     o  CORPORATE PROFIT-SHARING; and an

     o annual contribution to a NON-QUALIFIED DEFERRED COMPENSATION plan that has a cliff-vesting requirement (I.E., they must remain employed with the firm for at least 31 months to receive payment)

Performance is evaluated on an aggregate product basis that the Portfolio manager is responsible for and is generally not analyzed by any individual client portfolios.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is generally not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of May 31, 2009, no portfolio manager of Batterymarch beneficially owned any shares of the USAA Fund they managed.

QMA

CONFLICTS OF INTEREST: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers, and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts

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of affiliates,  institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation, or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer, or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements, and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank, or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

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Conflicts of interest may also arise in  connection  with  securities  holdings.
Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts, and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of
(i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies, and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

COMPENSATION: QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus, and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary  component  is based on market  data  relative  to similar  positions
within  the  industry  as  well  as  the  past   performance,   experience   and
responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements.

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The size of the annual  cash  bonus  pool  available  for  individual  grants is
determined   quantitatively   based  on  two  primary  factors:   1)  investment
performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and benchmarks, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

PORTFOLIO  OWNERSHIP:   As  of  May  31,  2009,  no  portfolio  manager  of  QMA
beneficially owned any shares of the USAA Cornerstone Strategy Fund.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

         |X| Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Code of Ethics);

         |X| Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, Subadvisers, rating agencies, mutual fund evaluation services, such as Lipper Inc., and proxy voting agents);

         |X|  As disclosed in this SAI; and

         |X| As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and
Subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the SEC. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non-Interested Trustees.

                               GENERAL INFORMATION


CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily NAV and other recordkeeping functions. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICES (MOODY'S)

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS SERVICES (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS LTD (FITCH)

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

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

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
     Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO, INC. (A.M. BEST)

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in A.M. Best's opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,
c Assigned to issues, where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

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

d    In  default  on  payment  of  principal,   interest,  or  other  terms  and
     conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions, conservative debt levels, and profitability, which are both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

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

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

06088-1009

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

a      (i)        USAA Mutual Funds Trust First Amended and Restated Master
                  Trust Agreement dated April 20, 2006 (12)
       (ii)       USAA Mutual Funds Trust Second Amended and Restated Master
                  Trust Agreement dated June 27, 2006 (15)

b                 First Amended and Restated By-Laws, dated April 20, 2006 (12)

c                 None other than provisions contained in Exhibits (a)(i),
                  (a)(ii), and (b) above

d      (i)        Advisory Agreement dated August 1, 2001 with respect to the
                  Florida Tax-Free Income and Florida Tax-Free Money Market
                  Funds (7)
       (ii)       Management Agreement for the Extended Market Index Fund
                  dated August 1, 2006 (15)
       (iii)      Advisory Agreement for the Nasdaq-100 Index Fund dated
                  August 1, 2006 (15)
       (iv)       Management Agreement for the S&P 500 Index Fund dated August
                  1, 2006 (15)
       (v)        Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
       (vi)       Investment Subadvisory Agreement between IMCO and BHMS dated
                  August 1, 2006 (15)
       (vii)      Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
       (viii)     Investment Subadvisory Agreement between IMCO and The Boston
                  Company dated August 1, 2006 (15)
       (ix)       Investment Subadvisory Agreement between IMCO and GMO dated
                  August 1, 2006 (15)
       (x)        Investment Subadvisory Agreement between IMCO and Loomis
                  Sayles dated August 1, 2006 (15)
       (xi)       Investment Subadvisory Agreement between IMCO and Marsico
                  dated August 1, 2006 (15)
       (xii)      Investment Subadvisory Agreement between IMCO and MFS dated
                  August 1, 2006 (15)
       (xiii)     Investment Subadvisory Agreement between IMCO and NTI dated
                  August 1, 2006 (15)
       (xiv)      Investment Subadvisory Agreement between IMCO and OFI
                  Institutional dated August 1, 2006 (15)
       (xv)       Investment Subadvisory Agreement between IMCO and Wellington
                  Management dated August 1, 2006 (15)
       (xvi)      Investment Subadvisory Agreement between IMCO and Credit
                  Suisse Asset Management, LLC dated October 2, 2006 (16)
       (xvii)     Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated August 1, 2006. (15)
       (xviii)    Investment Subadvisory Agreement between IMCO and Deutsche
                  Investment Management Americas Inc. dated October 2, 2006 (16)
       (xix)      Amendment No. 2 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated October 2, 2006 (16)
       (xx)       Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Deutsche Investment Management Americas Inc. (18)

       (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
       (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
       (xxiii) Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
       (xxiv) Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
       (xxv) Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)
       (xxvi) Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
       (xxvii) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
       (xxviii)   Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Credit Suisse Securities (USA) LLC (31)
       (xxix)     Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and The Boston Company (31)
       (xxx) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
       (xxxi) Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

e      (i)        Underwriting Agreement dated June 25, 1993 (1)
       (ii)       Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (iii)      Letter Agreement to Underwriting Agreement adding 37 funds
                  (15)
       (iv)       Letter Agreement to Underwriting Agreement adding Global
                  Opportunities Fund (31)
       (v)        Letter Agreement to Underwriting Agreement adding Target
                  Retirement Income Fund, Target Retirement 2020 Fund, Target
                  Retirement 2030 Fund, Target Retirement 2040 Fund, and Target
                  Retirement 2050 Fund (31)

f                 Not Applicable

g      (i)        Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
       (ii)       Form of Custodian Agreement for Extended Market Index
                  Fund (12)
       (iii)      Custodian Agreement for S&P 500 Index Fund dated July 31,
                  2006 (17)
       (iv)       Subcustodian Agreement dated March 24, 1994 (2)
       (v)        Fee Schedule dated July 1, 2007 (20)
       (vi)       Letter Agreement to the Amended and Restated Custodian
                  Agreement adding Global Opportunities Fund (31)

       (vii) Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

h      (i)        Transfer Agency Agreement dated November 13, 2002 (8)
       (ii)       Letter Agreement to Transfer Agency Agreement dated August 1,
                  2006 adding 37 funds (15)
       (iii)      Administration and Servicing Agreement dated August 1,
                  2001 with respect to the Florida Tax-Free Income and Florida
                  Tax-Free Money Market Funds (7)
       (iv)       Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (15)
       (v)        Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (vi)       Master Revolving Credit Facility Agreement with USAA Capital
                  Corporation dated October 1, 2007 (22)
       (vii)      Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
       (viii)     Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
       (ix)       Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
       (x)        Amended and Restated Master-Feeder Participation Agreement
                  Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA
                  Investment Management Company, and BlackRock Distributors,
                  Inc. Dated as of October 1, 2006 (23)
       (xi)       Amended and Restated Subadministration Agreement dated
                  October 1, 2006 (23)
       (xii)      Letter Agreement to the Transfer Agency Agreement adding
                  Global Opportunities Fund (31)
       (xiii)     Letter Agreement to the Administration and Servicing Agreement
                  adding Global Opportunities Fund (31)
       (xiv)      Letter Agreement to the Transfer Agency Agreement adding
                  Target Retirement Income Fund, Target Retirement 2020 Fund,
                  Target Retirement 2030 Fund, Target Retirement 2040 Fund, and
                  Target Retirement 2050 Fund (31)
       (xv)       Letter Agreement to the Administration and Servicing Agreement
                  adding Target Retirement Income Fund, Target Retirement 2020
                  Fund, Target Retirement 2030 Fund, Target Retirement 2040
                  Fund, and Target Retirement 2050 Fund (31)

i      (i)        Opinion and Consent of Counsel with respect to Cornerstone
                  Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging
                  Markets, Emerging Markets Institutional Shares, International,
                  International   Institutional  Shares,   Precious  Metals  and
                  Minerals, Precious Metals and Minerals Institutional Shares, and World Growth Funds, and GNMA and Treasury Money Market
                  Trusts (filed by amendment)
       (ii)       Opinion and Consent of Counsel with respect to Aggressive
                  Growth Fund shares, Aggressive Growth Fund institutional shares, Growth Fund shares, Growth Fund institutional shares, Growth & Income Fund, Income Fund shares, Income Fund institutional shares, Income Stock Fund shares, Income Stock
                  Fund institutional shares, Short-Term Bond Fund shares,

                  Short-Term Bond Fund institutional shares, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Small Cap Stock Fund shares, Small Cap Stock Fund institutional shares, Intermediate-Term Bond Fund shares, Intermediate-Term Bond Fund institutional shares, High-Yield Opportunities Fund shares, High-Yield Opportunities Fund institutional shares, Capital Growth Fund, Value Fund shares, and Value Fund institutional shares (32)
       (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (33)
       (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (34)

j      (i)        Consent of Independent  Registered  Public Accounting Firm
                  with respect to Cornerstone  Strategy Fund,  Balanced Strategy
                  Fund,  Growth and Tax  Strategy  Fund,  Emerging  Markets Fund
                  shares,  Emerging Markets institutional shares,  International
                  Fund shares, International Fund institutional shares, Precious
                  Metals and Minerals Fund shares,  Precious Metals and Minerals
                  Fund institutional  shares, World Growth Fund, GNMA Trust, and
                  Treasury Money Market Trust (filed by amendment)
       (ii)       Consent of Independent  Registered Public Accounting Firm with respect to Aggressive  Growth Fund shares,  Aggressive  Growth
                  Fund  institutional  shares,  Growth Fund shares,  Growth Fund institutional  shares,  Growth  &  Income  Fund,  Income  Fund shares,  Income Fund institutional  shares,  Income Stock Fund shares,  Income Stock Fund  institutional  shares,  Short-Term
                  Bond Fund shares,  Short-Term Bond Fund institutional  shares,
                  Money Market  Fund,  Science &  Technology  Fund,  First Start
                  Growth Fund, Small Cap Stock Fund shares, Small Cap Stock Fund institutional  shares,  Intermediate-Term  Bond  Fund  shares,
                  Intermediate-Term  Bond Fund institutional shares,  High-Yield
                  Opportunities  Fund  shares,   High-Yield  Opportunities  Fund
                  institutional shares, Capital Growth Fund, Value Fund shares, and Value Fund institutional shares (32)
       (iii)      Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P
                  500 Index (Member shares and Reward shares), Nasdaq-100 Index,
                  Global Opportunities, Target Retirement Income, Target
                  Retirement 2020, Target Retirement 2030, Target Retirement
                  2040, and Target Retirement 2050 Funds (33)
       (iv)       Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
                  Tax Exempt Short-Term, Tax Exempt Money Market, California
                  Bond, California Money Market, New York Bond, New York Money
                  Market, Virginia Bond, Virginia Money Market, Florida Tax-Free
                  Income, and Florida Tax-Free Money Market Funds (34)

k                 Omitted Financial Statements - Not Applicable
l                 SUBSCRIPTIONS AND INVESTMENT LETTERS

       (i)        Florida Bond Fund and Florida Money Market Fund dated June 25,
                  1993 (1)
       (ii) Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
       (iii)      Subscription  and Investment  Letter for Global  Opportunities
                  Fund (31)
       (iv) Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

m                 12b-1 Plans - Not Applicable

n                 18f-3 Plans
       (i)        Amended and Restated Multiple Class Plan Purchase to Rule
                  18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (33)
       (ii)       Amended and Restated Multiple Class Plan Purchase to Rule
                  18f-3 USAA Mutual Funds Trust (27)

o                 Reserved

p                 CODE OF ETHICS
       (i)        USAA Investment Management Company dated January 1, 2008 (23)
       (ii)       Northern Trust Investments dated February 1, 2005 (14)
       (iii)      BlackRock, Inc. dated September 30, 2006 (16)
       (iv)       Batterymarch Financial Management, Inc. dated February 1,
                  2005 (14)
       (v)        Marsico Capital Management, LLC dated September 1, 2008 (31)
       (vi)       Wellington Management Company, LLP dated October 1, 2008 (32)
       (vii)      Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
       (viii)     Grantham, Mayo, Van Otterloo & Co., LLC dated October 26,
                  2005 (15)
       (ix)       Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3,
                  2006 (24)
       (x)        OFI Institutional Asset Management dated March 31, 2006 (15)
       (xi)       The Boston Company Asset Management LLC dated November 2006
                  (17)
       (xii)      MFS Investment Management dated January 1, 2007 (17)
       (xiii)     Credit Suisse Asset Management, LLC dated April 2006 (15)
       (xiv)      Deutsche Investment Management Americas Inc. dated August 11,
                  2006 (20)
       (xv)       Quantitative Management Associates January 9, 2007 (19)
       (xvi)      UBS Global Asset Management June 11, 2007(19)
       (xvii)     Renaissance Investment Management July 2007 (22)

q                 POWERS OF ATTORNEY
          (a)     Powers of Attorney for Christopher W. Claus, Michael Reimherr,
                  Richard A. Zucker, Barbara B. Dreeben, and Robert L. Mason dated September 13, 2006 (15)
          (b)     Powers of Attorney for Barbara Ostdiek and Roberto Galindo,
                  Jr. dated February 27, 2008 (23)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
        1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
        1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
        1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
        2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
        2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
        2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28,
        2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
        2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16,
        2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
        2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
        2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
        2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
        2007).

(20) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).

(21) Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).

(22) Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).

(23) Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).

(24) Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28,
        2008).

(25) Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9,
        2008).

(26) Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9,
        2008).

(27) Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30,
        2008).

(28) Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
        2008).

(29) Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
        2008).

(30) Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
        2008).

(31) Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).

(32) Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2008).

(33) Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29,
        2009).

(34) Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30,
        2009).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.  INDEMNIFICATION

          Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m)       Quantitative  Management  Associates  (QMA),  located at 466 Lexington
          Avenue, New York, New York 10017, serves as subadvisor to the Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, Illinois 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

(o) Credit Suisse Securities, (USA) LLC (CSSU ), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of CSSU is incorporated herein by reference to CSSU current Form ADV as amended and filed with the SEC.

(p) The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance's current Form ADV as amended and filed with the SEC.

ITEM 27. PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL           POSITION AND OFFICES        POSITION AND OFFICES
   BUSINESS ADDRESS             WITH UNDERWRITER                 WITH FUND

Christopher W. Claus          President and Chairman        President, Trustee
9800 Fredericksburg Road      of the Board of Directors     and Vice Chairman
San Antonio, TX 78288                                       of the Board of
                                                            Trustees

Kristi A. Matus               Director                      None
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson           Senior Vice President,        Vice President
9800 Fredericksburg Road      Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard                Senior Vice President,        Secretary
9800 Fredericksburg Road      Secretary and Counsel
San Antonio, TX 78288

Roberto Galindo, Jr.          Assistant Vice President      Treasurer
9800 Fredericksburg Road      Mutual Fund Financial
San Antonio, TX 78288         Administration

Jeffrey D. Hill               Assistant Vice President      Chief Compliance
9800 Fredericksburg Road      Mutual Funds Compliance       Officer
San Antonio, TX 78288

Dawn Cooper                   Director and Senior           None
9800 Fredericksburg Road      Vice President,
San Antonio, TX 78288         Distribution Services

Terri R. Kallsen              Senior Vice President         None
9800 Fredericksburg Road      Wealth Management
San Antonio, TX 78288

         (c)      Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company            Northern Trust Investments, N.A.
9800 Fredericksburg Road                      50 S. LaSalle Street
San Antonio, Texas 78288                      Chicago, Illinois 60603

USAA Shareholder Account Services             Chase Manhattan Bank
9800 Fredericksburg Road                      4 Chase MetroTech
San Antonio, Texas 78288                      18th Floor
                                              Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and Global Opportunities
Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities
Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, New York 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, Illinois 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

Credit Suisse Securities, (USA) LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)


ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 31st day of July, 2009.

                                           USAA MUTUAL FUNDS TRUST


                                            *
                                           ------------------------------------
                                           Christopher W. Claus
                                           President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

  (Signature)                      (Title)                         (Date)

  *                              Chairman of the
---------------------------      Board of Trustees
Richard A. Zucker

 *                               Vice Chairman of the Board
----------------------------     of Trustees and President
Christopher W. Claus            (Principal Executive Officer)


 *                               Treasurer (Principal)
-----------------------------    Financial and
Roberto Galindo, Jr.             Accounting Officer)


 *                                Trustee
----------------------------
Barbara B. Dreeben

 *                                Trustee
-----------------------------
Robert L. Mason

 *                                Trustee
-----------------------------
Barbara B. Ostdiek

 *                                Trustee
-----------------------------
Michael F. Reimherr


*BY: /s/ Mark S. Howard
     -------------------------------
Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated September 13, 2006, and February 27, 2008, which are incorporated herein and filed under Post Effective Amendments No. 21 and No. 30 with the Securities and Exchange Commission on September 29, 2006, and February 29, 2008, respectively.